Execution Version
FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into as of November 6, 2024, by and among BGSF, Inc., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and BMO Bank N.A., as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and as a lender.
RECITALS:
    WHEREAS, reference is hereby made to that certain Amended and Restated Credit Agreement, dated as of March 12, 2024, by and among the Borrower, the Lenders party thereto and the Administrative Agent (as heretofore amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Existing Credit Agreement”; capitalized terms used and not otherwise defined herein being used herein as therein defined);
    WHEREAS, the Borrower has requested certain modifications to the Existing Credit Agreement;
    WHEREAS, subject to the terms and conditions set forth herein, the Administrative Agent and Lenders party hereto have agreed to make such modifications to the Existing Credit Agreement.
    NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
SECTION 1.Amendments to the Existing Credit Agreement.
    (a) Effective as of the First Amendment Effective Date (as defined below), the Existing Credit Agreement (including, to the extent provided in Exhibit A hereto, the exhibits, schedules and appendices to the Existing Credit Agreement) is hereby amended (a) to delete the stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~) and (b) to add the double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text), in each case, as set forth in the marked pages of the Existing Credit Agreement (and to the extent provided in Exhibit A hereto, the exhibits, schedules and appendices to the Existing Credit Agreement) attached hereto as Exhibit A hereto and made a part hereof for all purposes (the “Amended Credit Agreement”).
SECTION 2.No Waiver. Nothing in this Amendment shall directly or indirectly whatsoever either: (i) be construed as a waiver of any covenant or provision of the Existing Credit Agreement, the Amended Credit Agreement or any other Loan Document, including, without limitation, Section 10.04 of the Amended Credit Agreement, or any other contract or instrument, (ii) impair, prejudice or otherwise adversely affect any right of the Administrative Agent at any time to exercise any right, privilege or remedy in connection with the Existing Credit Agreement, the Amended Credit Agreement, any other Loan Document or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of the Administrative Agent or Lenders or any right, privilege or remedy of the Administrative Agent under the Existing Credit Agreement, the Amended Credit Agreement, any other Loan Document or any other contract or instrument or constitute any consent by the Administrative Agent to any prior, existing or future violations of the Existing Credit Agreement, the Amended Credit Agreement or any other Loan Document.
[BGSF] First Amendment to Amended and Restated Credit Agreement

SECTION 3.Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to the Administrative Agent (the first date upon which all such conditions have been satisfied being herein called the “First Amendment Effective Date”):
(a)The Administrative Agent shall have received a copy of this Amendment, duly executed by the Lenders, Borrower and each Guarantor.
(b)The Borrower shall have paid to the Administrative Agent (i) for the ratable benefit of the Lenders, an amendment fee equal to the product of 0.50% times the sum of the outstanding Commitments and Loans under the Amended Credit Agreement as of the date hereof (which fee, once paid on the date hereof, shall be fully earned and non-refundable) and (ii) all other costs, fees and expenses (including, without limitation, legal fees and expenses of attorneys, consultants and other advisors) due and payable pursuant to or in connection with the Existing Credit Agreement or this Amendment.
The Borrower shall be deemed to represent and warrant to the Administrative Agent that the foregoing conditions in this Section 3 have been satisfied (unless otherwise waived in writing or deferred in writing by the Administrative Agent) upon the release of their respective signatures to this Amendment.
SECTION 4.Post-Closing Obligations. As a material inducement to the Administrative Agent and the Lenders party hereto entering into and performing their respective obligations under this Amendment, the Borrower hereby agrees that within thirty (30) days after the First Amendment Effective Date (or such later date not to exceed sixty (60) days after the First Amendment Effective Date as agreed to by the Administrative Agent at its sole option), the Borrower shall deliver or cause to be delivered to the Administrative Agent evidence reasonably satisfactory to the Administrative Agent that the “Maturity Date” (as such term is defined in the Horn Solutions Seller Note) has been extended to not earlier than April 12, 2025.
    The Borrower hereby acknowledges and agrees that the failure of the Borrower to comply with or otherwise perform any of its obligations set forth in this Section 4 shall, immediately upon the expiration of the time provided herein for the performance of such obligation (as such time may be extended, if elected by Administrative Agent), constitute an Event of Default under the Amended Credit Agreement.
SECTION 5.Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Existing Credit Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Existing Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, each Guarantor and the Administrative Agent agree that the Existing Credit Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. The Borrower and each Guarantor confirms that all of its obligations under the Loan Documents are in full force and effect and are performable in accordance with their respective terms without setoff, defense, counter-claim or claims in recoupment. The Borrower and each Guarantor further confirms that the term “Obligations”, as used in the Existing Credit Agreement, the term “Guaranteed Obligations” as used in the Guaranty delivered by the Guarantors on the Closing Date, and the term the “Secured Obligations” as used in the Security Agreement delivered by the Guarantors on the Closing Date shall, in each case, include all Obligations of the Borrower under the Amended Credit Agreement (including Obligations in respect of the Second Amendment Term Loans), any promissory

[BGSF] First Amendment to Amended and Restated Credit Agreement

notes issued under the Existing Credit Agreement, the Amended Credit Agreement and each other Loan Document.
SECTION 6.Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith by the Borrower have been authorized by all requisite organizational action on the part of the Borrower and will not violate the organizational or governing documents of the Borrower; (b) before and after giving effect to this Amendment, the representations and warranties contained in Article VI of the Amended Credit Agreement and in the other Loan Documents, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects (or in all respects if qualified by materiality) on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or in all respects if qualified by materiality) as of such earlier date, and for the purposes of this Amendment, the representations and warranties contained in subsections (a) and (b) of Section 6.2 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.1 of the Amended Credit Agreement; (c) no Default or Event of Default under the Amended Credit Agreement has occurred and is continuing; (d) the Borrower is in compliance with all covenants and agreements contained in the Amended Credit Agreement and the other Loan Documents, as applicable, as amended hereby; and (e) the Borrower has not amended its organizational or governing documents since the date of execution of the Existing Credit Agreement other than as has been previously disclosed and delivered to the Administrative Agent.
SECTION 7.Survival of Representations and Warranties. All representations and warranties made in the Existing Credit Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or any closing shall affect the representations and warranties or the right of the Administrative Agent to rely upon them.
SECTION 8.Reference to Credit Agreement. Each of the Existing Credit Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Amended Credit Agreement are hereby amended so that any reference in the Amended Credit Agreement and such other Loan Documents to the Credit Agreement shall mean a reference to the Amended Credit Agreement, and any reference in the Amended Credit Agreement and such other Loan Documents to any other Loan Document amended by the provisions of this Amendment shall mean a reference to such other Loan Documents, as amended hereby.
SECTION 9.Release. The Borrower and the other parties hereto hereby voluntarily and knowingly forever release, discharge, waive and relinquish any and all claims, demands, causes of action of every kind and nature whatsoever, whether in law, in equity or before an administrative agency, whether known or unknown, direct or indirect, fixed or contingent, whether heretofore asserted or not, and whether arising based on a tort or breach of contractual or other duty, arising under or in connection with this Amendment, any other Loan Document or the transactions contemplated thereby based on the acts or omissions of the Administrative Agent and its past and present officers, directors, managers, employees, partners, agents, shareholders, members, trustees, predecessors, successors, and assigns (the

[BGSF] First Amendment to Amended and Restated Credit Agreement

“Released Parties”) existing on or before the date hereof, that either Borrower or the other parties hereto ever had, have or may have against the Released Parties.
SECTION 10.Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. Furthermore, in lieu of such invalid or unenforceable provision there shall be added as a part of this Amendment a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.
SECTION 11.Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent and the Lenders party hereto and their respective successors and assigns, except that no party may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent.
SECTION 12.Counterparts; Execution. This Amendment may be executed and delivered in one or more counterparts, and via manual or via electronic means, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
SECTION 13.Effect of Waiver. No consent or waiver, express or implied, by the Administrative Agent to or for any breach of or deviation from any covenant or condition by any party hereto shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.
SECTION 14.Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
SECTION 15.Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in and shall be governed by and construed in accordance with the laws of the State of Texas.
SECTION 16.Final Agreement. THE AMENDED CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE AMENDED CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE LOAN PARTIES AND THE ADMINISTRATIVE AGENT.
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[BGSF] First Amendment to Amended and Restated Credit Agreement

IN WITNESS WHEREOF, this Amendment has been executed on the date first written above, to be effective as the respective date set forth above.
ADMINISTRATIVE AGENT AND LENDER:

BMO BANK N.A.,

By:/s/ R. Blake Beavers
Name: R. Blake Beavers
Title: Director

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First Amendment to Amended and Restated Credit Agreement

LENDER:
BANK OF AMERICA, N.A.

By:    /s/ Desaree Lopez
Name: Desaree Lopez
Title: Senior Vice President

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LENDER:
INDEPENDENT BANK

By:/s/ Burton C. French
Name: Burton C. French
Title: Sr. Vice President

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LENDER:
TEXAS CAPITAL BANK

By:    /s/ Cat Roemer
Name: Cat Roemer
Title: Assistant Vice President

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BORROWER:
BGSF, INC.

By:    /s/ John Barnett
Name: John Barnett
Title: Chief Financial Officer
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GUARANTORS:
B G STAFF SERVICES INC
BG CALIFORNIA FINANCE & ACCOUNTING STAFFING, INC.
BG CALIFORNIA IT STAFFING, INC.
BG CALIFORNIA MULTIFAMILY STAFFING, INC.
BG FINANCE AND ACCOUNTING, INC.
BG PERSONNEL OF TEXAS, LLC
BG PERSONNEL, LLC
EDGEROCK TECHNOLOGIES HOLDINGS, INC.
EDGEROCK TECHNOLOGIES, LLC

By:    /s/ John Barnett
Name: John Barnett
Title: Chief Financial Officer

BG PERSONNEL, LP
By: BGSF Professional, LLC
Its: General Partner

By:    BGSF, Inc.
Its: Sole Member

By:    /s/ John Barnett            ______
Name: John Barnett
Title: Chief Financial Officer

BGSF PROFESSIONAL, LLC

By: BGSF, Inc.
Its: Sole Member

By:    /s/ John Barnett            ______
Name: John Barnett
Title: Chief Financial Officer

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First Amendment to Amended and Restated Credit Agreement

Exhibit A
Marked Credit Agreement
[See Attached].
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First Amendment to Amended and Restated Credit Agreement

AMENDED AND RESTATED CREDIT AGREEMENT

among

BGSF, INC.,
as Borrower

THE LENDERS FROM TIME TO TIME PARTY HERETO

and

BMO BANK N.A.,
as Administrative Agent, L/C Issuer and Swing Line Lender

BMO CAPITAL MARKETS CORP.,
as Sole Lead Arranger and Sole Book Runner

Dated as of March 12, 2024

Exhibit A to
First Amendment to Amended and Restated Credit Agreement

INDEX TO SCHEDULES

Schedule	Description of Schedule	Section

2.1	Commitments and Applicable Percentages	2.1
6.5	Litigation and Judgments	6.5
6.6(b)	Leased Real Property (Lessee)	6.6(b)
6.13	Subsidiaries, Ventures, Etc.	6.13
6.19	Intellectual Property	6.19
7.15	Post-Closing Obligations	7.15
8.1	Existing Debt	8.1
8.2	Existing Liens	8.2
8.5	Existing Investments	8.5
12.11	Notices	12.11

INDEX TO EXHIBITS

Exhibit	Description of Exhibit	Section

A	Assignment and Assumption	1.1
B	Reserved	1.1
C	Compliance Certificate	1.1
D	Guaranty	1.1
E	Revolving Credit Borrowing Request	1.1
F	Revolving Credit Note	1.1
G	Security Agreement	1.1
H	Swing Line Loan Request	1.1
I	Tax Forms	3.4(g)
J	Term Loan Borrowing Request	1.1
K	Term Loan Note	1.1

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TABLE OF CONTENTS
Page
ARTICLE 1 DEFINITIONS    1
Section 1.1    Definitions    1
Section 1.2    Accounting Matters    35
Section 1.3    ERISA Matters    36
Section 1.4    Other Definitional Provisions    36
Section 1.5    Interpretative Provision    36
Section 1.6    Times of Day    36
Section 1.7    Other Loan Documents    36
Section 1.8    Letter of Credit Amounts    37
Section 1.9    Pro Forma Calculations    37
Section 1.10    Divisions    37
Section 1.11    Interest Rates    38
ARTICLE 2 THE COMMITMENTS AND CREDIT EXTENSIONS    38
Section 2.1    The Loans    38
Section 2.2    Swing Line Loans    41
Section 2.3    Letters of Credit    44
Section 2.4    Fees    51
Section 2.5    Payments Generally; Administrative Agent’s Clawback    52
Section 2.6    Evidence of Debt    53
Section 2.7    Interest; Payment Terms    54
Section 2.8    Voluntary Termination or Reduction of Commitments; Prepayments    56
Section 2.9    Uncommitted Increase in Commitments    58
Section 2.10    Cash Collateral    61
Section 2.11    Effect of Benchmark Transition Event    62
ARTICLE 3 TAXES, YIELD PROTECTION AND INDEMNITY    63
Section 3.1    Increased Costs    63
Section 3.2    Illegality    64
Section 3.3    Inability to Determine Rates    65
Section 3.4    Taxes    65
Section 3.5    Compensation for Losses    69
Section 3.6    Mitigation of Obligations; Replacement of Lenders    70
Section 3.7    Survival    71
ARTICLE 4 SECURITY    71
Section 4.1    Collateral    71
Section 4.2    Setoff    71
Section 4.3    Authorization to File Financing Statements    72
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ARTICLE 5 CONDITIONS PRECEDENT    72
Section 5.1    Initial Extension of Credit    72
Section 5.2    All Extensions of Credit    75
Section 5.3    Credit Extensions in Respect of MIRE Event    77
ARTICLE 6 REPRESENTATIONS AND WARRANTIES    77
Section 6.1    Entity Existence    77
Section 6.2    Financial Statements; Etc    78
Section 6.3    Action; No Breach    78
Section 6.4    Operation of Business    78
Section 6.5    Litigation and Judgments    78
Section 6.6    Rights in Properties; Liens    79
Section 6.7    Enforceability    79
Section 6.8    Approvals    79
Section 6.9    Taxes    79
Section 6.10    Use of Proceeds; Margin Securities    79
Section 6.11    ERISA    80
Section 6.12    Disclosure    80
Section 6.13    Subsidiaries    80
Section 6.14    Agreements    80
Section 6.15    Compliance with Laws    81
Section 6.16    Inventory    81
Section 6.17    Regulated Entities    81
Section 6.18    Environmental Matters    81
Section 6.19    Intellectual Property    82
Section 6.20    Foreign Assets Control Regulations and Anti-Money Laundering    82
Section 6.21    Patriot Act    82
Section 6.22    Insurance    83
Section 6.23    Solvency    83
Section 6.24    Security Documents    83
Section 6.25    Businesses    83
Section 6.26    Labor Matters    83
Section 6.27    Brokers    83
Section 6.28    Sanctions    83
Section 6.29    Anti-Corruption Laws    83
Section 6.30    EEA Financial Institutions    83
Section 6.31    Beneficial Ownership Certificate    84
Section 6.32    No Default    84
ARTICLE 7 AFFIRMATIVE COVENANTS    84
Section 7.1    Reporting Requirements    84
Section 7.2    Maintenance of Existence; Conduct of Business    86
Section 7.3    Maintenance of Properties    86
Section 7.4    Taxes and Claims    86
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Section 7.5    Insurance    86
Section 7.6    Inspection Rights    87
Section 7.7    Keeping Books and Records    87
Section 7.8    Compliance with Laws    87
Section 7.9    Compliance with Agreements    88
Section 7.10    Further Assurances    88
Section 7.11    ERISA    88
Section 7.12    Depository Relationship    88
Section 7.13    Additional Guarantors    88
Section 7.14    Anti-Corruption Laws and Sanctions    89
Section 7.15    Post-Closing Obligations    90
ARTICLE 8 NEGATIVE COVENANTS    90
Section 8.1    Debt    90
Section 8.2    Limitation on Liens    90
Section 8.3    Mergers, Etc    91
Section 8.4    Restricted Payments    91
Section 8.5    Loans; Investments; Acquisitions    91
Section 8.6    Transactions With Affiliates    94
Section 8.7    Disposition of Assets    94
Section 8.8    Sale and Leaseback    94
Section 8.9    Prepayment and Payment of Debt    94
Section 8.10    Nature of Business    95
Section 8.11    Environmental Protection    95
Section 8.12    Accounting    95
Section 8.13    Burdensome Agreements    95
Section 8.14    Subsidiaries    95
Section 8.15    Amendments of Constituent Documents    96
Section 8.16    Hedge Agreements    96
Section 8.17    OFAC    96
Section 8.18    Sanctions    96
Section 8.19    Anti-Corruption Laws    96
Section 8.20    Use of Term Loan Proceeds    96
ARTICLE 9 FINANCIAL COVENANTS    96
Section 9.1    Leverage Ratio    97
Section 9.2    Fixed Charge Coverage Ratio    97
ARTICLE 10 DEFAULT    97
Section 10.1    Events of Default    97
Section 10.2    Remedies Upon Default    100
Section 10.3    Application of Funds    100
Section 10.4    Performance by Administrative Agent    101
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ARTICLE 11 AGENCY    101
Section 11.1    Appointment and Authority    101
Section 11.2    Rights as a Lender    102
Section 11.3    Exculpatory Provisions    102
Section 11.4    Reliance by Administrative Agent    103
Section 11.5    Delegation of Duties    104
Section 11.6    Resignation of Administrative Agent    104
Section 11.7    Non-Reliance on Administrative Agent and Other Lenders    106
Section 11.8    Administrative Agent May File Proofs of Claim    106
Section 11.9    Collateral and Guaranty Matters    107
Section 11.10    Bank Product Agreements    107
Section 11.11    Erroneous Payments    108
ARTICLE 12 MISCELLANEOUS    108
Section 12.1    Expenses    108
Section 12.2    INDEMNIFICATION    110
Section 12.3    Limitation of Liability    110
Section 12.4    No Duty    111
Section 12.5    Lenders Not Fiduciary    111
Section 12.6    Equitable Relief    111
Section 12.7    No Waiver; Cumulative Remedies    111
Section 12.8    Successors and Assigns    112
Section 12.9    Survival    116
Section 12.10    Amendment    116
Section 12.11    Notices    117
Section 12.12    Governing Law; Venue; Service of Process    118
Section 12.13    Counterparts    119
Section 12.14    Severability    119
Section 12.15    Headings    120
Section 12.16    Construction    120
Section 12.17    Independence of Covenants    120
Section 12.18    WAIVER OF JURY TRIAL    120
Section 12.19    Additional Interest Provision    120
Section 12.20    Ceiling Election    121
Section 12.21    USA Patriot Act Notice    121
Section 12.22    Defaulting Lenders    122
Section 12.23    Sharing of Payments by Lenders    124
Section 12.24    Payments Set Aside    125
Section 12.25    Confidentiality    125
Section 12.26    Electronic Execution of Assignments and Certain Other Documents    126
Section 12.27    NOTICE OF FINAL AGREEMENT    126
Section 12.28    Acknowledgement and Consent to Bail-In of Affected Financial Institutions    126
Section 12.29    Acknowledgement Regarding Any Supported QFCs    127
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First Amendment to Amended and Restated Credit Agreement

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First Amendment to Amended and Restated Credit Agreement

AMENDED AND RESTATED CREDIT AGREEMENT
This AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of March 12, 2024, is among BGSF, INC., a Delaware corporation (“Borrower”), the lenders from time to time party hereto (collectively, “Lenders” and individually, a “Lender”), and BMO BANK N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.
RECITALS
WHEREAS, Borrower, Administrative Agent and the “Lenders” from time to time party thereto (the “Original Lenders”) are parties to that certain Credit Agreement, dated as of July 16, 2019 (as such agreement was amended, restated, amended and restated, supplemented and otherwise modified from time to time before the date hereof, the “Original Credit Agreement”);
WHEREAS, Borrower has requested that Administrative Agent and the Lenders amend and restate the Original Credit Agreement in its entirety; and
WHEREAS, it is the intention of the parties hereto that the loans outstanding under the Original Credit Agreement prior to the Closing Date shall continue and remain outstanding and shall not be repaid on the Closing Date but constitute outstanding loans hereunder and accordingly, the loans made hereunder are not an extinguishment or novation of the loans and other extensions of credit made pursuant to the Original Credit Agreement (as herein amended and restated by this Agreement).
NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto covenant and agree as follows:
SECTION 1.

DEFINITIONS
Section 1.1Definitions. As used in this Agreement, all exhibits, appendices and schedules hereto and in any note, certificate, report or other Loan Documents made or delivered pursuant to this Agreement, the following terms will have the meanings given such terms in this Article 1 or in the provision, section or recital referred to below:
“Account” means an account, as defined in the UCC.
“Acquisition” means the acquisition by any Person of (a) a majority of the equity interests of another Person, (b) all or substantially all of the assets of another Person or (c) all or substantially all of a business unit or line of business of another Person, in each case (i) whether or not involving a merger or consolidation with such other Person and (ii) whether in one transaction or a series of related transactions.
“Acquisition Consideration” means the consideration given by Borrower or any of its Subsidiaries for an Acquisition, including but not limited to the sum of (without duplication) (a) the fair market value of any cash, property (excluding equity interests) or services given, plus
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(b) the amount of any Debt assumed, incurred or guaranteed (to the extent not otherwise included) in connection with such Acquisition by Borrower or any of its Subsidiaries.
“Adjusted Term SOFR” means, for the purposes of any calculation, the rate per annum equal to Term SOFR for such calculation plus the applicable Term SOFR Adjustment.
“Administrative Agent” means BMO Bank N.A., in its capacity as administrative agent under any of the Loan Documents, until the appointment of a successor administrative agent pursuant to the terms of this Agreement and, thereafter, shall mean such successor administrative agent.
“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by Administrative Agent.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Affiliate” means, as to any Person, any other Person (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; (b) that directly or indirectly beneficially owns or holds 10% or more of any class of voting stock of such Person; or (c) 10% or more of the voting stock of which is directly or indirectly beneficially owned or held by such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause direction of the management or policies of a Person, whether through the ownership of voting securities, by contract, or otherwise; provided, however, in no event shall any Lender be deemed an Affiliate of Borrower or any of its Subsidiaries or Affiliates.
“Agent Parties” means, collectively, Administrative Agent or any of its Related Parties.
“Agreement” has the meaning set forth in the introductory paragraph hereto, and includes all schedules, exhibits and appendices attached or otherwise identified therewith.
“Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act of 1997, the UK Bribery Act of 2010 and all other applicable Laws relating to any Obligated Party or any of its Affiliates from time to time concerning or relating to bribery or corruption.
“Applicable Margin” means the applicable percentages per annum set forth below, based upon the Leverage Ratio, as set forth in the most recent Compliance Certificate received by Administrative Agent pursuant to Section 7.1(d):

Pricing Level	Leverage Ratio	Base Rate Portion	Term SOFR Portions and Letter of Credit Fee	Commitment Fee
1	≥ 3.00:1.00	2.75%	3.75%	0.50%
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~~1~~2	≥ 2.50:1.00 but < 3.00:1.00	1.75%	2.75%	0.40%
~~2~~3	≥ 2.00:1.00 but < 2.50:1.00	1.50%	2.50%	0.35%
~~3~~4	≥ 1.50:1.00 but < 2.00:1.00	1.25%	2.25%	0.30%
~~4~~5	≥ 1.00:1.00 but < 1.50:1.00	1.00%	2.00%	0.25%
~~5~~6	< 1.00:1.00	0.75%	1.75%	0.20%

Any increase or decrease in the Applicable Margin resulting from a change in the Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 7.1(d); provided that if a Compliance Certificate is not delivered when due in accordance with such Section, then upon the request of the Required Lenders, Pricing Level 1 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered. Subject to the foregoing sentence, the Applicable Margin from the ~~Closing~~First Amendment Effective Date through the date a Compliance Certificate is delivered pursuant to Section 7.1(d) in respect of the first fiscal quarter of Borrower ending after the ~~Closing~~First Amendment Effective Date shall be determined based upon Pricing Level ~~2~~1.
If, as a result of any restatement of or other adjustment to the financial statements of Borrower or for any other reason, Borrower or the Required Lenders determine that (i) the Leverage Ratio as calculated by Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Leverage Ratio would have resulted in higher pricing for such period, Borrower shall immediately and retroactively be obligated to pay to Administrative Agent for the account of the applicable Lenders, L/C Issuer or Swing Line Lender, as the case may be, promptly on demand by Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to Borrower under the Bankruptcy Code of the United States, automatically and without further action by Administrative Agent, any Lender, L/C Issuer or Swing Line Lender), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of Administrative Agent, any Lender, L/C Issuer or Swing Line Lender, as the case may be, under Section 2.3(c)(iii), 2.3(g) or 2.7(g) or under Article 8. Borrower’s obligations under this paragraph shall survive the termination of the Commitments and the repayment of all other Obligations hereunder.
“Applicable Percentage” means
(a)     in respect of the Delayed Draw Term Loan Commitments, with respect to any Term Loan Lender at any time, the percentage (carried out to the twelfth decimal place) of the aggregate Delayed Draw Term Loan Commitments of all Term Loan Lenders at such time represented by such Term Loan Lender’s Delayed Term Loan Commitment at such time, and
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(b)     in respect of the Incremental Term Loan Commitments, with respect to any Term Loan Lender at any time, the percentage (carried out to the twelfth decimal place) of the aggregate Incremental Term Loan Commitments of all Term Loan Lenders at such time represented by such Term Loan Lender’s Incremental Term Loan Commitment at such time,
(c)     in respect of the Term Loans, with respect to any Term Loan Lender at any time, the percentage (carried out to the twelfth decimal place) of the Term Loan Facility represented by the Obligations under the Term Loan Facility held by such Term Loan Lender at such time, and
(d)     in respect of the Revolving Credit Facility, with respect to any Revolving Credit Lender at any time, the percentage (carried out to the twelfth decimal place) of the Revolving Credit Facility represented by such Revolving Credit Lender’s Revolving Credit Commitment at such time; provided that if Revolving Credit Commitments have been terminated or otherwise reduced to $0 pursuant to the terms hereof, then the Applicable Percentage of each Lender with respect to the Revolving Credit Facility shall be determined based upon the Applicable Percentage of such Lender immediately prior to such termination or reduction and after giving effect to any subsequent assignments made pursuant to the terms hereof.
“Applicable Rate” means (a) in the case of a Portion bearing interest based upon the Base Rate, the Base Rate plus the Applicable Margin; and (b) in the case of a Portion bearing interest based upon Term SOFR or Adjusted Term SOFR, Adjusted Term SOFR plus the Applicable Margin.
“Approved Foreign Acquisition” means any Permitted Acquisition which was made in reliance on either clause (A)(y) or (B)(y) of Section 8.5(e)(ii).
“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Arranger” means BMO Capital Markets Corp. in its capacity as sole lead arranger and sole book manager.
“Arroyo Acquisition Agreement” means that certain Asset Purchase Agreement, dated as of April 23, 2023, by and among BGSF Professional, Arroyo Consulting LLC, a Tennessee limited liability company, Luis Fernando Sanchez, an individual resident of the State of Texas, and Maureen E. Herrera, an individual resident of the State of Texas, as the same may be amended from time to time.
“Arroyo Earnout” has the meaning set forth in Section 8.20.
“ASC 842” has the meaning set forth in Section 1.2(c).
“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by
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Section 12.8), and accepted by Administrative Agent, in substantially the form of Exhibit A or any other form approved by Administrative Agent.
“Auto-Extension Letter of Credit” means a Letter of Credit that has automatic extension provisions.
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.11.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliate (other than through liquidation, administration or other insolvency proceedings).
“Bank Product Agreements” means those certain agreements entered into from time to time between any Obligated Party and a Lender or its Affiliate in connection with any of the Bank Products, including without limitation, Hedge Agreements.
“Bank Product Obligations” means all obligations, liabilities, contingent reimbursement obligations, fees, and expenses owing by any Obligated Party to any Lender or its Affiliate pursuant to or evidenced by the Bank Product Agreements and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all such amounts that an Obligated Party is obligated to reimburse to any Lender or its Affiliate as a result of such Lender or its Affiliate purchasing participations or executing indemnities or reimbursement obligations with respect to the Bank Products provided to any Obligated Party pursuant to the Bank Product Agreements. For the avoidance of doubt, the Bank Product Obligations arising under any Hedge Agreement shall be determined by the Hedge Termination Value thereof.
“Bank Product Provider” means any Person that, (a) at the time it enters into a Bank Product Agreement is a Lender or an Affiliate of a Lender or (b) at the time it (or its Affiliate)
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becomes a Lender, is a party to a Bank Product Agreement, in each case, in its capacity as a party to such Bank Product Agreement.
“Bank Products” means any service provided to, facility extended to, or transaction entered into with, any Obligated Party by any Lender or its Affiliate consisting of (a) deposit accounts, (b) cash management services, including treasury, depository, return items, overdraft, controlled disbursement, merchant store value cards, e-payables services, electronic funds transfer, interstate depository network, automatic clearing house transfer (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system) and other cash management arrangements maintained with any Lender or its Affiliates, (c) debit cards, stored value cards, and credit cards (including commercial credit cards (including so-called “procurement cards” or “P-cards”)) and debit card and credit card processing services or (d) Hedge Agreements.
“Base Rate” means, for any day, a fluctuating rate per annum equal to the highest of (a) the rate of interest announced by Administrative Agent from time to time as its prime rate for such day; (b) the Federal Funds Rate for such day, plus 0.50%; and (c) the sum of (i) Adjusted Term SOFR for a one-month tenor in effect on such day plus (ii) 1.00%. Any change in the Base Rate due to a change in the prime rate, the Federal Funds Rate or Adjusted Term SOFR, as applicable, shall be effective from and including the effective date of the change in such rate. If the Base Rate is being used as an alternate rate of interest pursuant to Section 2.11 or 3.3 hereof, then the Base Rate shall be the greater of clause (a) and (b) above and shall be determined without reference to clause (c) above. If the Base Rate as determined above shall ever be less than the Floor, then Base Rate shall be deemed to be the Floor.
“Base Rate Portion” means each Portion bearing interest based on the Base Rate.
“Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.11.
“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by Administrative Agent for the applicable Benchmark Replacement Date,
(a)    the sum of (i) Daily Simple SOFR plus (ii) 0.10% (10 basis points); or
(b)    the sum of: (i) the alternate benchmark rate that has been selected by Administrative Agent and the Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (ii) the related Benchmark Replacement Adjustment.
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If the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities.
“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:
(a)    in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or
(b)    in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness or non-compliance will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.
For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:
(a)    a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the
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time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
(b)    a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or
(c)    a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative.
For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Unavailability Period” means the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.11 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.11.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“BGSF Professional” means BGSF Professional, LLC, a Delaware limited liability company.
“BMO” means BMO Bank, N.A.
“Borrower” means the Person identified as such in the introductory paragraph hereto, and its successors and assigns to the extent permitted by Section 12.8.
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“Borrowing” means a Revolving Credit Borrowing, a Swing Line Borrowing or a Term Loan Borrowing, as the context may require.
“Borrowing Request” means a Revolving Credit Borrowing Request or a Term Loan Borrowing Request, as applicable.
“Business Day” means for all purposes, a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in Dallas, Texas are authorized or required by law to be closed. Unless otherwise provided, the term “days” when used herein means calendar days.
“Capital Expenditure” means, with respect to any Person, any expenditure by such Person for (a) an asset which will be used in a year or years subsequent to the year in which the expenditure is made and which asset is properly classified in relevant financial statements of such Person as equipment, real property, a fixed asset or a similar type of capitalized asset in accordance with GAAP or (b) an asset relating to or acquired in connection with an acquired business, and any and all acquisition costs related to clause (a) or (b) above.
“Capitalized Lease Obligation” means, with respect to any Person, the amount of Debt under a lease of Property by such Person that would be shown as a liability on a balance sheet of such Person prepared for financial reporting purposes in accordance with GAAP (but excluding, for the avoidance of doubt, the amount of Debt under “operating leases” as defined in ASC 842).
“Cash Collateralize” means to pledge and deposit with or deliver to Administrative Agent, for the benefit of one or more of L/C Issuer or Revolving Credit Lenders, as collateral for L/C Obligations or obligations of Revolving Credit Lenders to fund participations in respect of L/C Obligations, cash or deposit account balances or, if Administrative Agent and L/C Issuer shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to Administrative Agent and L/C Issuer. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.
“Cash Interest Expense” means, for any Person for any period, total interest expense in respect of all outstanding Debt actually paid or that is payable by such Person during such period, including, without limitation, all commissions, discounts, and other fees and charges with respect to letters of credit and all net costs under Hedge Agreements in respect of interest rates to the extent such costs are allocable to such period, but excluding interest expense not payable in cash, all as determined in accordance with GAAP.
“Casualty Event” means any event not constituting a Disposition that gives rise to the receipt by Borrower or any of its Subsidiaries of any insurance proceeds or condemnation awards in respect of any equipment, fixed assets or real property (including any improvements thereon) to replace or repair such equipment, fixed assets or real property.
“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or
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application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, implemented, adopted or issued.
“Change of Control” means an event or series of events by which:
(a)    any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of more than fifty percent (50%) or more of the equity interests of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully-diluted basis (and taking into account all such securities that such “person” or “group” has the right to acquire pursuant to any option right); or
(b)    during any period of twenty-four (24) consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.
“Closing Date” means the first date all the conditions precedent in Section 5.1 are satisfied or waived in accordance with Section 12.10.
“Code” means the Internal Revenue Code of 1986.
“Collateral” means substantially all of the Property of Borrower and its Subsidiaries as described in the Security Documents, together with any other Property and collateral described in the Security Documents, including, among other things, any other Property which may now or
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hereafter secure the Obligations or any part thereof, and any products or proceeds of any of the foregoing.
“Commitment” means a Term Loan Commitment or a Revolving Credit Commitment, as the context may require.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of Borrower pursuant to any Loan Document or the transactions contemplated therein which is distributed to Administrative Agent, any Lender, L/C Issuer, or Swing Line Lender by means of electronic communications pursuant to Section 12.11(d), including through the Platform.
“Compliance Certificate” means a certificate, substantially in the form of Exhibit C, or in any other form agreed to by Borrower and Administrative Agent, prepared by and certified by a Responsible Officer of Borrower.
“Conforming Changes” means with respect to either the use or administration of Term SOFR (including Adjusted Term SOFR) or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” the definition of “U.S. Government Securities Business Day”, the timing and frequency of determining rates and making payments of interest, the timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).
“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
“Constituent Documents” means (a) in the case of a corporation, its articles or certificate of incorporation and bylaws; (b) in the case of a general partnership, its partnership agreement; (c) in the case of a limited partnership, its certificate of limited partnership or certificate of formation, as applicable, and partnership agreement; (d) in the case of a trust, its trust agreement; (e) in the case of a joint venture, its joint venture agreement; (f) in the case of a limited liability company, its articles of organization, operating agreement, regulations and/or other
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organizational and governance documents and agreements; and (g) in the case of any other entity, its organizational and governance documents and agreements.
~~“Covenant Holiday” has the meaning set forth in Section 9.1.~~
~~“Covenant Holiday Acquisition” means any Acquisition consummated by Borrower or a Subsidiary for which the total Acquisition Consideration exceeds $40,000,000.~~
“Credit Extension” means a Revolving Credit Borrowing, a Term Loan Borrowing, an L/C Credit Extension or a Swing Line Borrowing, as the context may require.
“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for bilateral business loans; provided, that if Administrative Agent decides that any such convention is not administratively feasible for the Lender, then Administrative Agent may establish another convention in its reasonable discretion.
“Debt” means, of any Person as of any date of determination (without duplication): (a) all obligations of such Person for borrowed money; (b) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments; (c) all obligations of such Person to pay the deferred purchase price of Property or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than ninety (90) days; (d) all Capitalized Lease Obligations of such Person; (e) all Debt or other obligations of others Guaranteed by such Person; (f) all obligations secured by a Lien existing on Property owned by such Person, whether or not the obligations secured thereby have been assumed by such Person or are non-recourse to the credit of such Person; (g) any other obligation for borrowed money or other financial accommodations which in accordance with GAAP would be shown as a liability on the balance sheet of such Person; (h) any repurchase obligation or liability of a Person with respect to Accounts, chattel paper or notes receivable sold by such Person; (i) any liability under a sale and leaseback transaction that is not a Capitalized Lease Obligation; (j) any obligation under any so called “synthetic leases;” (k) any obligation arising with respect to any other transaction that is the functional equivalent of borrowing but which does not constitute a liability on the balance sheets of a Person; (l) all payment and reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers’ acceptances, surety or other bonds and similar instruments; (m) all liabilities of such Person in respect of unfunded vested benefits under any Plan; (n) all net Hedge Obligations of such Person, valued at the Hedge Termination Value thereof; and (o) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any equity interests in such Person or any other Person, valued, in the case of redeemable preferred stock interests, at the greater of its voluntary or involuntary liquidation preference, excluding, however, all accrued and unpaid dividends.
For all purposes, the Debt of any Person shall include the Debt of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in
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which such Person is a general partner or a joint venturer, unless such Debt is expressly made non-recourse to such Person.
“Debt Service” means, for any Person as of any date, the sum of (a) all regularly scheduled principal payments that are paid or are payable in respect of all Debt of such Person, plus (b) all Cash Interest Expense that is paid or payable in respect of all Debt of such Person, in each case for the four fiscal quarters of such Person most recently ended; provided that the repayment by Borrower of the outstanding principal balance of the Horn Solutions Seller Note ~~on or before December 12, 2024,~~ shall be disregarded from the calculation of “Debt Service” so long as such repayment is made in accordance with the provisions of Section 8.9.
“Debtor Relief Laws” means Title 11 of the United States Code, as now or hereafter in effect, or any other applicable law, domestic or foreign, as now or hereafter in effect, relating to bankruptcy, insolvency, liquidation, receivership, reorganization, assignment for the benefit of creditors, moratorium, arrangement or composition, extension or adjustment of debts, or similar Laws affecting the rights of creditors.
“Default” means an Event of Default or the occurrence of an event or condition which with notice or lapse of time or both would become an Event of Default.
“Default Interest Rate” means an interest rate equal to (a) the Base Rate plus (b) the Applicable Margin then applicable to a Base Rate Portion plus (c) two percent (2%) per annum; provided, however, that with respect to a Term SOFR Portion, the Default Interest Rate shall be an interest rate equal to the interest rate (including any Applicable Margin) otherwise then applicable to such Term SOFR Portion plus two percent (2%) per annum; provided, however, in no event shall the Default Interest Rate exceed the Maximum Rate.
“Defaulting Lender” means, subject to Section 12.22(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies Administrative Agent and Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to Administrative Agent or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Swing Line Loans) within two (2) Business Days of the date when due, (b) has notified Borrower, Administrative Agent, L/C Issuer or Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by Administrative Agent or Borrower, to confirm in writing to Administrative Agent and Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by Administrative Agent and Borrower), or (d) has, or has a direct or
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indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 12.22(b)) upon delivery of written notice of such determination to Borrower and each Lender.
“Delayed Draw Commitment Termination Date” means July 15, 2024.
“Delayed Draw Term Loan Commitment” means, as to each Term Loan Lender, its obligation to make a Delayed Draw Term Loan to Borrower pursuant to Section 2.1(b)(ii) in an aggregate principal amount not to exceed the amount set forth opposite such Term Loan Lender’s name on Schedule 2.1 under the caption “Delayed Draw Term Loan Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Term Loan Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. As of the Closing Date, the aggregate Delayed Draw Term Loan Commitments are $4,250,000.
“Delayed Draw Term Loans” has the meaning set forth in Section 2.1(b).
“Designated Jurisdiction” means any country, region or territory to the extent that such country, region or territory is the subject of any Sanction.
“Disposition” means any sale, lease, sub-lease, transfer, assignment, conveyance, release, loss or other disposition, or entry into any contract the performance of which would result in any of the foregoing, of any interest in Property, or of any interest in a Subsidiary that owns Property, in any transaction or event or series of transactions or events, and “Dispose” has the correlative meaning thereto.
“Dollars” and “$” mean lawful money of the United States of America.
“EBITDA” means, for any Person for any period, an amount equal to (a) Net Income plus (b) the sum of the following to the extent deducted in the calculation of Net Income: (i) interest expense; (ii) income taxes; (iii) depreciation; (iv) amortization; (v) extraordinary losses determined in accordance with GAAP; ~~and~~ (vi) costs and expenses, including fees, in an aggregate amount not to exceed $500,000 incurred during the fiscal quarter of the Borrower
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ending December 29, 2024 directly in connection with (A) the negotiation, documentation and consummation of the First Amendment, or (B) the Borrower’s identification and evaluation of strategic alternatives and (vii) all non-cash charges which do not represent a cash item in such period or any future period, minus (c) the sum of the following to the extent included in the calculation of Net Income: (i) income tax credits; (ii) extraordinary gains determined in accordance with GAAP; and (iii) all non-cash items increasing Net Income. Without limiting Section 1.9, for purposes of calculating the Fixed Charge Coverage Ratio and the Leverage Ratio as at any date, EBITDA shall be calculated on a pro forma basis (as certified by Borrower to Administrative Agent) assuming that all Acquisitions made, and all Dispositions completed, during the four consecutive fiscal quarters then most recently ended has been made on the first day of such period (but without any adjustment for projected cost savings or other synergies unless otherwise approved by Administrative Agent).
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 12.8(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 12.8(b)(iii)).
“Environmental Laws” means any and all federal, state, and local Laws, regulations, judicial decisions, orders, decrees, plans, rules, permits, licenses, and other governmental restrictions and requirements pertaining to health, safety, or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. § 9601 et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. § 6901 et seq., the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq., the Clean Air Act, 42 U.S.C. § 7401 et seq., the Clean Water Act, 33 U.S.C. § 1251 et seq., and the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq.
“Environmental Liabilities” means, as to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs, and expenses (including, without limitation, all reasonable fees, disbursements and expenses of counsel, expert and consulting fees and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand, by any Person, whether based in contract, tort, implied or express warranty, strict
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liability, criminal or civil statute, including any Environmental Law, permit, order or agreement with any Governmental Authority or other Person, arising from environmental, health or safety conditions or the Release or threatened Release of a Hazardous Material into the environment, resulting from the past, present, or future operations of such Person or its Affiliates.
“Equity Issuance” means the issuance and sale by Borrower for cash of equity interests of Borrower, which equity interests do not benefit from any redemption or retirement right or obligation, any sinking fund or similar right or obligation, any option or obligation to purchase or sell, any conversion or exchange right or obligation, or any liquidation preference.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” means any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as an Obligated Party or is under common control (within the meaning of Section 414(c) of the Code and Sections 414(m) and (o) of the Code for purposes of the provisions relating to Section 412 of the Code) with an Obligated Party.
“ERISA Event” means (a) a Reportable Event with respect to a Plan, (b) a withdrawal by any Obligated Party or any ERISA Affiliate from a Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA, (c) a complete or partial withdrawal by any Obligated Party or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization, (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Plan or Multiemployer Plan, (e) the occurrence of an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan, (f) the imposition of any liability to the PBGC under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Obligated Party or any ERISA Affiliate, (g) the failure of any Obligated Party or ERISA Affiliate to meet any funding obligations with respect to any Plan or Multiemployer Plan, or (h) a Plan becomes subject to the at-risk requirements in Section 303 of ERISA and Section 430 of the Code.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Event of Default” has the meaning set forth in Section 10.1.
“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a Lien to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any
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thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to any “keepwell, support or other agreement” for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by Borrower or any other Guarantor) at the time the Guaranty of such Guarantor, or a grant by such Guarantor of a Lien, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or Lien is or becomes excluded in accordance with the first sentence of this definition.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the Laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in such Loan or Commitment (other than pursuant to an assignment request by Borrower under Section 3.6(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 3.4, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.4(g) and (d) any U.S. federal withholding Taxes imposed under FATCA.
“Existing Revolving Loans” has the meaning set forth in Section 2.1(a).
“Existing Term Loans” has the meaning set forth in Section 2.1(b).
“Exiting Lender” means each Person signatory hereto as an “Exiting Lender”.
“Facility” means the Term Loan Facility or the Revolving Credit Facility, as the context may require.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any applicable intergovernmental agreements entered into in connection with the implementation of such Sections of the Code.
“Federal Funds Rate” means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal
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funds brokers on such day, as published by the Federal Reserve Bank of New York, on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to Administrative Agent on such day on such transactions as determined by Administrative Agent.
“Fee Letter” means (i) the separate Amended and Restated Fee Letter, dated as of the Closing Date, between Borrower and BMO, and (ii) any other fee letter among Borrower and Administrative Agent, Arranger and/or BMO concerning fees to be paid by Borrower in connection with this Agreement including any amendments, restatements, supplements or modifications thereof. By its execution of this Agreement, each Lender acknowledges and agrees that Administrative Agent, Arranger and/or BMO may elect to treat as confidential and not share with Lenders any Fee Letters executed from time to time in connection with this Agreement.
“First Amendment” means that certain First Amendment to Amended and Restated Credit Agreement, dated as of the First Amendment Effective Date, by and among the Borrower, the Guarantors, the Lenders party thereto and Administrative Agent.
“First Amendment Effective Date” means November 6, 2024.
“Fixed Charge Coverage Ratio” means, as of any date, the ratio of (a) Net Cash Flow to (b) Debt Service.
“Floor” means the rate per annum of interest equal to 0%.
“Foreign Lender” means (a) if Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if Borrower is not a U.S. Person, a Lender that is resident or organized under the Laws of a jurisdiction other than that in which Borrower is resident for tax purposes.
“Foreign Subsidiary” means any Subsidiary that is organized under the laws of a jurisdiction other than the United States, a State thereof, the District of Columbia or Canada.
“Fronting Exposure” means, at any time there is a Defaulting Lender, with respect to (a) L/C Issuer, such Defaulting Lender’s Applicable Percentage of the Outstanding Amount of the L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof and (b) Swing Line Lender, such Defaulting Lender’s Applicable Percentage of the Outstanding Amount of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders in accordance with the terms hereof.
“Fund” means any Person (other than a natural Person or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person) that is (or
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will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.
“Funded Debt” means, on any date of determination, the outstanding principal amount of all Debt of Borrower and its Subsidiaries of the type described in clauses (a), (b), (c), (d), (f), (g), (h), (i), (j), (k), (l), (n) and (o) of the definition of “Debt”, and, without duplication, any Guarantees of the foregoing, in each case determined on a consolidated basis in accordance with GAAP; provided that “Funded Debt” shall in any case exclude performance-based earn-out payments of Borrower and its Subsidiaries in respect of Acquisitions.
“GAAP” means generally accepted accounting principles, applied on a consistent basis, as set forth in opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a “consistent basis” when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.
“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank, tribal body or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank), and any group or body charged with setting financial accounting or regulatory capital rules or standards (including without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing).
“Guarantee” by any Person means any obligation or liability, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person as well as any obligation or liability, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation or liability (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to operate Property, to take-or-pay, or to maintain net worth or working capital or other financial statement conditions or otherwise) or (b) entered into for the purpose of indemnifying or assuring in any other manner the obligee of such Debt or other obligation or liability of the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part); provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term “Guarantee” used as a verb has a corresponding meaning.
“Guarantors” means each Person who from time to time Guarantees all or any part of the Obligations under the Loan Documents, and “Guarantor” means any one of the Guarantors.
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“Guaranty” means any Guaranty executed by any Guarantor in favor of the Guaranteed Parties (as defined therein), including any guaranty supplement thereto, substantially in the form of Exhibit D, including, without limitation, that certain Guaranty, dated as of the date hereof, executed by, inter alia, each Subsidiary of Borrower in existence as of the date hereof.
“Hazardous Material” means any substance, product, waste, pollutant, material, chemical, contaminant, constituent, or other material which is or becomes listed, regulated, or addressed under any Environmental Law, including, without limitation, asbestos, petroleum, and polychlorinated biphenyls.
“Hedge Agreement” means (a) any and all interest rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules and annexes, a “Master Agreement”) and (c) any and all Master Agreements and any and all related confirmations.
“Hedge Obligations” means, at any time with respect to any Person, all indebtedness, liabilities, and obligations of such Person under or in connection with any Hedge Agreement, whether actual or contingent, due or to become due and existing or arising from time to time.
“Hedge Termination Value” means, in respect of any one or more Hedge Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedge Agreements, (a) for any date on or after the date such Hedge Agreements have been closed out and settlement amounts, early termination amounts or termination value(s) determined in accordance therewith, such settlement amounts, early termination amounts or termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedge Agreements, as determined based upon one or more commercially reasonable mid-market or other readily available quotations provided by any dealer which is a party to such Hedge Agreement or any other recognized dealer in such Hedge Agreements (which may include a Lender or any Affiliate of a Lender).
“Honor Date” has the meaning set forth in Section 2.3(c)(i).
“Horn Solutions Seller Note” means that certain Convertible Subordinated Note, dated as of December 12, 2022, issued by BG Professional, LLC in favor of the Horn Solutions Seller
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Parties, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Horn Solutions Seller Parties” means, collectively, Horn Solutions, Inc., a Texas corporation, and Horn Solutions Dallas, LLC, a Texas limited liability company.
“Increase Effective Date” has the meaning set forth in Section 2.9(d).
“Incremental Commitment” has the meaning set forth in Section 2.9(a).
“Incremental Lender” has the meaning set forth in Section 2.9(b).
“Incremental Term Loan Commitment” has the meaning set forth in Section 2.9(a).
“Incremental Term Loan Facility” means any Term Loan Facility consisting of Incremental Term Loan Commitments and all Term Loan Borrowings thereunder.
“Incremental Term Loan Lender” has the meaning set forth in Section 2.9(b).
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of Borrower under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.
“Information” has the meaning set forth in Section 12.25.
“Intellectual Property” means all copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses and other types of intellectual property, in whatever form, now owned or hereafter acquired.
“Interest Period” means, with respect to any Term SOFR Portion, the period commencing on the date such Term SOFR Portion is advanced, continued, or created by conversion and ending one, three, or six months thereafter as selected by Borrower in its notice as provided herein; provided that:
1.1.1.no Interest Period shall extend beyond the Maturity Date;
1.1.1.no Interest Period with respect to any portion of the Term Loans shall extend beyond a date on which the Borrowers are required to make a scheduled payment of principal on the Term Loans unless the sum of (a) the aggregate principal amount of all Base Rate Portions of the Term Loans plus (b) the aggregate principal amount of all Term SOFR Portions of the Term Loans with Interest Periods expiring on or before such date equals or exceeds the principal amount to be paid on the Term Loans on such payment date;
(a)whenever the last day of any Interest Period would otherwise be a day that is not a Business Day, the last day of such Interest Period shall be extended to the next succeeding Business Day, provided that, if such extension would cause the last day of an
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Interest Period for any Term SOFR Portions to occur in the following calendar month, the last day of such Interest Period shall be the immediately preceding Business Day; and
(b)for purposes of determining an Interest Period for any Term SOFR Portions, a month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month; provided, that if there is no numerically corresponding day in the month in which such an Interest Period is to end or if such an Interest Period begins on the last Business Day of a calendar month, then such Interest Period shall end on the last Business Day of the calendar month in which such Interest Period is to end; and
(c)no tenor that has been removed from this definition pursuant to Section 2.11 below shall be available for specification by the Borrowers.
“Interest Rate” means the rate equal to the lesser of (a) the Maximum Rate and (b) the Applicable Rate.
“IRS” means the Internal Revenue Service or any entity succeeding to all or any of its functions.
“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).
“Issuer Documents” means, with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by L/C Issuer and Borrower (or any Subsidiary) or in favor of L/C Issuer and relating to such Letter of Credit.
“L/C Advance” means, with respect to each Revolving Credit Lender, such Revolving Credit Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage.
“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed by Borrower on the date when made or refinanced as a Revolving Credit Borrowing.
“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.
“L/C Issuer” means BMO in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.
“L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.8. For all purposes of this Agreement, if on any date of
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determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.
“Laws” means, collectively, all international, foreign, federal, state, provincial and local statutes, constitutions, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administrative thereof by any Governmental Authority charged with the enforcement, interpretation or administrative thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.
“Lease” of any Person means all of the right, title and interest of such Person as lessee or licensee in, to and under leases or license of land, improvements and/or fixtures.
“Lender” and “Lenders” have the meanings set forth in the introductory paragraph hereto, and shall include the L/C Issuer and Swing Line Lender, as the context may require.
“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify Borrower and Administrative Agent.
“Letter of Credit” means any letter of credit issued hereunder providing for the payment of cash upon the honoring of a presentation thereunder.
“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by L/C Issuer.
“Letter of Credit Expiration Date” means the day that is thirty (30) days prior to the Maturity Date for the Revolving Credit Facility (or, if such day is not a Business Day, the next preceding Business Day).
“Letter of Credit Fee” has the meaning set forth in Section 2.4(b).
“Letter of Credit Sublimit” means an amount equal to $2,000,000.00. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Credit Commitments.
“Leverage Ratio” means, as of any date of determination, the ratio of (a) all Funded Debt of Borrower and its Subsidiaries as of the last day of the fiscal quarter most recently ended to (b) EBITDA of Borrower and its Subsidiaries for the four fiscal quarters most recently ended.
“Lien” means, as to any Property of any Person, (a) any lien, mortgage, security interest, tax lien, pledge, charge, hypothecation, collateral assignment, preference, priority, or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise, affecting such Property and (b) the signing or filing of a financing statement which names the
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Person as debtor or the signing of any security agreement or the signing of any document authorizing a secured party to file any financing statement which names such Person as debtor.
“Loan” means an extension of credit by a Lender to Borrower under Article 2 in the form of a Revolving Credit Loan, a Term Loan or a Swing Line Loan.
“Loan Documents” means this Agreement, the Guaranty, the Security Documents, the Revolving Credit Notes, the Term Loan Notes, and all other promissory notes, security agreements, deeds of trust, assignments, letters of credit, guaranties, and other instruments, documents, or agreements executed and delivered pursuant to or in connection with this Agreement or the Security Documents; provided that the term “Loan Documents” shall not include any Bank Product Agreement.
“Loss” has the meaning set forth in Section 7.5(b).
“Material Adverse Event” means any act, event, condition, or circumstance which could materially and adversely affect (a) the operations, business, properties, liabilities (actual or contingent), condition (financial or otherwise) or prospects of Borrower or Borrower and its Subsidiaries, taken as a whole; (b) the ability of any Obligated Party to perform its obligations under any Loan Document to which it is a party; or (c) the legality, validity, binding effect or enforceability against any Obligated Party of any Loan Document to which it is a party.
“Maturity Date” means ~~March 12~~December 31, ~~2028~~2026, or such earlier date on which the Commitments of each Lender terminate as provided in this Agreement; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next succeeding Business Day.
“Maximum Rate” means, at all times, the maximum rate of interest which may be charged, contracted for, taken, received or reserved by Lenders in accordance with applicable Texas law (or applicable United States federal law to the extent that such law permits Lenders to charge, contract for, receive or reserve a greater amount of interest than under Texas law). The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments, and other charges in respect of the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to Borrower at the time of such change in the Maximum Rate.
“Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances provided to reduce or eliminate Fronting Exposure during the time that a Defaulting Lender exists, an amount equal to 105% of the Fronting Exposure of L/C Issuer with respect to Letters of Credit issued and outstanding at such time, (b) with respect to Cash Collateral consisting of cash or deposit account balances provided in accordance with the provisions of Section 2.10(a)(i), (a)(ii) or (a)(iii), an amount equal to 105% of the Outstanding Amount of all L/C Obligations, and (c) otherwise, an amount determined by Administrative Agent and L/C Issuer in their sole discretion.
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“MIRE Event” shall mean if there are any Mortgaged Properties at such time, any increase, extension or renewal of any of the Commitments or Loans, but excluding any continuation or conversion of Borrowings, or the making of any Revolving Credit Loan.
“Mortgaged Property” means any property subject to a Mortgage.
“Mortgages” means, collectively, the mortgages or deeds of trust now or hereafter encumbering Borrower’s or any of its Subsidiaries’ fee in the property as described therein in favor of Administrative Agent, in form and substance satisfactory to Administrative Agent.
“Multiemployer Plan” means a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions are being made or have been made by, or for which there is an obligation to make by or there is any liability, contingent or otherwise, with respect to an Obligated Party or any ERISA Affiliate and which is covered by Title IV of ERISA.
“Net Cash Flow” means, as of any date, with respect to Borrower and its Subsidiaries, the sum of (a) EBITDA minus (b) cash taxes paid, minus (c) Non-Financed Capital Expenditures, minus (d) if Borrower has declared and made Restricted Payments after the First Amendment Effective Date, Restricted Payments paid in cash~~,~~ (including any Restricted Payments made before the First Amendment Effective Date during the applicable four-fiscal-quarter period), minus (e) earn-out payments paid in respect of Acquisitions (excluding the Arroyo Earnout to the extent funded with the proceeds of the Delayed Draw Term Loans), in each case, for the ~~immediately preceding~~ four fiscal quarters ~~ending on such date~~of the Borrower then most recently ended.
“Net Cash Proceeds” means
(a)    with respect to any Disposition by Borrower or any of its Subsidiaries, or any Casualty Event, the excess, if any, of (i) the sum of cash and cash equivalents received in connection with such transaction (including any cash or cash equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount of any Debt that is secured by the applicable asset and that is required to be repaid in connection with such transaction (other than Debt under the Loan Documents), (B) the reasonable and customary out-of-pocket expenses incurred by Borrower or such Subsidiary in connection with such transaction and payable to a Person that is not an Affiliate of Borrower, and (C) income taxes reasonably estimated to be actually payable within two years of the date of the relevant transaction as a result of any gain recognized in connection therewith; provided that, if the amount of any estimated taxes pursuant to subclause (C) exceeds the amount of taxes actually required to be paid in cash in respect of such Disposition, the aggregate amount of such excess shall constitute Net Cash Proceeds; and
(b)    with respect to any Equity Issuance by Borrower or any of its Subsidiaries, the excess of (i) the sum of the cash and cash equivalents received in connection with such transaction over (ii) the underwriting discounts and commissions, and other
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reasonable and customary out-of-pocket expenses, incurred by Borrower or such Subsidiary in connection therewith.
“Net Income” means, for any Person for any period, the net income (or loss) of such Person and its Subsidiaries on a consolidated basis as determined in accordance with GAAP; provided that Net Income shall exclude (a) the net income of any Subsidiary of such Person during such period to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such income is not permitted by operation of the terms of its Constituent Documents or any agreement, instrument or Law applicable to such Subsidiary during such period, except that such Person’s equity in any net loss of any such Subsidiary for such period shall be included in determining Net Income, and (b) any income (or loss) for such period of any other Person if such other Person is not a Subsidiary (except where pursuant to the express provisions of this Agreement, the income or loss of such Person is intended to be included in the pro forma calculations hereunder), except that Borrower’s equity in the net income of any such Person for such period shall be included in Net Income up to the aggregate amount of cash actually distributed by such Person during such period to Borrower or a Subsidiary as a dividend or other distribution (and in the case of a dividend or other distribution to a Subsidiary, such Subsidiary is not precluded from further distributing such amount to Borrower as described in clause (a) of this proviso).
“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all affected Lenders in accordance with the terms of Section 12.10 and (b) has been approved by the Required Lenders.
“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.
“Non-Extension Notice Date” has the meaning set forth in Section 2.3(b)(iii).
“Non-Financed Capital Expenditures” means, for the prior twelve-month period, all Capital Expenditures other than those made utilizing financing provided by the applicable seller or third party lenders or fundings under the Facility.
“Note” means a Revolving Credit Note or a Term Loan Note, as the context may require.
“Notice Period” has the meaning specified in Section 5.3.
“Obligated Party” means Borrower and each Guarantor.
“Obligations” means all obligations, indebtedness, and liabilities of Borrower, each Guarantor and any other Obligated Party to Administrative Agent, each Lender and any Affiliates of Administrative Agent or any Lender now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, arising under or pursuant to this Agreement, any Bank Product Agreements, the other Loan Documents, and all interest accruing thereon (whether a claim for post-filing or post-petition interest is allowed in any bankruptcy, insolvency, reorganization or similar proceeding) and all attorneys’ fees and other expenses incurred in the enforcement or collection thereof,
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including any obligations to pay, discharge and satisfy the Erroneous Payment Subrogation Rights; provided that, as to any Guarantor, the “Obligations” shall exclude any Excluded Swap Obligations of such Guarantor.
“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.6).
“Outstanding Amount” means (a) with respect to the Revolving Credit Loans, the Term Loans and the Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments of Revolving Credit Loans, the Term Loans and Swing Line Loans, as the case may be, occurring on such date, and (b) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by Borrower of Unreimbursed Amounts.
“Owned Real Estate Support Documents” means, with respect to any real property which is owned by Borrower or its Subsidiaries in fee simple, such mortgagee title insurance policies (in amounts and with endorsements acceptable to Administrative Agent), surveys, environmental assessment reports, environmental questionnaires, flood hazard certifications, evidence of flood insurance, if required, and other mortgage-related documents as Administrative Agent may reasonably request, in each case in form and substance reasonably satisfactory to Administrative Agent.
“Participant” means any Person (other than a natural Person or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, a Defaulting Lender, or Borrower or any of Borrower’s Affiliates or Subsidiaries or any other Obligated Party) to which a participation is sold by any Lender in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it).
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“Participant Register” means a register in the United States on which each Lender that sells a participation enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents.
“Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. 107-56, signed into law October 26, 2001).
“Payment Date” means (a) in respect of each Base Rate Portion, the first day of each and every calendar quarter during the term of this Agreement and the Maturity Date, and (b) in respect of each Term SOFR Portion, the last day of each Interest Period applicable to such Term SOFR Portion (or the day that is three months after the first day of such Interest Period if such Interest Period has a length of more than three (3) months) and the Maturity Date.
“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.
“Permitted Account” has the meaning set forth in Section 7.12.
“Permitted Acquisition” means any Acquisition which, at the time of closing, satisfies or has satisfied, as applicable, all of the requirements of Section 8.5(e).
“Permitted Distributions” means distributions on account of Borrower’s equity interests if (a) prior to the distribution no Default exists, (b) immediately after giving effect to such distribution (including any Credit Extensions made in connection therewith), there shall be at least $2,000,000 in Revolving Credit Availability, ~~and~~ (c) immediately after giving effect to such distribution, (x) the Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the fiscal quarter then most recently ended, shall be less than the lesser of (i) 3:00 to 1.00 and (ii) the then applicable maximum Leverage Ratio as set forth in Section 9.1 minus 0.25, and (y) the Fixed Charge Coverage Ratio, calculated on a Pro Forma Basis as of the last day of the fiscal quarter then most recently ended, shall be greater than 1.20 to 1.00, and (d) after giving Pro Forma Effect to the distribution no Default exists or will exist.
“Permitted Liens” means those Liens permitted by Section 8.2.
“Person” means any individual, corporation, limited liability company, business trust, association, company, partnership, joint venture, Governmental Authority, or other entity, and shall include such Person’s heirs, administrators, personal representatives, executors, successors and assigns.
“Plan” means any employee benefit or other plan, other than a Multiemployer Plan, established or maintained by, or for which there is an obligation to make contributions by or there is any liability, contingent or otherwise with respect to Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA or subject to Section 412 of the Code.
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“Platform” means Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system.
“Portion” means any principal amount of any Loan bearing interest based upon the Base Rate or Adjusted Term SOFR.
“Principal Office” means the principal office of Administrative Agent, presently located at the address set forth on Schedule 12.11.
“Pro Forma Basis” and “Pro Forma Effect” means, with respect to compliance with any test, covenant or calculation of any ratio hereunder, the determination or calculation of such test, covenant or ratio (including in connection with Specified Transactions) in accordance with Section 1.9.

“Pro Forma Compliance” means, with respect to the any financial test, covenant or calculation of any ratio hereunder, compliance on a Pro Forma Basis in accordance with Section 1.9.
“Prohibited Transaction” means any transaction set forth in Section 406 of ERISA or Section 4975 of the Code.
“Property” of a Person means any and all property, whether real, personal, tangible, intangible or mixed, of such Person, or any other assets owned, operated or leased by such Person.
“Quarterly Payment Date” has the meaning set forth in Section 2.7(b).
“Recipient” means Administrative Agent, L/C Issuer, Swing Line Lender, and any Lender, as applicable.
“Register” means a register for the recordation of the names and addresses of Lenders, and the Commitments of, and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time.
“Related Indebtedness” means any and all indebtedness paid or payable by Borrower to Administrative Agent or any Lender pursuant to any Loan Document other than any Note.
“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.
“Release” means, as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, disbursement, leaching, or migration of Hazardous Materials into the indoor or outdoor environment or into or out of property owned by such Person, including, without limitation, the movement of Hazardous Materials through or in the air, soil, surface water, ground water, or Property.
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“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.
“Remedial Action” means all actions required to (a) clean up, remove, treat, or otherwise address Hazardous Materials in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials so that they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care.
“Removal Effective Date” has the meaning set forth in Section 11.6(b).
“Reportable Event” means any of the events set forth in Section 4043 of ERISA.
“Required Lenders” means, at any time, the Administrative Agent and Lenders having Total Credit Exposures representing more than 50% of the Total Credit Exposures of all Lenders; provided that, if one Lender holds more than 50% but less than 100% of the Total Credit Exposures of all Lenders at such time, subject to the last sentence of Section 12.10, Required Lenders shall be at least two Lenders. The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time. Lenders that are Affiliates of one another shall be deemed to be one Lender for purposes of this definition.
“Required Revolving Credit Lenders” means, as of any date of determination, Revolving Credit Lenders holding more than 50% of the sum of the (a) the Revolving Credit Exposure of all Revolving Credit Lenders (with the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Revolving Credit Lender for purposes of this definition) and (b) aggregate unused Revolving Credit Commitments; provided that, if one Revolving Credit Lender holds more than 50% but less than 100% of the sum of the Revolving Credit Exposure and the unused Revolving Credit Commitments at such time, subject to the last sentence of Section 12.10, Required Revolving Credit Lenders shall be at least two Revolving Credit Lenders. The unused Revolving Credit Commitment of, and the portion of the Revolving Credit Exposure of all Revolving Credit Lenders held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Revolving Credit Lenders. Lenders that are Affiliates of one another shall be deemed to be one Lender for purposes of this definition.
“Rescindable Amount” has the meaning set forth in Section 2.5(c).
“Resignation Effective Date” has the meaning set forth in Section 11.6(a).
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Responsible Officer” means the chief executive officer, president, chief financial officer, or treasurer of an Obligated Party or any Person designated by a Responsible Officer to act on behalf of a Responsible Officer; provided that such designated Person may not designate
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any other Person to be a Responsible Officer. Any document delivered hereunder that is signed by a Responsible Officer of an Obligated Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Person and such Responsible Officer shall be conclusively presumed to have acted on behalf of Obligated Party.
“Restricted Payments” means, with respect to any Person, (a) any dividends or any other payment or distribution (in cash, Property, or obligations) on account of its equity interests, (b) any redemption, purchase, retirement, call, or acquisition any of its equity interests, (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of its equity interests and (d) the setting aside of any money for a sinking or other analogous fund for any dividend or other distribution on its equity interests or for any redemption, purchase, retirement, or other acquisition of any of its equity interests or to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of its equity interests.
“Revolving Credit Availability” means, as of any date, the difference between (a) an amount equal to the aggregate amount of the Commitments of the Revolving Credit Lenders on such date less (b) the total Revolving Credit Exposure of the Revolving Credit Lenders on such date.
“Revolving Credit Borrowing” means a borrowing consisting of simultaneous Revolving Credit Loans made by each of the Revolving Credit Lenders pursuant to Section 2.1.
“Revolving Credit Borrowing Request” means a writing, substantially in the form of Exhibit E, properly completed and signed by Borrower, requesting a Revolving Credit Borrowing.
“Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to (a) make Revolving Credit Loans to Borrower pursuant to Section 2.1(a), (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.1 under the caption “Revolving Credit Commitment”, or, with respect to any Lender who becomes a party to this Agreement after the Closing Date, opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, in any case, as such amount may be adjusted from time to time in accordance with this Agreement (including pursuant to a Revolving Commitment Increase). As of the ~~Closing~~First Amendment Effective Date, the aggregate Revolving Credit Commitments are $~~40,000,000~~20,000,000.
“Revolving Credit Exposure” means, as to any Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Credit Loans and such Lender’s participation in Swing Line Loans and L/C Obligations at such time.
“Revolving Credit Facility” means, at any time, the aggregate amount of the Revolving Credit Lenders’ Revolving Credit Commitments at such time.
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“Revolving Credit Lender” means, (a) at any time prior to the termination of the Revolving Credit Commitments, any Lender that has a Revolving Credit Commitment at such time, and (b) at any time after the termination of the Revolving Credit Commitments, any Lender that has Revolving Credit Exposure at such time, and, in each case, shall include Swing Line Lender, as the context may require.
“Revolving Credit Loan” means (a) the Existing Revolving Loans and (b) any revolving advance made pursuant to Section 2.1(a)(ii) (including any such advance made pursuant to a Revolving Commitment Increase).
“Revolving Credit Note” means a promissory note made by Borrower in favor of a Revolving Credit Lender evidencing Revolving Credit Loans or Swing Line Loans, as the case may be, made by such Revolving Credit Lender, substantially in the form of Exhibit F.
“Revolving Commitment Increase” has the meaning set forth in Section 2.9(a).
“Revolving Facility Increasing Lender” has the meaning set forth in Section 2.9(b).
“RICO” means the Racketeer Influenced and Corrupt Organization Act of 1970.
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC), the European Union, Her Majesty’s Treasury, or other relevant sanctions authority.
“Sanctioned Country” means at any time, a country or territory that is the subject or target of any Sanctions (including Cuba, Iran, North Korea, Sudan and Syria).
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in clauses (a) and (b).
“SDN List” has the meaning set forth in Section 6.20.
“Secured Parties” means the collective reference to Administrative Agent, each Lender, L/C Issuer, Swing Line Lender, each Bank Product Provider, and any other Person the Obligations owing to which are, or are purported to be, secured by the Collateral under the terms of the Security Documents.
“Security Agreement” means any Security Agreement executed by one or more of the Obligated Parties, including any joinder thereto, substantially in the form of Exhibit G, including, without limitation, that certain Amended and Restated Security Agreement, dated as of the date hereof, executed by, inter alia, Borrower and each Subsidiary of Borrower in existence as of the date hereof.
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“Security Documents” means each and every Mortgage, Security Agreement, pledge agreement, deed of trust, control agreement or other collateral security agreement required by or delivered to Administrative Agent from time to time that purport to create a Lien in favor of any of the Secured Parties to secure payment or performance of the Obligations or any portion thereof.
“Solvent” means, with respect to any Person, as of any date of determination, that the fair value of the assets of such Person (at fair valuation) is, on the date of determination, greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person as of such date, that the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the probable liability of such Person on its debts as such debts become absolute and matured, and that, as of such date, such Person will be able to pay all liabilities of such Person as such liabilities mature and such Person does not have unreasonably small capital with which to carry on its business. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability discounted to present value at rates believed to be reasonable by such Person acting in good faith.
“SOFR” means a rate equal to the secured overnight financing rate as administered by the Federal Reserve Bank of New York or a successor administrator of the secured overnight financing rate.
“Specified Transaction” means any investment that results in a Person becoming a Subsidiary, any Acquisition or any Disposition that results in a Subsidiary ceasing to be a Subsidiary of Borrower, any investment constituting an acquisition of assets constituting a business unit, line of business or division of, or all or substantially all of the equity interests of, another Person or any Disposition of a business unit, line of business or division of Borrower or a Subsidiary, in each case whether by merger, consolidation, amalgamation or otherwise, or any incurrence or repayment of Debt (other than Debt incurred or repaid under any revolving credit facility or line of credit), or any other transaction that by the terms of this Agreement requires such transaction and any related test, ratio or covenant to be calculated on a “Pro Forma Basis” or after giving “Pro Forma Effect.”

“Subordinated Debt” means any unsecured Debt of Borrower and its Subsidiaries that has been subordinated to the Obligations under the Loan Documents by written agreement, in form and content satisfactory to Administrative Agent and which has been approved in writing by Administrative Agent as constituting Subordinated Debt for purposes of this Agreement.
“Subordination Provisions” means paragraphs (a) through (l) of the Horn Solutions Seller Note, as in effect on the December 12, 2022.
“Subsidiary” means (a) any corporation of which at least a majority of the outstanding shares of stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the
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happening of any contingency) is at the time directly or indirectly owned or controlled by Borrower or one or more of other Subsidiaries or by Borrower and one or more of such Subsidiaries, and (b) any other entity (i) of which at least a majority of the ownership, equity or voting interest is at the time directly or indirectly owned or controlled by one or more of Borrower and other Subsidiaries and (ii) which is treated as a subsidiary in accordance with GAAP.
“Swap Obligations” means with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.
“Sweep Agreement” has the meaning set forth in Section 2.1(c).
“SWIFT” has the meaning set forth in Section 2.3(f).
“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.2.
“Swing Line Lender” means BMO in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.
“Swing Line Loan” has the meaning set forth in Section 2.2(a).
“Swing Line Loan Request” means a writing, substantially in the form of Exhibit H, or in such other form agreed to by Borrower and Administrative Agent, properly completed and signed by Borrower, requesting a Swing Line Borrowing.
“Swing Line Sublimit” means an amount equal to the lesser of (a) $15,000,000 and (b) the Revolving Credit Facility. The Swing Line Sublimit is part of, and not in addition to, the Revolving Credit Facility.
“Syndicated Borrowing” means a Revolving Credit Borrowing or the Term Loan Borrowing.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Term Loan” means (a) the Existing Term Loans, and (b) any advance made by any Term Loan Lender under the Term Loan Facility (including, for the avoidance of doubt, any Delayed Draw Term Loans or Incremental Term Loans).
“Term Loan Borrowing” means a borrowing consisting of simultaneous Term Loans made by each of the Term Loan Lenders pursuant to Section 2.1(b).
“Term Loan Borrowing Request” means a writing, substantially in the form of Exhibit J, properly completed and signed by Borrower, requesting a Term Loan Borrowing.
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“Term Loan Commitment” means, as to each Term Loan Lender, its obligation to make Term Loans to Borrower pursuant to Section 2.1(b) or Section 2.9. For the avoidance of doubt, each Term Loan Lender’s “Term Loan Commitment” shall include its unfunded Delayed Draw Term Loan Commitment and its unfunded Incremental Term Loan Commitments.
“Term Loan Facility” means the aggregate Term Loan Commitments and Term Loans of the Term Loan Lenders from time to time (including any Incremental Term Loan Commitments and Term Loans thereunder).
“Term Loan Lender” means any Lender that holds a Term Loan Commitment or a Term Loan.
“Term Loan Notes” means the promissory notes of Borrower payable to the order of each Term Loan Lender evidencing the Term Loans made by such Term Loan Lender, in substantially the form of Exhibit K.
“Term SOFR” means, for the applicable tenor, the Term SOFR Reference Rate on the day (such day, the “Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to (a) in the case of Term SOFR Portions, the first day of such applicable Interest Period, or (b) with respect to Base Rate, such day of determination of the Base Rate, in each case as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Term SOFR Determination Day. If Term SOFR determined as provided above shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor.
“Term SOFR Adjustment” means, for any calculation with respect to a Base Rate Portion or a Term SOFR Portion, a percentage per annum as set forth below for the applicable type of such Portion and (if applicable) Interest Period therefor:
Index Rate Portions:
0.10%
Term SOFR Portions:

Interest Period	Percentage
One Month	0.10%
Three Months	0.15%
Six Months	0.25%
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“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by Administrative Agent in its reasonable discretion).
“Term SOFR Portion” means each Portion bearing interest based on Adjusted Term SOFR.
“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.
“Total Credit Exposure” means, as to any Lender at any time, the unused Commitments, Revolving Credit Exposure and Outstanding Amount of the Term Loan of such Lender at such time.
“Transaction” means the (a) the execution of this Agreement and the other Loan Documents, (b) the funding of any Credit Extensions to be funded on the Closing Date, and (c) the payment of any costs, fees and expenses incurred in connection with the foregoing.
“Type” means, with respect to a Loan, its character as a Base Rate Loan or a SOFR Loan.
“UCC” means Chapters 1 through 11 of the Texas Business and Commerce Code.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.
“Unfunded Pension Liability” means the excess, if any, of (a) the funding target as defined under Section 430(d) of the Code without regard to the special at-risk rules of Section 430(i) of the Code, over (b) the value of plan assets as defined under Section 430(g)(3)(A) of the Code determined as of the last day of each calendar year, without regard to the averaging which may be allowed under Section 310(g)(3)(B) of the Code and reduced for any prefunding balance or funding standard carryover balance as defined and provided for in Section 430(f) of the Code.
“Unreimbursed Amount” has the meaning set forth in Section 2.3(c)(i).
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“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.
“U.S. Tax Compliance Certificate” has the meaning specified in Section 3.4(g)(ii)(B)(3).
“Withholding Agent” means each of Borrower and Administrative Agent.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
Section 1.2Accounting Matters.
1.1.1.Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the audited financial statements described in Section 6.2, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Debt of Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 on financial liabilities shall be disregarded.
1.1.2.Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or other requirement or provision set forth herein, and either Borrower or the Required Lenders shall so request, Administrative Agent, Lenders and Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (A) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (B) Borrower shall provide to Administrative Agent and Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between
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calculations of such ratio or requirement made before and after giving effect to such change in GAAP.
1.1.3.ASC 842. Notwithstanding anything to the contrary contained in Section 1.2(a) or in the definition of “Capitalized Lease Obligation,” (i) accounting principles requiring all leases to be capitalized or to accrue a lease amount pursuant to Financial Accounting Standards Board Accounting Standards Codification 842 (“ASC 842”) shall not be given effect hereunder, (ii) no change in accounting for operating leases shall be given effect hereunder, in each case if such change would require treating the amount of Debt under any lease (or similar arrangement conveying the right to use) as a Capitalized Lease Obligation where such lease (or similar arrangement) was not required to be so treated under GAAP prior to the effectiveness of ASC 842, and (iii) only the amount of Debt under those leases (assuming for purposes hereof that such leases were in existence on the date hereof) that would constitute Capitalized Lease Obligations in conformity with GAAP on the date hereof shall be considered Capitalized Lease Obligations, and all calculations and deliverables under this Agreement or any other Loan Document shall be made or delivered, as applicable, in accordance with the foregoing.
Section 1.3ERISA Matters. If, after the date hereof, there shall occur, with respect to ERISA, the adoption of any applicable law, rule, or regulation, or any change therein, or any change in the interpretation or administration thereof by the PBGC or any other Governmental Authority, then either Borrower or Required Lenders may request a modification to this Agreement solely to preserve the original intent of this Agreement with respect to the provisions hereof applicable to ERISA, and the parties to this Agreement shall negotiate in good faith to complete such modification.
Section 1.4Other Definitional Provisions. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words “hereof”, “herein”, and “hereunder” and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC. Any definition of or reference to any agreement, instrument or other document shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document). Any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time. Words denoting gender shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be constructed as cumulative; the word “or” is not exclusive; the word “including” (in its various forms) means “including, without limitation”; in the computation of periods of time, the word “from” means “from and including” and the words “to” and “until” mean “to but
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excluding”; and all references to money refer to the legal currency of the United States of America.
Section 1.5Interpretative Provision. For purposes of Section 10.1, a breach of a financial covenant contained in Article 9 shall be deemed to have occurred as of any date of determination thereof by Borrower, the Required Lenders or as of the last date of any specified measurement period, regardless of when the financial statements or the Compliance Certificate reflecting such breach are delivered to Administrative Agent.
Section 1.6Times of Day. Unless otherwise specified, all references herein to times of day shall be references to central time (daylight or standard, as applicable).
Section 1.7Other Loan Documents. The other Loan Documents, including the Security Documents, contain representations, warranties, covenants, defaults and other provisions that are in addition to and not limited by, or a limitation of, similar provisions of this Agreement. Such provisions in such other Loan Documents may be different or more expansive than similar provisions of this Agreement and neither such differences nor such more expansive provisions shall be construed as a conflict.
Section 1.8Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.
Section 1.9Pro Forma Calculations.
1.1.1.Notwithstanding anything to the contrary herein, financial ratios, tests and covenants, including the Leverage Ratio and the Fixed Charge Coverage Ratio shall be calculated in the manner prescribed by this Section 1.9.
1.1.4.For purposes of calculating any financial ratio, covenant or test, Specified Transactions (with any incurrence or repayment (excluding voluntary repayments) of any Debt in connection therewith to be subject to Section 1.9(c)) that have been made (i) during the applicable measurement period and (ii) subsequent to such period and prior to or simultaneously with the event for which the calculation of any such ratio is made shall be calculated on a pro forma basis assuming that all such Specified Transactions (and any increase or decrease in EBITDA and the component financial definitions used therein attributable to any Specified Transaction) had occurred on the first day of the applicable measurement period. If, since the beginning of any applicable period any Person that subsequently became a Subsidiary or was merged, amalgamated or consolidated with or into Borrower or any of its Subsidiaries since the beginning of such period shall have made any Specified Transaction that would have required adjustment pursuant to this Section 1.9, then such financial ratio or test shall be calculated to give pro forma effect thereto in accordance with this Section 1.9.
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1.1.5.In the event that Borrower or any Subsidiary incurs (including by assumption or guarantees) or repays (including by redemption, repayment (other than voluntary repayments), retirement or extinguishment) any Debt included in the calculations of any financial ratio, covenant or test (in each case, other than Debt incurred or repaid under any revolving credit facility), (i) during the applicable period or (ii) subsequent to the end of the applicable period and prior to or simultaneously with the event for which the calculation of any such ratio is made, then such financial ratio or test shall be calculated giving pro forma effect to such incurrence or repayment of Debt, to the extent required, as if the same had occurred on the last day of the applicable period.
Section 1.10Divisions. Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, Disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).
Section 1.11Interest Rates. Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Benchmark, any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Benchmark or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Benchmark or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
SECTION 2.

THE COMMITMENTS AND CREDIT EXTENSIONS
Section 2.1The Loans.
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1.1.1.Revolving Credit Facility.
1.1.1.1.Existing Revolving Loans. Borrower acknowledges and agrees that certain of the Original Lenders made revolving loans to Borrower from time to time under the Original Credit Agreement (the “Existing Revolving Loans”), and as of the Closing Date, immediately before giving effect to this Agreement, the outstanding principal balance of the Existing Revolving Loans is $22,000,000. Each of Borrower, Administrative Agent and each Lender acknowledges and agrees that the Existing Revolving Loans (x) remain outstanding hereunder, (y) constitute “Revolving Credit Loans” for all purposes under this Agreement and the other Loan Documents and (z) as of the Closing Date, constitute a single Term SOFR Portion with an Interest Period of one month, the first day of which is the Closing Date.
1.1.1.2.Revolving Credit Borrowings. Subject to the terms and conditions of this Agreement, each Revolving Credit Lender severally agrees to make one or more Revolving Credit Loans to Borrower from time to time from the Closing Date until the Maturity Date in an aggregate principal amount for all such Revolving Credit Loans (including any Existing Revolving Loans) of such Revolving Credit Lender at any time outstanding up to but not exceeding the amount of such Revolving Credit Lender’s Commitment, provided that the Revolving Credit Exposure of all Revolving Credit Lenders shall not exceed the aggregate amount of the Commitments of the Revolving Credit Lenders. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, Borrower may borrow, repay, and reborrow Revolving Credit Loans hereunder.
1.1.6.Term Loan Facility.
1.1.6.1.Existing Term Loans. Borrower acknowledges and agrees that certain of the Original Lenders made term loans to Borrower from time to time under the Original Credit Agreement (the “Existing Term Loans”), and, as of the Closing Date, immediately before giving effect to this Agreement, the outstanding principal balance of the Existing Term Loans is $34,000,000. Each of Borrower, Administrative Agent and each Lender acknowledges and agrees that the Existing Term Loans (x) remain outstanding hereunder, (y) constitute “Term Loans” for all purposes under this Agreement and the other Loan Documents and (z) as of the Closing Date, constitute a single Term SOFR Portion with an Interest Period of one month, the first day of which is the Closing Date.
1.1.6.2.Delayed Draw Term Loans. Subject to the terms and conditions of this Agreement and the other Loan Documents, each Term Loan Lender severally agrees to make to Borrower on or before the Delayed Draw Commitment Termination Date a term loan (a “Delayed Draw Term Loan”) in an aggregate principal amount not to exceed such Term Loan Lender’s Delayed Draw Term Loan Commitment; provided the aggregate original principal balance of the Delayed Draw Term Loans shall not in any event exceed the Lenders’ aggregate Delayed Draw Term Loan Commitments.
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1.1.6.3.Incremental Term Loans. Subject to the terms and conditions of this Agreement and the other Loan Documents, each Incremental Term Loan Lender severally agrees to make one or more term loans to Borrower from time to time on any Increase Effective Date after the Closing Date until the Maturity Date in an aggregate principal amount, on any Increase Effective Date with respect to any Incremental Term Loan Facility, not to exceed such Lender’s Incremental Term Loan Commitment under such Incremental Term Loan Facility. Borrower may not borrow, repay, and reborrow the Term Loans.
1.1.7.Borrowing Procedure. Unless Borrower and Administrative Agent have entered into a sweep agreement regarding Borrower’s cash management and funding and pay down of the Loans hereunder in form and substance satisfactory to Borrower and Administrative Agent (“Sweep Agreement”), each Syndicated Borrowing, each conversion of a Portion from one Type to the other, and each continuation of a Term SOFR Portion shall be made upon Borrower’s irrevocable notice to Administrative Agent, which may be given by telephone. Each such notice must be received by Administrative Agent not later than 12:00 noon (i) three (3) Business Days prior to the requested date of any Borrowing of, conversion to or continuation of a Term SOFR Portion or of any conversion of a Term SOFR Portion to a Base Rate Portion and (ii) on the requested date of any Borrowing of a Base Rate Portion. Each telephonic notice by Borrower pursuant to this Section 2.1(c) must be confirmed promptly by delivery to Administrative Agent of a written Borrowing Request, appropriately completed and signed by a Responsible Officer of Borrower. Except as provided in Section 2.2(c), each Borrowing of, conversion to or continuation of a Loan shall be in a principal amount of $100,000 or a whole multiple of $100,000 in excess thereof, or with respect to a Revolving Credit Borrowing, in an amount equal to the Revolving Credit Availability and, with respect to a Term Loan Borrowing, in an amount equal to the aggregate Term Loan Commitments at such time. Each Borrowing Request (whether telephonic or written) shall specify (i) whether Borrower is requesting a Syndicated Borrowing, a conversion of Portions from one Type to the other, or a continuation of Portions, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Portions to be borrowed, converted or continued, (iv) the Type of Portions to be borrowed or to which existing Portions are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If Borrower fails to specify a Type of Portion in a Borrowing Request or if Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Portions shall be made as, or converted to, Base Rate Portions. Any such automatic conversion to Base Rate Portions shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Term SOFR Portions. If Borrower requests a Borrowing of, conversion to, or continuation of a Term SOFR Portion in any such Borrowing Request, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month. For avoidance of doubt, to the extent that any borrowing procedures set forth in this Article 2 conflict with the terms and provisions of a Sweep Agreement in effect, the terms and provisions of such Sweep Agreement shall control.
1.1.8.Funding. Following receipt of a Borrowing Request, Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage of the applicable Portions, and if no timely notice of a conversion or continuation is provided by Borrower,
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Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Portions as described in Section 2.1(c). Each Lender shall make the amount of its Loan available to Administrative Agent in immediately available funds at Administrative Agent’s Principal Office not later than 1:00 p.m. on the Business Day specified in the applicable Borrowing Request. Upon satisfaction of the applicable conditions set forth in Section 5.2 (and, if such Borrowing is the initial Credit Extension, Section 5.1), Administrative Agent shall make all funds so received available to Borrower in like funds as received by Administrative Agent either by (i) crediting the account of Borrower on the books of BMO with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) Administrative Agent by Borrower; provided, however, that if, on the date the Borrowing Request with respect to such Borrowing is given by Borrower, there are L/C Borrowings outstanding, then the proceeds of such Borrowing, at the option of the Administrative Agent, first, shall be applied to the payment in full of any such L/C Borrowings, and second, shall be made available to Borrower as provided above.
1.1.9.Continuations and Conversions. Except as otherwise provided herein, a Term SOFR Portion may be continued or converted only on the last day of an Interest Period for such Term SOFR Portion. During the existence of a Default, (i) no Loans may be requested as, converted to or continued as Term SOFR Portions without the consent of the Required Lenders and (ii) unless repaid, each Term SOFR Portion shall be converted to a Base Rate Portion at the end of the Interest Period applicable thereto.
1.1.10.Notifications. Administrative Agent shall promptly notify Borrower and Lenders of the interest rate applicable to any Interest Period for Term SOFR Portions upon determination of such interest rate. At any time that Base Rate Portions are outstanding, Administrative Agent shall notify Borrower and Lenders of any change in BMO’s prime rate used in determining the Base Rate promptly following the public announcement of such change.
1.1.11.Interest Periods. After giving effect to all Credit Extensions, all conversions of Portions from one Type to the other, and all continuations of Portions as the same Type, there shall not be more than five (5) Interest Periods in effect with respect to Term SOFR Portions.
Section 2.2Swing Line Loans.
1.1.1.The Swing Line. Subject to the terms and conditions set forth herein, Swing Line Lender, in reliance upon the agreements of the other Lenders set forth in this Section 2.2, may in its sole discretion make loans (each such loan, a “Swing Line Loan”) to Borrower from time to time on any Business Day during the period from the Closing Date to the Maturity Date for the Facility in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Percentage of the Outstanding Amount of Revolving Credit Loans of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Commitment; provided, however, that (x) after giving effect to any Swing Line Loan, (i) the Revolving Credit Exposure of all Revolving Credit Lenders shall not exceed the aggregate amount of the Revolving Credit Commitments of the Revolving Credit Lenders, and (ii) the Revolving Credit Exposure of any Revolving Credit Lender shall not exceed such Revolving Credit Lender’s Revolving Credit
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Commitment, (y) Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan, and (z) Swing Line Lender shall not be under any obligation to make any Swing Line Loan if it shall determine (which determination shall be in its sole discretion) that it has, or by such Credit Extension may have, Fronting Exposure. Within the foregoing limits, and subject to the other terms and conditions hereof, Borrower may borrow under this Section 2.2, prepay under Section 2.8(b), and reborrow under this Section 2.2. Each Swing Line Loan shall bear interest as a Base Rate Portion. Immediately upon the making of a Swing Line Loan, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Revolving Credit Lender’s Applicable Percentage times the amount of such Swing Line Loan.
1.1.12.Borrowing Procedures. Unless Borrower and Administrative Agent have entered into a Sweep Agreement with respect to Swing Line Loans, each Swing Line Borrowing shall be made upon Borrower’s irrevocable notice to Swing Line Lender and Administrative Agent, which may be given by telephone. Each such notice must be received by Swing Line Lender and Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to Swing Line Lender and Administrative Agent of a written Swing Line Loan Request, appropriately completed and signed by a Responsible Officer of Borrower. Any telephonic request for a Swing Line Loan by Borrower shall be promptly confirmed by submission of a properly completed Swing Line Loan Request, signed by a Responsible Officer of Borrower, to Swing Line Lender and Administrative Agent, but failure to deliver a Swing Line Loan Request shall not be a defense to payment of any Swing Line Borrowing. Neither Swing Line Lender nor Administrative Agent shall have any liability to Borrower for any loss or damage suffered by Borrower as a result of Swing Line Lender’s or Administrative Agent’s honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically, by facsimile or electronically and purporting to have been sent to Swing Line Lender or Administrative Agent by Borrower and neither Swing Line Lender nor Administrative Agent shall have any duty to verify the origin of any such communication or the identity or authority of the Person sending it. Promptly after receipt by Swing Line Lender of any telephonic Swing Line Loan Request, Swing Line Lender will confirm with Administrative Agent (by telephone or in writing) that Administrative Agent has also received such Swing Line Loan Request and, if not, Swing Line Lender will notify Administrative Agent (by telephone or in writing) of the contents thereof. Unless Swing Line Lender has received notice (by telephone or in writing) from Administrative Agent (including at the request of any Revolving Credit Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.2(a), or (B) that one or more of the applicable conditions specified in Article 5 is not then satisfied, then, subject to the terms and conditions hereof, Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Request, make the amount of its Swing Line Loan available to Borrower at its office by crediting the account of Borrower on the books of Swing Line Lender in immediately available funds.
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1.1.13.Refinancing of Swing Line Loans.
1.1.13.1.Swing Line Lender at any time in its sole discretion may request, on behalf of Borrower (which hereby irrevocably authorizes Swing Line Lender to so request on its behalf), that each Revolving Credit Lender make a Revolving Credit Loan in an amount equal to such Revolving Credit Lender’s Applicable Percentage of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Revolving Credit Borrowing Request for purposes hereof) and in accordance with the requirements of Section 2.1, subject to the unutilized portion of the Commitments and the conditions set forth in Section 5.2. Swing Line Lender shall furnish Borrower with a copy of the applicable Revolving Credit Borrowing Request promptly after delivering such notice to Administrative Agent. Each Revolving Credit Lender shall make an amount equal to its Applicable Percentage of the amount specified in such Revolving Credit Borrowing Request available to Administrative Agent in immediately available funds for the account of Swing Line Lender at Administrative Agent’s Principal Office not later than 1:00 p.m. on the day specified in such Revolving Credit Borrowing Request, whereupon, subject to Section 2.2(c)(ii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Revolving Credit Loan to Borrower in such amount. Administrative Agent shall remit the funds so received to Swing Line Lender.
1.1.13.2.If for any reason any Swing Line Loan cannot be refinanced by such a Revolving Credit Borrowing in accordance with Section 2.2(c)(i), the request for Revolving Credit Loans submitted by Swing Line Lender as set forth herein shall be deemed to be a request by Swing Line Lender that each Revolving Credit Lender fund its risk participation in the relevant Swing Line Loan and each Revolving Credit Lender’s payment to Administrative Agent for the account of Swing Line Lender pursuant to Section 2.2(c)(i) shall be deemed payment in respect of such participation.
1.1.13.3.If any Revolving Credit Lender fails to make available to Administrative Agent for the account of Swing Line Lender any amount required to be paid by such Revolving Credit Lender pursuant to the foregoing provisions of this Section 2.2(c) by the time specified in Section 2.2(c)(i), Swing Line Lender shall be entitled to recover from such Revolving Credit Lender (acting through Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by Swing Line Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by Swing Line Lender in connection with the foregoing. If such Revolving Credit Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Revolving Credit Lender’s Revolving Credit Loan included in the relevant Revolving Credit Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of Swing Line Lender submitted to any Revolving Credit Lender (through Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.
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1.1.13.4.Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.2(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Revolving Credit Lender may have against Swing Line Lender, Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.2(c) is subject to the conditions set forth in Section 5.2. No such funding of risk participations shall relieve or otherwise impair the obligation of Borrower to repay Swing Line Loans, together with interest as provided herein.
1.1.14.Repayment of Participations.
1.1.14.1.At any time after any Revolving Credit Lender has purchased and funded a risk participation in a Swing Line Loan, if Swing Line Lender receives any payment on account of such Swing Line Loan, Swing Line Lender will distribute to such Revolving Credit Lender its Applicable Percentage thereof in the same funds as those received by Swing Line Lender.
1.1.14.2.If any payment received by Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by Swing Line Lender under any of the circumstances described in Section 12.24 (including pursuant to any settlement entered into by Swing Line Lender in its discretion), each Revolving Credit Lender shall pay to Swing Line Lender its Applicable Percentage thereof on demand of Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. Administrative Agent will make such demand upon the request of Swing Line Lender. The obligations of Revolving Credit Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.
1.1.15.Interest for Account of Swing Line Lender. Swing Line Lender shall be responsible for invoicing Borrower for interest on the Swing Line Loans. Until each Revolving Credit Lender funds its Revolving Credit Loan or risk participation pursuant to this Section 2.2 to refinance such Revolving Credit Lender’s Applicable Percentage of any Swing Line Loan, interest in respect of such Applicable Percentage shall be solely for the account of Swing Line Lender.
1.1.16.Payments to Swing Line Lender or Revolving Credit Lenders. Borrower shall make all payments of principal and interest in respect of the Swing Line Loans to Administrative Agent for the account of Swing Line Lender or Revolving Credit Lenders, as applicable.
Section 2.3Letters of Credit.
1.1.1.Letter of Credit Commitment.
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First Amendment to Amended and Restated Credit Agreement

1.1.16.1.Subject to the terms and conditions set forth herein, (A) L/C Issuer agrees, in reliance upon the agreements of Revolving Credit Lenders set forth in this Section 2.3, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit for the account of Borrower, and to amend or extend Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drawings under the Letters of Credit; and (B) Revolving Credit Lenders severally agree to participate in Letters of Credit issued for the account of Borrower and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (x) the Revolving Credit Exposure of all Revolving Credit Lenders shall not exceed the aggregate amount of the Revolving Credit Commitments of the Revolving Credit Lenders, (y) the Revolving Credit Exposure of any Revolving Credit Lender shall not exceed such Revolving Credit Lender’s Revolving Credit Commitment, and (z) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit. Each request by Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.
1.1.16.2.L/C Issuer shall not issue any Letter of Credit, if: (A) the expiry date of the requested Letter of Credit would occur more than twelve (12) months after the date of issuance or last extension, unless the Required Revolving Credit Lenders have approved such expiry date; or (B) the expiry date of the requested Letter of Credit would occur after the Letter of Credit Expiration Date.
1.1.16.3.L/C Issuer shall not be under any obligation to issue any Letter of Credit if:
1.1.16.3.1.any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain L/C Issuer from issuing the Letter of Credit, or any Law applicable to L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over L/C Issuer shall prohibit, or request that L/C Issuer refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon L/C Issuer with respect to the Letter of Credit any restriction, reserve or capital requirement (for which L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which L/C Issuer in good faith deems material to it;
1.1.16.3.2.the issuance of the Letter of Credit would violate one or more policies of L/C Issuer applicable to letters of credit generally;
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First Amendment to Amended and Restated Credit Agreement

1.1.16.3.3.except as otherwise agreed by Administrative Agent and L/C Issuer, the Letter of Credit is in an initial stated amount of at least $10,000;
1.1.16.3.4.the Letter of Credit is to be denominated in a currency other than Dollars;
1.1.16.3.5.any Revolving Credit Lender is at that time a Defaulting Lender, unless L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to L/C Issuer (in its sole discretion) with Borrower or such Revolving Credit Lender to eliminate L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 12.22(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion; or
1.1.16.3.6. the Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder.
1.1.16.4.L/C Issuer shall not amend any Letter of Credit if L/C Issuer would not be permitted at such time to issue the Letter of Credit in its amended form under the terms hereof.
1.1.16.5.L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) L/C Issuer would have no obligation at such time to issue the Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of the Letter of Credit does not accept the proposed amendment to the Letter of Credit.
1.1.16.6.L/C Issuer shall act on behalf of Revolving Credit Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and L/C Issuer shall have all of the benefits and immunities (A) provided to Administrative Agent in Article 11 with respect to any acts taken or omissions suffered by L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article 11 included L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to L/C Issuer.
1.1.17.Procedures for the Issuance and Amendment of Letters of Credit.
1.1.17.1.Each Letter of Credit shall be issued or amended, as the case may be, upon the request of Borrower delivered to L/C Issuer (with a copy to Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of Borrower. Such Letter of Credit Application may be sent by facsimile, by United States mail, by overnight courier, by electronic transmission using the system provided by L/C Issuer, by personal delivery or by any other means acceptable to L/C Issuer. Such Letter of Credit Application must be received by L/C Issuer and Administrative Agent not later than 11:00 a.m. at least two (2) Business Days (or such later date and time as Administrative Agent and L/C Issuer may agree in a particular
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instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the purpose and nature of the requested Letter of Credit; and (H) such other matters as L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to L/C Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as L/C Issuer may require. Additionally, in each case, Borrower shall furnish to L/C Issuer and Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as L/C Issuer or Administrative Agent may require.
1.1.17.2.Promptly after receipt of any Letter of Credit Application, L/C Issuer will confirm with Administrative Agent (by telephone or in writing) that Administrative Agent has received a copy of such Letter of Credit Application from Borrower and, if not, L/C Issuer will provide Administrative Agent with a copy thereof. Unless L/C Issuer has received written notice from any Revolving Credit Lender, Administrative Agent or any Obligated Party, at least one (1) Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article 5 shall not then be satisfied, then, subject to the terms and conditions hereof, L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Credit Lender’s Applicable Percentage times the amount of such Letter of Credit.
1.1.17.3.If Borrower so requests in any applicable Letter of Credit Application, L/C Issuer may, in its sole discretion, agree to issue an Auto-Extension Letter of Credit; provided that any such Auto-Extension Letter of Credit must permit L/C Issuer to prevent any such extension at least once in each twelve (12) -month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve (12) month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by L/C Issuer, Borrower shall not be required to make a specific request to L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, Lenders shall be deemed to have authorized (but may not require) L/C Issuer to permit the extension of such Letter of Credit at any time to an
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expiry date not later than the Letter of Credit Expiration Date; provided, however, that L/C Issuer shall not permit any such extension (and the terms of the Auto-Extension Letter of Credit may permit L/C Issuer to refuse to extend such Letter of Credit) if (A) L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.2(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven (7) Business Days before the Non-Extension Notice Date (1) from Administrative Agent that Required Revolving Credit Lenders have elected not to permit such extension or (2) from Administrative Agent, any Revolving Credit Lender or Borrower that one or more of the applicable conditions specified in Section 5.2 is not then satisfied, and in each such case directing L/C Issuer not to permit such extension.
1.1.17.4.Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, L/C Issuer will also deliver to Borrower and Administrative Agent a true and complete copy of such Letter of Credit or amendment.
1.1.18.Drawings; Reimbursements; Funding of Participations.
1.1.18.1. Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, L/C Issuer shall notify Borrower and Administrative Agent thereof. Not later than 1:00 p.m. on the date of any payment by L/C Issuer under a Letter of Credit (each such date, an “Honor Date”), Borrower shall reimburse L/C Issuer through Administrative Agent in an amount equal to the amount of such drawing. If Borrower fails to so reimburse L/C Issuer by such time, Administrative Agent shall promptly notify each Revolving Credit Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Revolving Credit Lender’s Applicable Percentage thereof. In such event, Borrower shall be deemed to have requested a Revolving Credit Borrowing to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, subject to the amount of the unutilized portion of the Revolving Credit Commitments and the conditions set forth in Section 5.2 (other than the delivery of a Revolving Credit Borrowing Request). Any notice given by L/C Issuer or Administrative Agent pursuant to this Section 2.3(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.
1.1.18.2.Each Revolving Credit Lender shall upon any notice pursuant to Section 2.3(c)(i) make funds available (and Administrative Agent may apply Cash Collateral provided for this purpose) for the account of L/C Issuer at Administrative Agent’s Principal Office in an amount equal to its Applicable Percentage of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by Administrative Agent, whereupon, subject to the provisions of Section 2.3(c)(iii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Revolving Credit Loan (or, if the conditions set forth in Section 5.2 are
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not satisfied, an L/C Borrowing as further described in clause (iii) below) to Borrower in such amount. Administrative Agent shall remit the funds so received to L/C Issuer.
1.1.18.3.With respect to any Unreimbursed Amount that is not fully refinanced by a Revolving Credit Borrowing because the conditions set forth in Section 5.2 cannot be satisfied or for any other reason, Borrower shall be deemed to have incurred from L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Interest Rate. In such event, each Revolving Credit Lender’s payment to Administrative Agent for the account of L/C Issuer pursuant to Section 2.2(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Revolving Credit Lender in satisfaction of its participation obligation under this Section 2.2.
1.1.18.4.Until each Revolving Credit Lender funds its Revolving Credit Loan or L/C Advance pursuant to this Section 2.2(c) to reimburse L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Revolving Credit Lender’s Applicable Percentage of such amount shall be solely for the account of L/C Issuer.
1.1.18.5.Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or L/C Advances to reimburse L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.3(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Revolving Credit Lender may have against L/C Issuer, Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default or Event of Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Credit Lender’s obligation to make Revolving Credit Loans (but not its obligation to fund it pro rata share of L/C Advances) pursuant to this Section 2.3(c) is subject to the conditions set forth in Section 5.2 (other than delivery by Borrower of a Revolving Credit Borrowing Request). No such making of an L/C Advance shall relieve or otherwise impair the obligation of Borrower to reimburse L/C Issuer for the amount of any payment made by L/C Issuer under any Letter of Credit, together with interest as provided herein.
1.1.18.6.If any Revolving Credit Lender fails to make available to Administrative Agent for the account of L/C Issuer any amount required to be paid by such Revolving Credit Lender pursuant to the foregoing provisions of this Section 2.3(c) by the time specified in Section 2.3(c)(ii), then, without limiting the other provisions of this Agreement, L/C Issuer shall be entitled to recover from such Revolving Credit Lender (acting through Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to L/C Issuer at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by L/C Issuer in accordance with banking
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industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by L/C Issuer in connection with the foregoing. If such Revolving Credit Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Revolving Credit Lender’s Revolving Credit Loan included in the relevant Revolving Credit Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of L/C Issuer submitted to any Revolving Credit Lender (through Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.
1.1.19.Repayment of Participations.
1.1.19.1.At any time after L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Credit Lender such Revolving Credit Lender’s L/C Advance in respect of such payment in accordance with Section 2.3(c), if Administrative Agent receives for the account of L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from Borrower or otherwise, including proceeds of Cash Collateral applied thereto by Administrative Agent), Administrative Agent will distribute to such Revolving Credit Lender its Applicable Percentage thereof in the same funds as those received by Administrative Agent.
1.1.19.2.If any payment received by Administrative Agent for the account of L/C Issuer pursuant to Section 2.3(c)(i) is required to be returned under any of the circumstances described in Section 12.24 (including pursuant to any settlement entered into by L/C Issuer in its discretion), each Revolving Credit Lender shall pay to Administrative Agent for the account of L/C Issuer its Applicable Percentage thereof on demand of Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Revolving Credit Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of Revolving Credit Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.
1.1.20.Obligations Absolute. The obligation of Borrower to reimburse L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:
1.1.20.1.any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;
1.1.20.2.the existence of any claim, counterclaim, setoff, defense or other right that Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;
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1.1.20.3.any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;
1.1.20.4.waiver by L/C Issuer of any requirement that exists for L/C Issuer’s protection and not the protection of Borrower or any waiver by L/C Issuer which does not in fact materially prejudice Borrower;
1.1.20.5.honor of a demand for payment presented electronically even if such Letter of Credit requires that demand be in the form of a draft;
1.1.20.6.any payment made by L/C Issuer in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under such Letter of Credit if presentation after such date is authorized by the UCC or the ISP, as applicable;
1.1.20.7.any payment by L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;
1.1.20.8.any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, Borrower or any Subsidiary; and
1.1.20.9.Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with Borrower’s instructions or other irregularity, Borrower will immediately notify L/C Issuer. Borrower shall be conclusively deemed to have waived any such claim against L/C Issuer and its correspondents unless such notice is given as aforesaid.
1.1.21.Role of L/C Issuer. Each Revolving Credit Lender and Borrower agree that, in paying any drawing under a Letter of Credit, L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of L/C Issuer, Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of L/C Issuer shall be liable to any Revolving Credit Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of Required Revolving Credit Lenders; (ii) any action taken or omitted in the absence of gross negligence or
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willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of L/C Issuer, Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (viii) of Section 2.3(e); provided, however, that anything in such clauses to the contrary notwithstanding, Borrower may have a claim against L/C Issuer, and L/C Issuer may be liable to Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by Borrower which Borrower proves were caused by L/C Issuer’s willful misconduct or gross negligence or L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. L/C Issuer may send a Letter of Credit or conduct any communication to or from the beneficiary via the Society for Worldwide Interbank Financial Telecommunication (“SWIFT”) message or overnight courier, or any other commercially reasonable means of communicating with a beneficiary.
1.1.22.Fronting Fee and Charges Payable to L/C Issuer. Borrower shall pay directly to L/C Issuer for its own account a fronting fee with respect to each Letter of Credit issued, amended or extended, at a rate and on terms separately agreed between Borrower and L/C Issuer. In addition, Borrower shall pay directly to L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.
1.1.23.Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.
Section 2.4Fees.
1.1.1.Fee Letter. Borrower agrees to pay to Administrative Agent and Arranger, for the account of Administrative Agent, Arranger and each Lender, as applicable, fees, in the amounts and on the dates set forth in the Fee Letter.
1.1.24.Letter of Credit Fees. Borrower shall pay to Administrative Agent for the account of each Revolving Credit Lender in accordance, subject to Section 12.22, with its Applicable Percentage, a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the then-applicable Applicable Margin for Term SOFR Portions times the daily
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amount available to be drawn under such Letter of Credit. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.8. Letter of Credit Fees for a Letter of Credit shall computed on a quarterly basis and be payable in arrears on the on the first Business Day of each April, July, October and January. If there is any change in the Applicable Margin for Term SOFR Portions during any quarter, the daily amount available to be drawn under each standby Letter of Credit shall be computed and multiplied by the Applicable Margin for Term SOFR Portions separately for each period during such quarter that such Applicable Margin for Term SOFR Portions was in effect. Notwithstanding anything to the contrary contained herein while any Event of Default exists, all Letter of Credit Fees shall accrue at the otherwise applicable rate plus 2%.
1.1.25.Commitment Fees. Borrower agrees to pay to Administrative Agent for the account of each Lender in accordance, subject to Section 12.22, with its relevant Applicable Percentage, a commitment fee on (i) the daily average unused amount of the Revolving Credit Commitment of such Lender plus (ii) the daily average unused amount of the Delayed Draw Term Loan Commitment of such Lender, in each case, for the period from and including the date of this Agreement to and including (x) with respect to the Revolving Credit Commitments, the Maturity Date and (y) with respect to the Delayed Draw Term Loan Commitments, the date on which the Delayed Draw Term Loan Commitments are terminated pursuant to Section 2.8(e) (including at any time during which one or more of the conditions in Article 5 is not met), at a rate equal to the Applicable Margin for the “Commitment Fee” then in effect as determined by reference to the table set forth in the definition of “Applicable Margin” in Section 1.1. For the purpose of calculating the commitment fee hereunder, the Commitment of each Revolving Credit Lender shall be deemed utilized by the amount of all outstanding Revolving Credit Loans and L/C Obligations, but not by the amount of any outstanding Swing Line Loans, owing to such Revolving Credit Lender whether directly or by participation. Accrued commitment fees shall be payable quarterly in arrears on the first day of each April, July, October, and January during the term of this Agreement and on the Maturity Date.
Section 2.5Payments Generally; Administrative Agent’s Clawback.
1.1.1.General. All payments of principal, interest, and other amounts to be made by Borrower under this Agreement and the other Loan Documents shall be made to Administrative Agent for the account of Administrative Agent, L/C Issuer or Swing Line Lender or the pro rata accounts of the applicable Lenders, as applicable, at the Principal Office in Dollars and immediately available funds, without setoff, deduction, or counterclaim, and free and clear of all taxes at the time and in the manner provided herein. Payments by check or draft shall not constitute payment in immediately available funds until the required amount is actually received by Administrative Agent in full. Payments in immediately available funds received by Administrative Agent in the place designated for payment on a Business Day prior to 12:00 noon at such place of payment shall be credited prior to the close of business on the Business Day received, while payments received by Administrative Agent on a day other than a Business Day or after 12:00 noon on a Business Day shall not be credited until the next succeeding Business Day. If any payment of principal or interest on the Notes shall become due and payable on a day other than a Business Day, then such payment shall be made on the next succeeding Business
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Day. Any such extension of time for payment shall be included in computing interest which has accrued and shall be payable in connection with such payment. Administrative Agent is hereby authorized upon notice to Borrower to charge the account of Borrower maintained with Administrative Agent for each payment of principal, interest and fees as it becomes due hereunder. To the extent that any Loan payment procedures set forth in this Article 2 conflict with the terms and provisions of any Sweep Agreement then in effect, the terms and provisions of such Sweep Agreement shall control.
1.1.26.Funding by Lenders; Presumption by Administrative Agent. Unless Administrative Agent shall have received notice from a Lender, that such Lender will not make available to Administrative Agent such Lender’s share of a Revolving Credit Borrowing, Administrative Agent may assume that such Lender has made such share available on such date in accordance with this Agreement and may, in reliance upon such assumption, make available to Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Revolving Credit Borrowing available to Administrative Agent, then the applicable Lender and Borrower severally agree to pay to Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to Borrower to but excluding the date of payment to Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation, and (ii) in the case of a payment to be made by Borrower, the interest rate applicable to the applicable Borrowing. If Borrower and such Lender shall pay such interest to Administrative Agent for the same or an overlapping period, Administrative Agent shall promptly remit to Borrower the amount of such interest paid by Borrower for such period. If such Lender pays its share of the applicable Borrowing to Administrative Agent, then the amount so paid shall constitute such Lender’s Loan. Any payment by Borrower shall be without prejudice to any claim Borrower may have against a Lender that shall have failed to make such payment to Administrative Agent.
1.1.27.Payments by Borrower; Presumption by Administrative Agent. Unless Administrative Agent shall have received notice from Borrower prior to the date on which any payment is due to Administrative Agent for the account of L/C Issuer, Swing Line Lender or the applicable Lenders hereunder that Borrower will not make such payment, Administrative Agent may assume that Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to L/C Issuer, Swing Line Lender or the applicable Lenders the amount due. With respect to any payment that Administrative Agent makes to any Lender, Swing Line Lender, L/C Issuer or other Secured Party as to which Administrative Agent determines (in its sole and absolute discretion) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) Borrower has not in fact made the corresponding payment to Administrative Agent; (2) Administrative Agent has made a payment in excess of the amount(s) received by it from Borrower either individually or in the aggregate (whether or not then owed); or (3) Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Secured Parties severally agrees to repay to Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Secured Party, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to
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Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation.
Section 2.6Evidence of Debt.
1.1.1.The Loans made by Swing Line Lender and each Lender shall be evidenced by one or more accounts or records maintained by Swing Line Lender or such Lender and by Administrative Agent in the ordinary course of business; provided that such Lender or Administrative Agent may, in addition, request that such Loans be evidenced by the Notes. The Credit Extensions made by L/C Issuer shall be evidenced by one or more accounts or records maintained by L/C Issuer and by Administrative Agent in the ordinary course of business. The accounts or records maintained by Administrative Agent, L/C Issuer, Swing Line Lender and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made to Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by L/C Issuer, Swing Line Lender or any Lender and the accounts and records of Administrative Agent in respect of such matters, the accounts and records of Administrative Agent shall control in the absence of manifest error.
1.1.28.In addition to the accounts and records referred to in subsection (a) above, each Revolving Credit Lender and Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Revolving Credit Lender of participations in Swing Line Loans. In the event of any conflict between the accounts and records maintained by Administrative Agent and the accounts and records of any Revolving Credit Lender in respect of such matters, the accounts and records of Administrative Agent shall control in the absence of manifest error.
Section 2.7Interest; Payment Terms.
1.1.1.Revolving Credit Loans – Payment of Principal and Interest; Revolving Nature.
1.1.1.1.The unpaid principal amount of each Portion of the Revolving Credit Loans shall, subject to the following sentence and Section 2.7(g), bear interest at the applicable Interest Rate. If at any time such rate of interest would exceed the Maximum Rate but for the provisions thereof limiting interest to the Maximum Rate, then any subsequent reduction shall not reduce the rate of interest on the Revolving Credit Loans below the Maximum Rate until the aggregate amount of interest accrued on the Revolving Credit Loans equals the aggregate amount of interest which would have accrued on the Revolving Credit Loans if the interest rate had not been limited by the Maximum Rate. All accrued but unpaid interest on the principal balance of the Revolving Credit Loans shall be payable on each Payment Date and on the Maturity Date, provided that interest accruing at the Default Interest Rate pursuant to Section 2.7(g) shall be payable on demand.
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1.1.1.2.The then Outstanding Amount of the Revolving Credit Loans and all accrued but unpaid interest thereon shall be due and payable on the Maturity Date. The unpaid principal balance of the Revolving Credit Loans at any time shall be the total amount advanced hereunder by Revolving Credit Lenders less the amount of principal payments made thereon by or for Borrower, which balance may be endorsed on the Revolving Credit Notes from time to time by Revolving Credit Lenders or otherwise noted in Revolving Credit Lenders’ and/or Administrative Agent’s records, which notations shall be, absent manifest error, conclusive evidence of the amounts owing hereunder from time to time.
1.1.29.Term Loan – Payment of Principal and Interest.
1.1.29.1.The unpaid principal amount of the Term Loans shall, subject to the following sentence and Section 2.7(g), bear interest at the applicable Interest Rate. If at any time such rate of interest would exceed the Maximum Rate but for the provisions thereof limiting interest to the Maximum Rate, then any subsequent reduction shall not reduce the rate of interest on the Term Loans below the Maximum Rate until the aggregate amount of interest accrued on the Term Loans equals the aggregate amount of interest which would have accrued on the Term Loans if the interest rate had not been limited by the Maximum Rate. All accrued but unpaid interest on the principal balance of the Term Loans shall be payable on each Payment Date and on the Maturity Date, provided that interest accruing at the Default Interest Rate pursuant to Section 2.7(g) shall be payable on demand.
1.1.29.2.To the extent not otherwise required to be paid earlier as provided herein, Borrower shall repay the aggregate principal amount of all outstanding Term Loans in quarterly principal installments, payable on the last Business Day of each fiscal quarter of Borrower (commencing with the fiscal quarter ending June 30, 2024) (each, a “Quarterly Payment Date”) in an amount equal to 2.50% of the aggregate principal balance of the Term Loans outstanding as of the Closing Date plus the aggregate original principal balance of all Term Loans funded after the Closing Date and prior to the first day of the fiscal quarter in which such Quarterly Payment Date falls. All outstanding principal and accrued interest and fees in respect of the Term Loans shall be due and payable in full on the Maturity Date or such earlier date as the Term Loans may be accelerated pursuant to the terms hereof. If any principal repayment installment to be made by Borrower shall come due on a day other than a Business Day, such principal repayment installment shall be due on the next succeeding Business Day, and such extension of time shall be reflected in computing interest or fees.
1.1.30.Application. Except as expressly provided herein to the contrary, all payments on the Obligations under the Loan Documents shall be applied in the following order of priority: (i) the payment or reimbursement of any expenses, costs or obligations (other than the Outstanding Amount thereof and interest thereon) for which Borrower shall be obligated or Administrative Agent, L/C Issuer, Swing Line Lender, or any Lender shall be entitled pursuant to the provisions of this Agreement, the Notes or the other Loan Documents; (ii) the payment of accrued but unpaid interest thereon; and (iii) the payment of all or any portion of the principal
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balance thereof then outstanding hereunder as directed by Borrower; provided that any prepayment of the Term Loans shall be applied to installments due thereon in the inverse order of maturity. If an Event of Default exists under this Agreement, the Revolving Credit Notes or under any of the other Loan Documents, any such payment shall be applied as provided in Section 10.3 below.
1.1.31.Computation Period. Interest on the Loans and all other amounts payable by Borrower hereunder on a per annum basis shall be computed on the basis of a 360-day year and the actual number of days elapsed (including the first day but excluding the last day) unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a 365-day year or 366-day year, as the case may be. In computing the number of days during which interest accrues, the day on which funds are initially advanced shall be included regardless of the time of day such advance is made, and the day on which funds are repaid shall be included unless repayment is credited prior to the close of business on the Business Day received. Each determination by Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.
1.1.32.Unconditional Payment. Borrower is and shall be obligated to pay all principal, interest and any and all other amounts which become payable under any of the Loan Documents absolutely and unconditionally and without any abatement, postponement, diminution or deduction whatsoever and without any reduction for counterclaim or setoff whatsoever. If at any time any payment received by Administrative Agent hereunder shall be deemed by a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under any Debtor Relief Law, then the obligation to make such payment shall survive any cancellation or satisfaction of the Obligations under the Loan Documents and shall not be discharged or satisfied with any prior payment thereof or cancellation of such Obligations, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and such payment shall be immediately due and payable upon demand.
1.1.33.Partial or Incomplete Payments. Remittances in payment of any part of the Obligations under the Loan Documents other than in the required amount in immediately available funds at the place where such Obligations are payable shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Administrative Agent in full in accordance herewith and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Administrative Agent of any payment in an amount less than the full amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default.
1.1.34.Default Interest Rate. For so long as any Event of Default exists, regardless of whether or not there has been an acceleration of the Loans, and at all times after the maturity of the Loans (whether by acceleration or otherwise), and in addition to all other rights and remedies of Administrative Agent or Lenders hereunder, (i) interest shall accrue on the Outstanding Amount of the Loans at the Default Interest Rate and (ii) interest shall accrue on any past due amount (other than the outstanding principal balance) at the Default Interest Rate, and such accrued interest shall be immediately due and payable. Borrower acknowledges that it would be
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extremely difficult or impracticable to determine Administrative Agent’s or Lenders’ actual damages resulting from any late payment or Event of Default, and such accrued interest are reasonable estimates of those damages and do not constitute a penalty.
Section 2.8Voluntary Termination or Reduction of Commitments; Prepayments.
1.1.1.Voluntary Termination or Reduction of Commitments. Borrower may, upon written notice to Administrative Agent, terminate the Revolving Credit Commitments or the Term Loan Commitments, or from time to time permanently reduce the Revolving Credit Commitments or Term Loan Commitments; provided that (i) any such notice shall be received by Administrative Agent not later than 11:00 a.m. three (3) Business Days (or such shorter period as Administrative Agent may agree in its sole discretion) prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $1,000,000 or any whole multiple of $1,000,000 in excess thereof, and (iii) Borrower shall not terminate or reduce the Revolving Credit Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Revolving Credit Exposure of all Revolving Credit Lenders would exceed the aggregate amount of the Revolving Credit Commitments of the Revolving Credit Lenders. Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction. Any reduction of the Revolving Credit Commitments or Term Loan Commitments shall be applied to the Revolving Credit Commitment of each Revolving Credit Lender or the Term Loan Commitment of each Term Loan Lenders, as applicable, according to its relevant Applicable Percentage. All fees accrued until the effective date of any termination of the Revolving Credit Commitments or Term Loan Commitments shall be paid on the effective date of such termination.
1.1.35.Voluntary Prepayments. Subject to the conditions set forth below and except as set forth in any Sweep Agreement, Borrower shall have the right, at any time and from time to time upon at least three (3) Business Days prior written notice to Administrative Agent, to prepay the principal of the Term Loans, the Revolving Credit Loans or the Swing Line Loans in full or in part. If there is a prepayment of all or any portion of the principal of the Term Loans, the Revolving Credit Loans or the Swing Line Loans on or before the Maturity Date, whether voluntary or because of acceleration or otherwise, such prepayment shall also include any and all accrued but unpaid interest on the amount of principal being so prepaid through and including the date of prepayment, plus any other sums which have become due to Lenders under the other Loan Documents on or before the date of prepayment, but which have not been fully paid.
1.1.36.Mandatory Prepayment of Revolving Credit Facility. If at any time the Revolving Credit Exposure of the Revolving Credit Lenders exceeds the aggregate amount of the Revolving Credit Commitments of the Revolving Credit Lenders then in effect, then Borrower shall immediately prepay the entire amount of such excess to Administrative Agent, for the ratable account of Revolving Credit Lenders and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided, however, that Borrower shall not be required to Cash Collateralize L/C Obligations pursuant to this Section 2.8(c) unless after the prepayment in full of the Revolving Credit Loans, the Revolving Credit Exposure of the Revolving Credit Lenders exceeds the aggregate amount of the Revolving Credit Commitments of the Revolving Credit Lenders then in effect. Each prepayment required by this Section 2.8(c) shall be applied,
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first, to any Base Rate Portions then outstanding, and, second, to any Term SOFR Portions then outstanding, and if more than one Term SOFR Portion is then outstanding, to such Term SOFR Portions in such order as Borrower may direct, or if Borrower fails to so direct, as Administrative Agent shall elect.
1.1.37.Mandatory Prepayment of Loans.
1.1.37.1.Concurrently with the receipt of the Net Cash Proceeds from any Disposition (other than a Disposition pursuant to clauses (a) through (d) of Section 8.7~~(e~~), Borrower shall prepay the Loans in an aggregate principal amount equal to 100% of such Net Cash Proceeds ~~(or if appropriate, 100% of any such Net Cash Proceeds that remain after deducting any amount reinvested by Borrower and its Subsidiaries during the one hundred eighty (180)-day period described in Section 8.7(e))~~.
1.1.37.2.Concurrently with (A) the consummation by any Obligated Party of any Equity Issuance (other than to another Obligated Party or in connection with an Acquisition permitted hereunder) or (B) the issuance by any Obligated Party any Debt (other than Debt expressly permitted pursuant to Section 8.1), Borrower shall, unless otherwise waived with the prior written consent of Required Lenders, prepay the Loans in the amount equal to 50% of the Net Cash Proceeds thereof.
1.1.37.3.Concurrently with the receipt by any Obligated Party of Net Cash Proceeds from a Casualty Event, Borrower shall prepay the Loans in an amount equal to 100% of the Net Cash Proceeds thereof other than Net Cash Proceeds that are used within ninety (90) days of such Casualty Event to repair or replace the equipment, fixed assets or real property in respect of which such Net Cash Proceeds were received.
1.1.37.4.Each prepayment of the Loans under clauses (i) – (iii) above shall be applied as follows: first, to reduce in inverse order of maturity the remaining scheduled principal installments of the Term Loans; second, to the extent of any excess, to ratably repay Swing Line Loans and L/C Borrowings until paid in full; third, to the extent of any excess, to repay any Revolving Credit Loans until paid in full; and fourth, to the extent of any excess, to Cash Collateralize the remaining L/C Obligations.
1.1.37.5.On the date that is thirty-one (31) days after the funding of any Term Loan Borrowing (excluding the Existing Term Loans) (or, if such date is not a Business Day, on the next succeeding Business Day), Borrower shall prepay the Term Loans in an amount equal to the portion of such Term Loan Borrowing not theretofore used to finance the Acquisition described in the information delivered to Administrative Agent pursuant to Section 5.2(e) in respect of such Term Loan Borrowing (including, for the avoidance of doubt, the financing of any costs, expenses and fees paid by Borrower or any Subsidiary in connection with such Acquisition). Such prepayment shall be applied to reduce in inverse order of maturity the remaining scheduled principal installments of the Term Loans.
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1.1.38.Automatic Termination of the Delayed Draw Term Loan Commitments. The Delayed Draw Term Loan Commitments of all of the Lenders shall immediately and automatically be terminated upon the earlier to occur of the first date on which any Delayed Draw Term Loans are funded pursuant to the terms hereof and the Delayed Draw Commitment Termination Date.
Section 2.9Uncommitted Increase in Commitments.
1.1.1.Request for Increase. Provided there exists no Default, upon notice to Administrative Agent (which shall promptly notify the Lenders), Borrower may from time to time request (i) the establishment of one or more new term loan commitments (each, an “Incremental Term Loan Commitment”) pursuant to an Incremental Term Loan Facility and (ii) an increase in the Revolving Credit Commitments (each such increase, an “Revolving Commitment Increase” and, together with each Incremental Term Loan Commitment, each, an “Incremental Commitment”), in each case, for an aggregate amount not to exceed~~,~~  for all such requests under clauses (i) or (ii)~~, $40,000,000 and for all such requests under clause (ii), $15,000,000; provided that any such request for an Incremental Term Loan Facility or Revolving Commitment Increase shall be in a minimum amount of the lesser of (x) $5,000,000 (or such lesser amount as may be approved by the Administrative Agent) and (y) the entire remaining amount available under this Section 2.9(a).~~ from and after the First Amendment Effective Date, $0.
1.1.39.Incremental Lenders. An Incremental Commitment may be provided by any existing Lender or other Person that is an Eligible Assignee (each such existing Lender or other Person that agrees to provide an Incremental Term Loan Commitment, an “Incremental Term Loan Lender” and each such existing Lender or other Person that agrees to provide a Revolving Commitment Increase, a “Revolving Facility Increasing Lender” and, together with each Incremental Term Loan Lender, each, an “Incremental Lender”); provided that each Incremental Lender shall be subject to the consent (in each case, not to be unreasonably withheld or delayed) of the Administrative Agent and, with respect to each Revolving Facility Increasing Lender, each L/C Issuer and each Swing Line Lender. Notwithstanding anything herein to the contrary, no Lender shall have any obligation to agree to provide an Incremental Commitment pursuant to this Section 2.9 and any election to do so shall be in the sole discretion of such Lender.
1.1.40.Terms of Incremental Commitments. Unless otherwise agreed by Administrative Agent and the Lenders (including any Incremental Lender with regard to such Incremental Commitment):
1.1.40.1.The outstanding principal balance of the Credit Extensions made under each Incremental Term Loan Facility (other than quarterly installments made pursuant to Section 2.7(b)), together with all interest and fees with respect thereto, shall be due and payable no earlier than the Maturity Date;
1.1.40.2.The weighted average life to maturity of any Incremental Term Loan Facility shall be no shorter than the weighted average life to maturity of the Term
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Loan outstanding immediately before giving effect to such Incremental Term Loan Facility,
1.1.40.3.The interest margins and amortization schedule for any such Incremental Term Loan Facility shall be determined by the Borrower and the lenders of such Incremental Term Loan Facility (subject to the preceding clause (ii)); provided that, in the event that the all-in-yield for any Incremental Term Loan Facility is greater than the all-in-yield for the Term Loans outstanding immediately before giving effect to such Incremental Term Loan Facility, then the Applicable Margin for such outstanding Term Loans shall be increased to the extent necessary so that the all-in-yield for such Incremental Term Loan Facility is not higher than the all-in-yield for the such outstanding Term Loans; and
1.1.40.4.(A) any Revolving Commitment Increase shall be subject to the same terms and documentation as the Revolving Credit Facility, and (B) any Incremental Term Loan Facility shall be on terms (excluding pricing terms), when taken as whole, more restrictive than those applicable to the Revolving Credit Facility and the then-existing Term Loan Facility.
1.1.41.Increase Effective Date.
1.1.41.1.Administrative Agent and Borrower shall determine the effective date for an Incremental Term Loan Facility or Revolving Commitment Increase pursuant to this Section 2.9 (an “Increase Effective Date”) and, if applicable, the final allocation of such Incremental Commitments among the Persons providing such Incremental Term Loan Facility or Revolving Commitment Increase; provided that such date shall be a Business Day at least ten (10) Business Days after delivery of the request for such Incremental Term Loan Facility or Revolving Commitment Increase (unless otherwise approved by the Administrative Agent) and at least thirty (30) days prior to the Maturity Date.
1.1.41.2. In order to effect such Incremental Term Loan Facility or Revolving Commitment Increase, Borrower, the applicable Incremental Lender(s) and Administrative Agent (but no other Lenders or Persons) shall enter into one or more joinder agreements or incremental amendments, each in form and substance satisfactory to Borrower and Administrative Agent, pursuant to which the applicable Incremental Lender(s) will provide the applicable Incremental Commitment(s).
1.1.41.3.Effective as of the applicable Increase Effective Date, subject to the terms and conditions set forth in this Section 2.9, (A) each Incremental Term Loan Commitment shall be a Term Loan Commitment hereunder and each Revolving Commitment Increase shall be a Revolving Credit Commitment hereunder and, in each case, Schedule 2.01 shall be updated accordingly to reflect such Incremental Commitment, each Incremental Lender providing such Incremental Commitment shall be, and have all the rights of, a Lender and a Term Loan Lender or Revolving Credit Lender, as applicable, and the Credit Extensions made by it on such Increase Effective
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Date pursuant to this Section 2.9 shall be Term Loans, Revolving Credit Loans or Letters of Credit, as applicable, for all purposes of this Agreement and (B) The amount of the installments due on the Term Loans as set forth in Section 2.7(b) shall be increased by Administrative Agent (but without the consent of any Lender) on a pro rata basis to reflect such increase.
1.1.42.Conditions to Effectiveness of Incremental Commitments. Notwithstanding the foregoing, no Incremental Commitments shall be effective unless:
1.1.42.1.Administrative Agent shall have received from Borrower a certificate of each Obligated Party dated as of the Increase Effective Date signed by a Responsible Officer of such Obligated Party certifying and attaching the resolutions adopted by such Obligated Party approving or consenting to such Incremental Commitment,
1.1.42.2.Administrative Agent shall have received from Borrower a certificate signed by a Responsible Officer of Borrower, certifying that, before and after giving effect to such Incremental Commitment, (A) the representations and warranties contained in Article 6 and the other Loan Documents (i) that contain a materiality qualification, are true and correct on and as of the Increase Effective Date and (ii) that do not contain a materiality qualification, are true and correct in all material respects on and as of the Increase Effective Date, and, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or in the case of such representations and warranties that are subject to a materiality qualification, in all respects) as of such earlier date, and except that for purposes of this Section 2.9, the representations and warranties contained in Section 6.2 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.1, (B) no Default exists or shall exist, and (C) Borrower is and shall be in Pro Forma Compliance with Article 9; and
1.1.42.3.the Administrative Agent shall have received such legal opinions, Guarantee reaffirmations and other documents reasonably requested by the Administrative Agent in connection therewith.
1.1.43.Adjustments to Revolving Outstandings. On each Increase Effective Date with respect to each Revolving Commitment Increase, (i) if there are Revolving Credit Loans then outstanding, Borrower shall prepay such Revolving Credit Loans (and pay any additional amounts required pursuant to Section 3.5 in connection therewith), and borrow Revolving Credit Loans from the Lenders, as shall be necessary in order that, after giving effect to such prepayments and borrowings, all Revolving Credit Loans will be held ratably by the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitments after giving effect to the applicable Revolving Commitment Increase and (ii) if there are Swing Line Loans or Letters of Credit then outstanding, the participations of the Revolving Credit Lenders in such Swing Line Loans or Letters of Credit, as the case may be, will be automatically adjusted to reflect the Applicable Percentages of all the Revolving Credit Lenders (including each Incremental Lender) after giving effect to the applicable Revolving Commitment Increase.
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1.1.44.Conflicting Provisions. This Section 2.9 shall supersede any provisions in Section 12.23 or 12.10 to the contrary.
Section 2.10Cash Collateral.
1.1.1.Certain Credit Support Events. If (i) L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, (ii) as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, (iii) Borrower shall be required to provide Cash Collateral pursuant to Section 10.2, or (iv) there shall exist a Defaulting Lender, Borrower shall immediately (in the case of clause (iii) above) or within one (1) Business Day (in all other cases) following any request by Administrative Agent or L/C Issuer, provide Cash Collateral in an amount not less than the applicable Minimum Collateral Amount (determined in the case of Cash Collateral provided pursuant to clause (iv) above, after giving effect to Section 12.22(a)(iv) and any Cash Collateral provided by the Defaulting Lender).
1.1.45.Grant of Security Interest. Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to (and subjects to the control of) Administrative Agent, for the benefit of Administrative Agent, L/C Issuer, Swing Line Lender and Lenders, and agrees to maintain, a first priority security interest in all such Cash Collateral, and all other property so provided as Collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.10(c). If at any time Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than Administrative Agent or L/C Issuer as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, Borrower will, promptly upon demand by Administrative Agent, pay or provide to Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in one or more blocked, non-interest bearing deposit accounts at BMO. Borrower shall pay on demand therefor from time to time all customary account opening, activity and other administrative fees and charges in connection with the maintenance and disbursement of Cash Collateral.
1.1.46.Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.10 or Sections 2.3, 10.2 or 12.22 in respect of Letters of Credit shall be held and applied to the satisfaction of the specific L/C Obligations, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein.
1.1.47.Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or to secure other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 12.8(b)(vii))) or (ii) the
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determination by Administrative Agent and L/C Issuer that there exists excess Cash Collateral; provided, however, (x) any such release shall be without prejudice to, and any disbursement or other transfer of Cash Collateral shall be and remain subject to, any other Lien conferred under the Loan Documents and the other applicable provisions of the Loan Documents, and (y) the Person providing Cash Collateral and L/C Issuer may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.
Section 2.11Effect of Benchmark Transition Event.
(a)Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to any setting of the then-current Benchmark, then (i) if a Benchmark Replacement is determined in accordance with clause (a) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (ii) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a monthly basis.
(b)Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
(c)Notice; Standards for Decisions and Determinations. Administrative Agent will promptly notify the Borrower of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. Administrative Agent will promptly notify the Borrower of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.11. Any determination, decision or election that may be made by Administrative Agent pursuant to this Section 2.11, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take
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or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.11.
(d)Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by Administrative Agent in its reasonable discretion or (B) the administration of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable, non-representative, non-compliant or non-aligned tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not or will not be representative for a Benchmark (including a Benchmark Replacement), then Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(e)Benchmark Unavailability Period. Upon the Borrowers’ receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrowers may revoke any pending request for a Borrowing of, conversion to or continuation of Term SOFR Portions to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrowers will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Portions. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate.
SECTION 3.

TAXES, YIELD PROTECTION AND INDEMNITY
Section 3.1Increased Costs.
1.1.1.Increased Costs Generally. If any Change in Law shall:
1.1.47.1.impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with
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or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in Term SOFR);
1.1.47.2.subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or
1.1.47.3.impose on any Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender;
and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to increase the cost to such Lender or such other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit) or to increase the cost to such Lender (or such other Recipient of participating in Swing Line Loans) or to reduce the amount of any sum received or receivable by such Lender or other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or other Recipient, Borrower will pay to such Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered.
1.1.48.Capital or Liquidity Requirements. If any Lender determines that any Change in Law affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swing Line Loans held by such Lender or the Letters of Credit issued by L/C Issuer, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity), then from time to time Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.
1.1.49.Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in Sections 3.1(a) or (b) and delivered to Borrower, shall be conclusive absent manifest error. Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.
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1.1.50.Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to this Section 3.1 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that Borrower shall not be required to compensate a Lender pursuant to this Section 3.1 for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender notifies Borrower of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine (9) -month period referred to above shall be extended to include the period of retroactive effect thereof).
Section 3.2Illegality. If any Lender determines that any law or regulation has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its Lending Office to make, maintain or fund Loans whose interest is determined by reference to Adjusted Term SOFR, or to determine or charge interest rates based upon Adjusted Term SOFR, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in any applicable interbank market, then, on notice thereof by such Lender to Borrower through Administrative Agent, (i) any obligation of such Lender to make or continue Term SOFR Portions or to convert Base Rate Portions to Term SOFR Portions shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Portions the interest rate on which is determined by reference to the Term SOFR component of the Base Rate, the interest rate on which Base Rate Portions of such Lender shall, if necessary to avoid such illegality, be determined by Administrative Agent without reference to the Adjusted Term SOFR component of the Base Rate, in each case until such Lender notifies Administrative Agent and Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) Borrower shall, upon demand from such Lender (with a copy to Administrative Agent), prepay or, if applicable, convert all Term SOFR Portions of such Lender to Base Rate Portions (the interest rate on which Base Rate Portions of such Lender shall, if necessary to avoid such illegality, be determined by Administrative Agent without reference to the Adjusted Term SOFR component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Term SOFR Portions to such day, or immediately, if such Lender may not lawfully continue to maintain such Term SOFR Portions and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon Adjusted Term SOFR, Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Adjusted Term SOFR component thereof until Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon Adjusted Term SOFR. Upon any such prepayment or conversion, Borrower shall also pay accrued interest on the amount so prepaid or converted.
Section 3.3Inability to Determine Rates. Subject to Section 2.11, if, on or prior to the first day of any Interest Period for any Borrowing of Term SOFR Portions:

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(a)    Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Adjusted Term SOFR” cannot be determined pursuant to the definition thereof, or
(b)    Administrative Agent determines that (i) for any reason in connection with any request for a Term SOFR Portion or a conversion thereto or a continuation thereof that Adjusted Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Portion does not adequately and fairly reflect the cost to the Lender of funding such Loan or (ii) that the making or funding of Term SOFR Portions has become impracticable, then Administrative Agent shall forthwith give notice thereof to the Borrower, whereupon until Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Lenders to create, continue, or effect by conversion Term SOFR Portions shall be suspended (and any existing Term SOFR Portions shall be automatically converted into Base Rate Portions upon the end of the applicable Interest Period therefor).
Section 3.4Taxes.
1.1.1.Defined Terms. For purposes of this Section, the term “applicable law” includes FATCA.
1.1.51.Payment Free of Taxes. Any and all payments by or on account of any obligation of Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 3.4) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
1.1.52.Payment of Other Taxes by Borrower. Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of Administrative Agent timely reimburse it for the payment of, any Other Taxes.
1.1.53.Indemnification by Borrower. Borrower shall indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.4) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto (other than expenses attributable to the failure or delay by such Recipient to make such written demand to Borrower within nine (9) months of becoming aware that such Indemnified Taxes
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under this Section 3.4 have been levied, imposed or asserted against it), whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Borrower by a Lender (with a copy to Administrative Agent), or by Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.
1.1.54.Indemnification by Lenders. Each Lender shall severally indemnify Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that Borrower has not already indemnified Administrative Agent for such Indemnified Taxes and without limiting the obligation of Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.8 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by Administrative Agent to such Lender from any other source against any amount due to Administrative Agent under this Section 3.4(e).
1.1.55.Evidence of Payments. As soon as practicable after any payment of Taxes by Borrower to a Governmental Authority pursuant to this Section 3.4, Borrower shall deliver to Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Administrative Agent.
1.1.56.Status of Lenders.
1.1.56.1.Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Borrower and Administrative Agent, at the time or times reasonably requested by Borrower or Administrative Agent, such properly completed and executed documentation reasonably requested by Borrower or Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower or Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by Borrower or Administrative Agent as will enable Borrower or Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two (2) sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.4(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in such Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
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1.1.56.2.Without limiting the generality of the foregoing, in the event that Borrower is a U.S. Person,
1.1.56.2.1.any Lender that is a U.S. Person shall deliver to Borrower and Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;
1.1.56.2.2.any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), whichever of the following is applicable:
1.1.56.2.2.1.in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN (or W-8BEN-E, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN (or W-8BEN-E, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
1.1.56.2.2.2.executed originals of IRS Form W-8ECI;
1.1.56.2.2.3.in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit I-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN (or W-8BEN-E, as applicable); or
1.1.56.2.2.4.to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN (or W-8BEN-E, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit I-2 or Exhibit I-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is
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a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit I-4 on behalf of each such direct and indirect partner;
1.1.56.2.3.any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit Borrower or Administrative Agent to determine the withholding or deduction required to be made; and
1.1.56.2.4.if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower and Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower or Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or Administrative Agent as may be necessary for Borrower and Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower and Administrative Agent in writing of its legal inability to do so.
1.1.57.Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.4 (including by the payment of additional amounts pursuant to this Section 3.4), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 3.4 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this
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Section 3.4(h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 3.4(h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 3.4(h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 3.4(h) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
1.1.58.Survival. Each party’s obligations under this Section 3.4 shall survive the resignation or replacement of Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.
Section 3.5Compensation for Losses. Upon demand of any Lender (with a copy to Administrative Agent) from time to time, Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:
1.1.1.any continuation, conversion, payment or prepayment of any Term SOFR Portion on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); or
1.1.59.any failure by Borrower (for a reason other than the failure of such Lender to lend a Term SOFR Portion) to prepay, borrow, continue or convert any Term SOFR Portion on the date or in the amount notified by Borrower; or
1.1.60.any assignment of a Term SOFR Portion on a day other than the last day of the Interest Period therefor as a result of a request by Borrower pursuant to Section 3.6(b);
including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.
Section 3.6Mitigation of Obligations; Replacement of Lenders.
1.1.1.Designation of a Different Lending Office. If any Lender requests compensation under Section 3.1, or requires Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.4, then such Lender shall (at the request of Borrower) use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce
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amounts payable pursuant to Section 3.1 or Section 3.4, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
1.1.61.Replacement of Lenders. If any Lender requests compensation under Section 3.1, or if Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.4 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.6(a), or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then Borrower may, at its sole expense and effort, upon notice to such Lender and Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 12.8), all of its interests, rights (other than its existing rights to payments pursuant to Section 3.1 or Section 3.4) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:
1.1.61.1.Borrower shall have paid to Administrative Agent the assignment fee (if any) specified in Section 12.8;
1.1.61.2.such Lender shall have received payment of an amount equal to the Outstanding Amount of its Loans and L/C Advances, and accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.5) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or Borrower (in the case of all other amounts);
1.1.61.3.in the case of any such assignment resulting from a claim for compensation under Section 3.1 or payments required to be made pursuant to Section 3.4, such assignment will result in a reduction in such compensation or payments thereafter;
1.1.61.4.such assignment does not conflict with applicable law; and
1.1.61.5.in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.
A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling Borrower to require such assignment and delegation cease to apply.
Section 3.7Survival. All of Borrower’s obligations under this Article 3 shall survive termination of the Commitments, repayment of all other Obligations hereunder, and resignation of Administrative Agent.
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SECTION 4.

SECURITY
Section 4.1Collateral. To secure full and complete payment and performance of the Obligations, Borrower shall, and shall cause the other Obligated Parties to, execute and deliver or cause to be executed and delivered all of the Security Documents required by Administrative Agent covering the Collateral. Borrower shall execute, cause to be executed, deliver and cause to be filed or authorize the filing of, in each case, as applicable, such further documents and instruments, including without limitation, UCC financing statements and intellectual property security agreements, as Administrative Agent, in its sole discretion, deems necessary or desirable to create, evidence, preserve, and perfect its liens and security interests in the Collateral and maintain the priority thereof as required by the Loan Documents.
Section 4.2Setoff. If an Event of Default exists, Administrative Agent and each Lender shall have the right to set off against the Obligations under the Loan Documents, at any time and without notice to Borrower, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Administrative Agent or such Lender to Borrower whether or not the Obligations under the Loan Documents are then due; provided that in the event that any Defaulting Lender shall exercise any such right of setoff: (a) all amounts so set off shall be paid over immediately to Administrative Agent for further application in accordance with the provisions of Section 12.22 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of Secured Parties; and (b) such Defaulting Lender shall provide promptly to Administrative Agent a statement describing in reasonable detail the Obligations under the Loan Documents owing to such Defaulting Lender as to which it exercised such right of setoff. Each amount set off shall be paid to Administrative Agent for application to the Obligations under the Loan Documents in the order set forth in Section 10.3. As further security for the Obligations, Borrower hereby grants to Secured Parties a security interest in all money, instruments, and other Property of Borrower now or hereafter held by Administrative Agent or such Lender, including, without limitation, Property held in safekeeping. In addition to Administrative Agent’s and each Lender’s right of setoff and as further security for the Obligations, Borrower hereby grants to Secured Parties a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of Borrower now or hereafter on deposit with or held by Administrative Agent or such Lender and all other sums at any time credited by or owing from Administrative Agent or such Lender to Borrower. The rights and remedies of Administrative Agent and each Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Administrative Agent or such Lender may have.
Section 4.3Authorization to File Financing Statements. Borrower and each other Obligated Party that has granted a security interest in connection herewith authorizes Administrative Agent to complete and file, from time to time, financing statements naming Borrower or such other Obligated Party, as applicable, as debtor.
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SECTION 5.

CONDITIONS PRECEDENT
Section 5.1Initial Extension of Credit. The obligation of Lenders to make an initial Credit Extension hereunder is subject to the following conditions precedent:
1.1.1.Loan Documentation. Administrative Agent shall have received all of the following, each dated (unless otherwise indicated or otherwise specified by Administrative Agent) the Closing Date, in form and substance satisfactory to Administrative Agent:
1.1.61.1.Credit Agreement. Counterparts of this Agreement, duly executed by each Lender and Borrower;
1.1.61.2.Resolutions. Resolutions of the Board of Directors (or other governing body) of Borrower and each other Obligated Party certified by the Secretary or an Assistant Secretary (or a Responsible Officer or other custodian of records) of such Person which authorize the execution, delivery, and performance by such Person of this Agreement and the other Loan Documents to which such Person is or is to be a party;
1.1.61.3.Incumbency Certificate. A certificate of incumbency certified by a Responsible Officer of each Obligated Party certifying the names of the individuals or other Persons authorized to sign this Agreement and each of the other Loan Documents to which Borrower and each other Obligated Party is or is to be a party (including the certificates contemplated herein) on behalf of such Person together with specimen signatures of such individual Persons;
1.1.61.4.Certificate Regarding Consents and Approvals. A certificate of a Responsible Officer of each Obligated Party either (I) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by such Obligated Party and the validity against such Obligated Party of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (II) stating that no such consents, licenses or approvals are so required;
1.1.61.5.Closing Certificate. A certificate signed by a Responsible Officer of the Borrower certifying that the conditions specified in Sections 5.2(b), (c) and (d) have been satisfied;
1.1.61.6.Constituent Documents. The Constituent Documents and all amendments thereto for Borrower and each other Obligated Party that is not a natural person, with the formation documents included in the Constituent Documents being certified as of a date acceptable to Administrative Agent by the appropriate government officials of the state of incorporation or organization of Borrower and each other Obligated Party, and all such Constituent Documents
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being accompanied by certificates that such copies are complete and correct, given by an authorized representative acceptable to Administrative Agent;
1.1.61.7.Governmental Certificates. Certificates of the appropriate government officials of the state of incorporation or organization of Borrower and each other Obligated Party as to the existence and good standing of Borrower and each other Obligated Party, each dated within thirty (30) days prior to the date of the initial Credit Extension;
1.1.61.8.Notes. The Notes executed by Borrower in favor of each Lender requesting Notes;
1.1.61.9.Guaranty. A Guaranty, dated as of the Closing Date, duly executed by each Guarantor;
1.1.61.10.Security Agreement. A Security Agreement, dated as of the Closing Date, executed by Borrower and the other Obligated Parties;
1.1.61.11.[Reserved];
1.1.61.12.Lien Searches. The results of UCC, tax lien and judgment lien searches showing all financing statements and other documents or instruments on file against Borrower and each other Obligated Party in the appropriate filing offices, such search to be as of a date no more than thirty (30) days prior to the date of the initial Credit Extension, and reflecting no Liens against any of the intended Collateral other than Liens being released or assigned to Administrative Agent concurrently with the initial Credit Extension;
1.1.61.13.Opinions of Counsel. A favorable opinion of Norton Rose Fulbright US LLP, legal counsel to Borrower and Guarantors, as to such matters as Administrative Agent may reasonably request, as to such matters as Administrative Agent may reasonably request;
1.1.61.14.Attorneys’ Fees and Expenses. Evidence that the costs and expenses (including reasonable attorneys’ fees) referred to in Section 12.1, to the extent invoiced, shall have been paid in full by Borrower;
1.1.61.15.Perfection. Evidence that all actions, recordings and filings that Administrative Agent may deem necessary or desirable in order to perfect the Liens created under the Security Documents have been taken (including, without limitation, (A) proper financing statements in form appropriate for filing under the Uniform Commercial Code of all jurisdictions that Administrative Agent may deem necessary or desirable, (B) delivery of any certificates and instruments representing any securities constituting Collateral accompanied by undated stock powers or instruments of transfer executed in blank (to the extent not presently in Administrative Agent’s possession), and (C) execution and delivery of account control agreements, in form and substance
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satisfactory to Administrative Agent, with respect to any deposit accounts maintained with any bank or financial institution other than BMO or any Affiliate thereof pursuant to Section 7.12);
1.1.61.16.[Reserved]; and
1.1.61.17.Closing Fees. Evidence that any other fees due on or before the Closing Date have been paid.
1.1.62.Diligence.
1.1.62.1.Due Diligence. Administrative Agent shall have completed a due diligence investigation of Borrower and its Subsidiaries in scope, and with results, satisfactory to Administrative Agent, and shall have been given such access to the management, records, books of account, contracts, customer and supplier arrangements, and properties of Borrower and its Subsidiaries and shall have received such financial, business and other information regarding each of the foregoing Persons and businesses as it shall have requested. Administrative Agent shall have completed background checks on certain members of management, the results of which are reasonably satisfactory to Administrative Agent; and
1.1.62.2.“Know your customer;” Beneficial Ownership; Etc. (A) Upon the reasonable request of any Lender, Borrower shall have provided to Administrative Agent for distribution to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, in each case at least five (5) days prior to the Closing Date and (B) at least three (3) days prior to the Closing Date, any Obligated Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Obligated Party.
1.1.63.No Material Adverse Event. Since December 31, 2022, there shall not have occurred any event, condition or state of facts which could reasonably be expected to result in a Material Adverse Event.
1.1.64.Insurance. Administrative Agent shall have received evidence of the insurance required by Section 7.5, including, for the avoidance of doubt, endorsements to each insurance policy covering Collateral naming Administrative Agent as loss payee and each insurance policy covering liabilities naming Administrative Agent as additional insured.
1.1.65.Treasury Management Services. Borrower and its Subsidiaries shall be in compliance with Section 7.12.
1.1.66.[Reserved].
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1.1.67.Other. Administrative Agent and the Lenders shall have received such other documents, instruments, agreements and information as reasonably requested by Administrative Agent or any Lender, including, but not limited to, information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, environmental matters, material contracts, debt agreements, property ownership, contingent liabilities and management of the Obligated Parties and their respective Subsidiaries.
For purposes of determining compliance with the conditions set forth in this Section 5.1, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or be satisfied with, each document or other matter required thereunder to be consented to or approved by or be acceptable or satisfactory to a Lender unless Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.
Section 5.2All Extensions of Credit. The obligation of Lenders to make any Credit Extension hereunder (including the initial Credit Extension) is subject to the following additional conditions precedent:
1.1.1.Request for Credit Extension. Administrative Agent shall have received in accordance with this Agreement, as the case may be, a Revolving Credit Borrowing Request, Letter of Credit Application or Swing Line Loan Request, as applicable, pursuant to Administrative Agent’s requirements and executed by a Responsible Officer of Borrower;
1.1.68.No Default. No Default shall have occurred and be continuing, or would result from or after giving effect to such Credit Extension;
1.1.69.No Material Adverse Event. No Material Adverse Event shall have occurred and no circumstance shall exist that could be a Material Adverse Event;
1.1.70.Representations and Warranties. All of the representations and warranties contained in Article 6 and in the other Loan Documents shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct on and as of the date of such Borrowing, and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects, in each case with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in the case of such representations and warranties that are subject to a materiality qualification, in all respects) as of such earlier date, and except that for purposes of this Section 5.2, the representations and warranties contained in Section 6.2 shall be deemed to refer to the most recent statements furnished pursuant to Section 7.1(a) and (b), respectively;
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1.1.71.Incremental Term Loan Conditions. With respect to any request for a Credit Extension under the Incremental Term Loan Commitments,
1.1.71.1.not less than eight (8) Business Days before the date of the proposed Credit Extension, Borrower shall have delivered to Administrative Agent the following documents and information concerning the Acquisition to be financed with the proceeds of such Credit Extension: (A) drafts of each material document, instrument and agreement to be executed in connection with such Acquisition, (B) an acquisition summary with respect to the Person and/or business or division to be acquired, such summary to include a reasonably detailed description thereof (including financial information) and operating results (including financial statements for the most recent 12-month period for which they are available and as otherwise applicable), the terms and conditions, including economic terms, of the proposed Acquisition, a reasonably detailed sources and uses statement with respect to such Acquisition and Borrower’s calculation of EBITDA (calculated after giving Pro Forma Effect to such Acquisition) relating thereto, and (C) such other documents or information as the Administrative Agent shall have reasonably requested with respect to such Acquisition, including, without limitation, (x) the full name and jurisdiction of organization of any new Subsidiary created or acquired for the purpose of effecting such Acquisition, (y) copies of historical and projected pro forma financial statements of the entity or line of business to be acquired in connection with such Acquisition, and (z) a detailed description of assets to be acquired in connection with such Acquisition;
1.1.71.2.immediately after giving effect to such Credit Extension and the Acquisition to by financed with the proceeds thereof, (A) Borrower shall be in Pro Forma Compliance with Section 9.2; and (B) the Leverage Ratio (calculated on a Pro Forma Basis) shall not exceed then applicable maximum Leverage Ratio as set forth in Section 9.1 minus 0.25;
1.1.71.3.not less than three (3) Business Days before the proposed date of such Credit Extension, Administrative Agent shall have received a certificate of Borrower executed on its behalf by a Responsible Officer of Borrower, demonstrating in reasonable detail compliance with the foregoing clause (ii), and Administrative Agent shall not have objected in writing to Borrower’s certificate delivered pursuant to this clause (iii); provided that Administrative Agent will not make any such objection unless it has a good faith basis for believing that Borrower’s pro forma calculations are not reasonable, and that as a result thereof, Borrower will not be in Pro Forma Compliance with the financial covenants as set forth in clause (ii) following such proposed Acquisition; and
1.1.71.4.the Acquisition proposed by Borrower to be financed with the proceeds of such Credit Extension shall be consummated in compliance with the requirements of Section 8.5(e); and
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1.1.72.Delayed Draw Term Loan Conditions. With respect to any request for a Credit Extension under the Delayed Draw Term Loan Commitments (a “Proposed DDTL”), Administrative Agent shall have received a written certification from Borrower certifying that (i) the amount of the Proposed DDTL is equal to the amount of the Arroyo Earnout then owing under the Arroyo Acquisition Agreement, and (ii) the proceeds of such Proposed DDTL will be used exclusively to pay the Arroyo Earnout.
1.1.73.Availability. After giving effect to any requested Credit Extension, (i) the total Revolving Credit Exposure of the Revolving Credit Lenders shall not exceed the aggregate Revolving Credit Commitments of the Revolving Credit Lenders in effect as of the date of such Credit Extension and (ii) the Term Loan Commitment shall not be less than $0.
Each Credit Extension hereunder shall be deemed to be a representation and warranty by Borrower that the conditions specified in this Section 5.2 have been satisfied on and as of the date of the applicable Credit Extension.
Section 5.3Credit Extensions in Respect of MIRE Event. Notwithstanding the foregoing, no MIRE Event may be closed until the date that is (a) if there are no Mortgaged Properties in a flood zone, five (5) Business Days or (b) if there are any Mortgaged Properties in a flood zone, thirty (30) days (in each case, the “Notice Period”), after Administrative Agent has delivered to Lenders the following documents in respect of such Mortgaged Property: (i) a completed flood hazard determination from a third party vendor; (ii) if such Mortgaged Property is located in a “special flood hazard area”, (A) a notification to the applicable Obligated Party of that fact and (if applicable) notification to the applicable Obligated Party that flood insurance coverage is not available and (B) evidence of the receipt by the applicable Obligated Party of such notice; and (iii) evidence of required flood insurance in compliance with the applicable regulations of the Board of Governors of the Federal Reserve System; provided that any such MIRE Event may be closed prior to the Notice Period if the Administrative Agent shall have received confirmation from each applicable Lender that such Lender has completed any necessary flood insurance due diligence to its reasonable satisfaction.
SECTION 6.

REPRESENTATIONS AND WARRANTIES
To induce Administrative Agent and Lenders to enter into this Agreement, and to make Credit Extensions hereunder, Borrower represents and warrants to Administrative Agent and Lenders that:
Section 6.1Entity Existence. Each of Borrower and its Subsidiaries (a) is duly incorporated or organized, as the case may be, validly existing, and in good standing under the Laws of the jurisdiction of its incorporation or organization; (b) has all requisite power and authority to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify could result in a Material Adverse
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Event. Each of Borrower and the other Obligated Parties has the power and authority to execute, deliver, and perform its obligations under this Agreement and the other Loan Documents to which it is or may become a party.
Section 6.2Financial Statements; Etc. Borrower has delivered to Administrative Agent audited financial statements of Borrower and its Subsidiaries as at and for the fiscal year ended December 31, 2022 and unaudited financial statements of Borrower and its Subsidiaries as at and for each fiscal quarter ended thereafter through and including the fiscal quarter ended December 31, 2023. Such financial statements are true and correct in all material respects, have been prepared in accordance with GAAP, and fairly and accurately present, on a consolidated basis, the financial condition of Borrower and its Subsidiaries as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. Neither Borrower nor any of its Subsidiaries has any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments, unrealized or anticipated losses from any unfavorable commitments except as referred to or reflected in such financial statements. No Material Adverse Event has occurred since the effective date of the audited financial statements referred to in this Section 6.2. All projections delivered by Borrower to Administrative Agent and Lenders have been prepared in good faith, with care and diligence and using assumptions that are reasonable under the circumstances at the time such projections were prepared and delivered to Administrative Agent and Lenders and all such assumptions are disclosed in the projections. Other than the Debt listed on Schedule 8.1 and Debt otherwise permitted by Section 8.1, Borrower and each Subsidiary have no Debt.
Section 6.3Action; No Breach. The execution, delivery, and performance by each of Borrower and each other Obligated Party of this Agreement and the other Loan Documents to which such Person is or may become a party and compliance with the terms and provisions hereof and thereof have been duly authorized by all requisite action on the part of such Person and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the Constituent Documents of such Person, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any agreement or instrument to which such Person is a party or by which it or any of its Properties is bound or subject which could result in a Material Adverse Event, or (b) constitute a default under any such agreement or instrument which could result in a Material Adverse Event, or result in the creation or imposition of any Lien upon any of the revenues or assets of such Person.
Section 6.4Operation of Business. Each of Borrower and its Subsidiaries possesses all licenses, permits, consents, authorizations, franchises, patents, copyrights, trademarks, and trade names, or rights thereto, necessary to conduct its respective businesses substantially as now conducted and as presently proposed to be conducted, and neither Borrower nor any of its Subsidiaries is in violation of any valid rights of others with respect to any of the foregoing which could result in a Material Adverse Event.
Section 6.5Litigation and Judgments. Except as specifically disclosed in Schedule 6.5 as of the Closing Date, there is no action, suit, investigation, or proceeding before or by any Governmental Authority or arbitrator pending, or to the knowledge of Borrower, threatened against or affecting Borrower, any of its Subsidiaries, or any other Obligated Party
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that could, if adversely determined, result in a Material Adverse Event. There are no outstanding judgments against Borrower, any of its Subsidiaries, or any other Obligated Party.
Section 6.6Rights in Properties; Liens.
1.1.1.Each of Borrower and its Subsidiaries has good and indefeasible title to or valid leasehold interests in its respective Properties, including the Properties reflected in the financial statements described in Section 6.2, and none of the Properties of Borrower or any of its Subsidiaries is subject to any Lien, except Permitted Liens.
1.1.74.Schedule 6.6(b) sets forth a complete and accurate list of all real estate Leases under which Borrower or any of its Subsidiaries is the lessee on the Closing Date, showing as of such date the street address, county or other relevant jurisdiction, state, lessor, lessee, expiration date and annual rental cost thereof. Each such Lease is the legal, valid and binding obligation of the lessor thereof, enforceable in accordance with its terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other applicable Laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.
Section 6.7Enforceability. This Agreement constitutes, and the other Loan Documents to which Borrower or any other Obligated Party is a party, when delivered, shall constitute legal, valid, and binding obligations of such Person, enforceable against such Person in accordance with their respective terms, except as limited by Debtor Relief Laws.
Section 6.8Approvals. No authorization, approval, or consent of, and no filing or registration with, any Governmental Authority or third party is or will be necessary for the execution, delivery, or performance by Borrower or any other Obligated Party of this Agreement and the other Loan Documents to which such Person is or may become a party or the validity or enforceability thereof.
Section 6.9Taxes. Each of Borrower and its Subsidiaries has filed all material tax returns (federal, state, and local) required to be filed, including all material income, franchise, employment, Property, and sales tax returns, and has paid all of their respective liabilities for taxes, assessments, governmental charges, and other levies that are due and payable, other than taxes the payment of which is being contested in good faith and by appropriate proceedings and reserves for the payment of which are being maintained in accordance with GAAP. Borrower knows of no pending investigation of Borrower or any of its Subsidiaries by any taxing authority or of any pending but unassessed tax liability of Borrower or any of its Subsidiaries. Neither Borrower nor any Subsidiary thereof is party to any tax sharing agreement.
Section 6.10Use of Proceeds; Margin Securities. The proceeds of the Revolving Credit Borrowings shall be used by Borrower for working capital in the ordinary course of business, to pay costs and fees associated with the Transaction, and for other general corporate purposes including Acquisitions permitted pursuant to Section 8.5(e). The proceeds of the Term Loans shall be used as provided in Section 8.20. Neither Borrower nor any of its Subsidiaries is
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engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U, or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.
Section 6.11ERISA. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the knowledge of Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification. No application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan. There are no pending or, to the knowledge of Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan. There has been no Prohibited Transaction or violation of the fiduciary responsibility rules with respect to any Plan. No ERISA Event has occurred or is reasonably expected to occur. No Plan has any Unfunded Pension Liability. No Obligated Party or ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Plan (other than premiums due and not delinquent under Section 4007 of ERISA). No Obligated Party or ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan. No Obligated Party or ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.
Section 6.12Disclosure. No statement, information, report, representation, or warranty made by Borrower or any other Obligated Party in this Agreement or in any other Loan Document or furnished to Administrative Agent or any Lender in connection with this Agreement or any of the transactions contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to Borrower which is a Material Adverse Event, or which Borrower reasonably believes might in the future be a Material Adverse Event that has not been disclosed in writing to Administrative Agent and each Lender.
Section 6.13Subsidiaries. Borrower has no Subsidiaries other than those listed on Schedule 6.13 (and those Subsidiaries formed or acquired after the Closing Date in compliance with Section 7.13), and Schedule 6.13 sets forth, as of the Closing Date, the jurisdiction of incorporation or organization of each such Subsidiary and the percentage of Borrower’s ownership interest in such Subsidiary. All of the outstanding capital stock or other equity interests of each Subsidiary described on Schedule 6.13 has been validly issued, is fully paid, and is nonassessable. Except as set forth on Schedule 6.13 or as created by the Loan Documents, there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments of any nature relating to any equity interests of Borrower or any Subsidiary.
Section 6.14Agreements. Neither Borrower nor any of its Subsidiaries is a party to any indenture, loan, or credit agreement, or to any lease or other agreement or instrument, or subject to any charter or corporate or other organizational restriction, in each case which could
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result in a Material Adverse Event. Neither Borrower nor any of its Subsidiaries is in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument material to its business to which it is a party which could result in a Material Adverse Event.
Section 6.15Compliance with Laws. Neither Borrower nor any of its Subsidiaries is in violation in any material respect of any law, rule, regulation, order, or decree of any Governmental Authority or arbitrator.
Section 6.16Inventory. All inventory of Borrower and its Subsidiaries has been and will hereafter be produced in material compliance with all applicable Laws, rules, regulations, and governmental standards, including, without limitation, the minimum wage and overtime provisions of the Fair Labor Standards Act (29 U.S.C. §§ 201-219).
Section 6.17Regulated Entities. Neither Borrower nor any of its Subsidiaries is (a) an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940 or (b) subject to regulation under any other federal or state statute, rule or regulation limiting its ability to incur Debt, pledge its assets or perform its obligations under the Loan Documents.
Section 6.18Environmental Matters.
1.1.1.Each of Borrower and its Subsidiaries, and all of its respective Properties, assets, and operations are in material compliance with all Environmental Laws. Borrower is not aware of, nor has Borrower received notice of, any past, present, or future conditions, events, activities, practices, or incidents which may interfere with or prevent the compliance or continued compliance in all material respects of Borrower and its Subsidiaries with all Environmental Laws;
1.1.75.Each of Borrower and its Subsidiaries has obtained all material permits, licenses, and authorizations that are required under applicable Environmental Laws, and all such permits are in good standing and Borrower and its Subsidiaries are in compliance with all of the terms and conditions of such permits;
1.1.76.No Hazardous Materials exist on, about, or within or have been used, generated, stored, transported, disposed of on, or released from any of the Properties or assets of Borrower or any of its Subsidiaries. The use which Borrower and its Subsidiaries make and intend to make of their respective Properties and assets will not result in the use, generation, storage, transportation, accumulation, disposal, or Release of any Hazardous Material on, in, or from any of their Properties or assets;
1.1.77.Neither Borrower nor any of its Subsidiaries nor any of their respective currently or previously owned or leased Properties or operations is subject to any outstanding or threatened order from or agreement with any Governmental Authority or other Person or subject to any judicial or docketed administrative proceeding with respect to (i) failure to comply with Environmental Laws, (ii) Remedial Action, or (iii) any Environmental Liabilities arising from a Release or threatened Release;
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1.1.78.There are no conditions or circumstances associated with the currently or previously owned or leased Properties or operations of Borrower or any of its Subsidiaries that could reasonably be expected to give rise to any Environmental Liabilities;
1.1.79.Neither Borrower nor any of its Subsidiaries is a treatment, storage, or disposal facility requiring a permit under the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq., regulations thereunder or any comparable provision of state law. Borrower and its Subsidiaries are in material compliance with all applicable financial responsibility requirements of all Environmental Laws;
1.1.80.Neither Borrower nor any of its Subsidiaries has filed or failed to file any notice required under applicable Environmental Law reporting a Release; and
1.1.81.No Lien arising under any Environmental Law has attached to any property or revenues of Borrower or any of its Subsidiaries.
Section 6.19Intellectual Property. As of the Closing Date, all material Intellectual Property owned or used by Borrower and its Subsidiaries is listed, together with application or registration numbers, where applicable, in Schedule 6.19. Each Person identified on Schedule 6.19 owns, or is licensed to use, all Intellectual Property necessary to conduct its business as currently conducted except for such Intellectual Property the failure of which to own or license could result in a Material Adverse Event. Each Person identified on Schedule 6.19 will maintain the patenting and registration of all material Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office, or other appropriate Governmental Authority, and each Person identified on Schedule 6.19 will promptly, but in any event within ten (10) Business Days following its acquisition thereof, patent or register, as the case may be, all new material Intellectual Property and notify Administrative Agent in writing five (5) Business Days prior to filing any such new patent or registration.
Section 6.20Foreign Assets Control Regulations and Anti-Money Laundering. Each Obligated Party and each Subsidiary of each Obligated Party is and will remain in compliance in all material respects with all United States economic sanctions Laws, Executive Orders and implementing regulations as promulgated by OFAC, and all applicable anti-money laundering and counter-terrorism financing provisions of the Bank Secrecy Act and all regulations issued pursuant to it. No Obligated Party and no Subsidiary or Affiliate of any Obligated Party (a) is a Person designated by the United States government on the list of the Specially Designated Nationals and Blocked Persons (the “SDN List”) with which a United States Person cannot deal with or otherwise engage in business transactions, (b) is a Person who is otherwise the target of United States economic sanction Laws such that a United States Person cannot deal or otherwise engage in business transactions with such Person, or (c) is controlled by (including without limitation by virtue of such person being a director or owning voting shares or interests), or acts, directly or indirectly, for or on behalf of, any person or entity on the SDN List or a foreign government that is the target of United States economic sanctions prohibitions such that the entry into, or performance under, this Agreement or any other Loan Document would be prohibited under United States law.
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Section 6.21Patriot Act. The Obligated Parties, each of their Subsidiaries, and each of their Affiliates are in compliance with (a) the Trading with the Enemy Act, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B Chapter V, as amended), and all other enabling legislation or executive order relating thereto, (b) the Patriot Act, and (c) all other federal or state Laws relating to “know your customer” and anti-money laundering rules and regulations. No part of the proceeds of any Loan will be used directly or indirectly for any payments to any government official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977.
Section 6.22Insurance. The properties of Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of Borrower, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where Borrower or the applicable Subsidiary operates.
Section 6.23Solvency. Borrower and the Obligated Parties on a consolidated basis are Solvent and have not entered into any transaction with the intent to hinder, delay or defraud a creditor.
Section 6.24Security Documents. The provisions of the Security Documents are effective to create in favor of Administrative Agent for the benefit of the Secured Parties a legal, valid and enforceable Lien (subject to Permitted Liens) on all right, title and interest of the respective Obligated Parties party thereto in the Collateral. Except for filings completed prior to the Closing Date and as contemplated hereby and by the Security Documents, no filing or other action will be necessary to perfect such Liens in Collateral.
Section 6.25Businesses. The Borrower is presently engaged directly or through its Subsidiaries in the temporary staffing industry supplying temporary workers to a variety of customers across a diverse set of industries, including, without limitation, pursuant to (a) temporary staffing to permanent hiring arrangements, (b) permanent hiring to direct hire arrangements and (c) so-called “payrolling” arrangements.
Section 6.26Labor Matters. There are no labor controversies pending, or to the best knowledge of Borrower, threatened against Borrower or any of its Subsidiaries which could result in a Material Adverse Event.
Section 6.27Brokers. No broker or finder brought about the obtaining, making or closing of the Loans or Transactions, and no Obligated Party or Affiliate thereof has any obligation to any Person in respect of any finder’s or brokerage fees in connection therewith.
Section 6.28Sanctions. None of (a) Borrower, any Subsidiary or, to the knowledge of Borrower, any of their respective directors, officers, employees or affiliates or (b) to the knowledge of Borrower, any agent or representative of Borrower or any Subsidiary that will act
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in any capacity in connection with or benefit from any Credit Extension is a Sanctioned Person or currently the subject or target of any Sanctions.
Section 6.29Anti-Corruption Laws. Borrower and its Subsidiaries have conducted their business in compliance with all Anti-Corruption Laws and have instituted and maintained policies and procedures to promote and achieve compliance with such Anti-Corruption Laws.
Section 6.30EEA Financial Institutions. No Obligated Party is an EEA Financial Institution.
Section 6.31Beneficial Ownership Certificate. As of the Closing Date, the information included in any Beneficial Ownership Certification delivered to any Lender on or before the Closing Date, if applicable, is true and correct in all respects.
Section 6.32No Default. No Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.
SECTION 7.

AFFIRMATIVE COVENANTS
Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Letter of Credit shall remain outstanding or any Lender has any Commitment hereunder:
Section 7.1Reporting Requirements. Borrower will furnish to Administrative Agent (with copies for each Lender):
1.1.1.Borrower Annual Financial Statements. As soon as available, but in any event within ninety (90) days after the end of each fiscal year of Borrower, a consolidated balance sheet of Borrower and its Subsidiaries as of the end of such fiscal year, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, such consolidated statements to be audited and certified by Whitley Penn LLP, or other independent certified public accountants of recognized standing reasonably acceptable to Administrative Agent, to the effect that such report has been prepared in accordance with GAAP and containing no material qualifications or limitations on scope.
1.1.82.Quarterly Financial Statements. As soon as available, and in any event within forty-five (45) days after the last day of each fiscal quarter of Borrower (other than the fourth fiscal quarter of any fiscal year of Borrower), commencing with the fiscal quarter of Borrower ending March 31, 2024, a copy of an unaudited financial report of Borrower and its Subsidiaries as of the end of such fiscal quarter and for the portion of the fiscal year then ended, containing, on a consolidated basis, balance sheets and statements of income, retained earnings, and cash flow, all in reasonable detail certified
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by a Responsible Officer of Borrower to have been prepared in accordance with GAAP and to fairly and accurately present (subject to year-end audit adjustments) the financial condition and results of operations of Borrower and its Subsidiaries, on a consolidated basis, as of the dates and for the periods indicated therein;
~~(c) [Reserved];~~
1.1.1.Monthly Financial Statements. As soon as available, and in any event within thirty (30) days after the last day of each month, commencing with the month ending November 30, 2024, a copy of an unaudited financial report of Borrower and its Subsidiaries as of the end of such month and for the portion of the fiscal year then ended, containing, on a consolidated basis, balance sheets and statements of income, retained earnings, and cash flow, all in reasonable detail certified by a Responsible Officer of Borrower to have been prepared in accordance with GAAP and to fairly and accurately present (subject to year-end audit adjustments) the financial condition and results of operations of Borrower and its Subsidiaries, on a consolidated basis, as of the dates and for the periods indicated therein;
1.1.83.Compliance Certificate. Concurrently with the delivery of each of the financial statements referred to in Sections 7.1(a) and (b), a Compliance Certificate (i) stating that to the best of the knowledge of the chief financial officer of Borrower executing same, no Default has occurred and is continuing, or if a Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto, (ii) showing in reasonable detail the calculations demonstrating compliance with the covenants set forth in Article 9 and (iii) containing such other certifications set forth therein. For any financial statements delivered electronically by the chief financial officer of Borrower in satisfaction of the reporting requirements set forth in clause (a) or (b) preceding that are not accompanied by the required Compliance Certificate, the chief financial officer of Borrower shall nevertheless be deemed to have certified the factual matters described in this clause (d) with respect to such financial statements; provided, however, that such deemed certificate shall not excuse or be construed as a waiver of Borrower’s obligation to deliver the required Compliance Certificate.
1.1.84.Projections. As soon as available, but in any event within forty-five (45) days after the end of each fiscal year of Borrower, forecasts prepared by management of Borrower, in form and substance reasonably satisfactory to Administrative Agent, of consolidated balance sheets of income or operations and cash flows of Borrower and its Subsidiaries on a monthly basis for the immediately following fiscal year.
1.1.85.Management Letters. Promptly upon receipt thereof, a copy of any management letter or written report submitted to Borrower or any of its Subsidiaries by independent certified public accountants with respect to the business, condition (financial or otherwise), operations, prospects, or Properties of Borrower or any of its Subsidiaries;
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1.1.86.Notice of Litigation. Promptly after the commencement thereof, notice of all actions, suits, and proceedings before any Governmental Authority or arbitrator affecting Borrower or any of its Subsidiaries which, if determined adversely to Borrower or such Subsidiary, could reasonably be expected to be a Material Adverse Event;
1.1.87.Notice of Default. As soon as possible and in any event within five days after the occurrence of any Default, a written notice setting forth the details of such Default and the action that Borrower has taken and proposes to take with respect thereto;
1.1.88.ERISA Reports. Promptly after the receipt thereof, copies of all notices which any Borrower or ERISA Affiliate receives from the PBGC, the IRS, or the U.S. Department of Labor under ERISA; as soon as possible and in any event within five (5) days after Borrower or any ERISA Affiliate knows or has reason to know that any ERISA Event or Prohibited Transaction has occurred with respect to any Plan, a certificate of the chief financial officer of Borrower setting forth the details as to such ERISA Event or Prohibited Transaction and the action that Borrower proposes to take with respect thereto; annually, copies of the notice described in Section 101(f) of ERISA that Borrower or ERISA Affiliate receives with respect to a Plan or Multiemployer Plan;
1.1.89.Change of Control. As soon as possible and in any event within five (5) days after the occurrence thereof, written notice of any Change of Control.
1.1.90.Reports to Other Creditors. Promptly after the furnishing thereof, copies of any material statement or report furnished to any other party pursuant to the terms of any indenture, loan, or credit or similar agreement and not otherwise required to be furnished to Administrative Agent pursuant to any other clause of this Section 7.1;
1.1.91.Notice of Material Adverse Event. As soon as possible and in any event within five (5) days after the occurrence thereof, written notice of any event or circumstance that could reasonably be expected to result in a Material Adverse Event;
1.1.92.Publicly Filed Materials. Promptly after the filing of any documents by Borrower with the U.S. Securities Exchange Commission, written notice of such filing and confirmation that such documents have been made available on Borrower’s website;
1.1.93.~~[Reserved]; and~~Material Notices. (i) As soon as possible and in any event within five (5) days prior to the consummation thereof, written notice of any planned material divestitures or asset sales and (ii) as soon as possible and in any event within five (5) days after the occurrence thereof, written notice of any cancellation or material delay of any planned material divestitures or asset sales; and
1.1.94.General Information. Promptly, such other information concerning Borrower, any of its Subsidiaries, or any other Obligated Party as Administrative Agent, or any Lender through Administrative Agent, may from time to time reasonably request.
All representations and warranties set forth in the Loan Documents with respect to any financial information concerning Borrower or any Guarantor shall apply to all financial information
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delivered to Lender by Borrower, such Guarantor, or any Person purporting to be a Responsible Officer of Borrower or such Guarantor or other representative of Borrower or such Guarantor regardless of the method of such transmission to Lender or whether or not signed by Borrower, such Guarantor, or such Responsible Officer or other representative, as applicable.
Section 7.2Maintenance of Existence; Conduct of Business. Borrower shall, and shall cause each of its Subsidiaries to, preserve and maintain its existence and all of its leases, privileges, licenses, permits, franchises, qualifications, and rights that are necessary or desirable in the ordinary conduct of its business, except to the extent a failure to so preserve and maintain could not result in a Material Adverse Event. Borrower shall, and shall cause each of its Subsidiaries to, conduct its business in an orderly and efficient manner in accordance with good business practices.
Section 7.3Maintenance of Properties. Borrower shall, and shall cause each of its Subsidiaries to, maintain, keep, and preserve all of its Properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition, except to the extent failure to do so could not reasonably be expected to result in a Material Adverse Event.
Section 7.4Taxes and Claims. Borrower shall, and shall cause each of its Subsidiaries to, pay or discharge at or before maturity or before becoming delinquent (a) all taxes, levies, assessments, and governmental charges imposed on it or its income or profits or any of its Property, and (b) all lawful claims for labor, material, and supplies, which, if unpaid, might become a Lien upon any of its Property; provided, however, that neither Borrower nor any of its Subsidiaries shall be required to pay or discharge any tax, levy, assessment, or governmental charge which is being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves in accordance with GAAP have been established.
Section 7.5Insurance.
1.1.1.Borrower shall, and shall cause each of its Subsidiaries to, maintain insurance with financially sound and reputable insurance companies in such amounts and covering such risks as is usually carried by corporations engaged in similar businesses and owning similar Properties in the same general areas in which Borrower and its Subsidiaries operate, including without limitation, to the extent any Mortgaged Property is located in a “special flood hazard area”, flood insurance, which flood insurance shall be acceptable to the Lenders; provided that in any event Borrower will maintain and cause each of its Subsidiaries to maintain property insurance and comprehensive general liability insurance reasonably satisfactory to Administrative Agent. Each insurance policy covering Collateral shall name Administrative Agent as loss payee and each insurance policy covering liabilities shall name Administrative Agent as additional insured, and each such insurance policy shall provide that such policy will not be cancelled or reduced without 30 days prior written notice to Administrative Agent.
1.1.95.If Required Lenders agree in writing, in their reasonable discretion, then Borrower may apply the net proceeds of a casualty or condemnation (each a “Loss”) to the repair,
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restoration, or replacement of the assets suffering such Loss, so long as (i) such repair, restoration, or replacement is completed within one hundred eighty (180) days after the date of such Loss (or such longer period of time agreed to in writing by Required Lenders), (ii) while such repair, restoration, or replacement is underway, all of such net proceeds are on deposit with Administrative Agent in a separate deposit account over which Administrative Agent has exclusive control, and (iii) such Loss did not cause an Event of Default. If an Event of Default occurs pursuant to which Administrative Agent exercises its rights to accelerate the Obligations under the Loan Documents as provided in Section 10.2 or such repair, restoration, or replacement is not completed within one hundred eighty (180) days of the date of such Loss (or such longer period of time agreed to in writing by Required Lenders), then Administrative Agent may immediately and without notice to any Person apply all of such net proceeds to such Obligations, regardless of any other prior agreement regarding the disposition of such net proceeds.
Section 7.6Inspection Rights. At any reasonable time and from time to time, Borrower shall, and shall cause each of its Subsidiaries to, (a) permit representatives of Administrative Agent or any Lender to examine, inspect, review, evaluate and make physical verifications and appraisals of the inventory and other Collateral and conduct field exams (which are anticipated to be annual, but which may be conducted more often at the discretion of Administrative Agent), including without limitation to conduct a field exam within ninety (90) days of the Closing Date, in any manner and through any medium that Administrative Agent or such Lender considers advisable, (b) to examine, copy, and make extracts from its books and records, (c) to visit and inspect its Properties, and (d) to discuss its business, operations, and financial condition with its officers, employees, and independent certified public accountants, in each instance, at Borrower’s expense.
Section 7.7Keeping Books and Records. Borrower shall, and shall cause each of its Subsidiaries to, maintain proper books of record and account in which full, true, and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities.
Section 7.8Compliance with Laws. Borrower shall, and shall cause each of its Subsidiaries to, comply in all material respects with all applicable Laws and decrees of any Governmental Authority or arbitrator, except to the extent that a failure to so comply could not reasonably be expected to result in a Material Adverse Event.
Section 7.9Compliance with Agreements. Borrower shall, and shall cause each of its Subsidiaries to, comply in all material respects with all agreements, contracts, and instruments binding on it or affecting its Properties or business, except to the extent a failure to so comply could not result in a Material Adverse Event.
Section 7.10Further Assurances. Borrower shall, and shall cause each of its Subsidiaries and each other Obligated Party to, execute and deliver such further agreements and instruments and take such further action as may be reasonably requested by Administrative Agent or any Lender to carry out the provisions and purposes of this Agreement and the other
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Loan Documents and to create, preserve, and perfect the Liens of Administrative Agent in the Collateral.
Section 7.11ERISA. Borrower shall, and shall cause each of its Subsidiaries to, comply with all minimum funding requirements, and all other material requirements, of ERISA, if applicable, so as not to give rise to any liability thereunder.
Section 7.12Depository Relationship. Borrower shall, and shall cause each of its Subsidiaries to, use BMO or Bank of Montreal as its principal depository bank and Borrower shall, and shall cause each of its Subsidiaries to, maintain BMO or Bank of Montreal as its principal depository bank, including for the maintenance of business, cash management, operating and administrative deposit accounts; provided that, notwithstanding the foregoing, Borrower and its Subsidiaries shall be permitted to maintain deposit accounts with banks other than BMO or Bank of Montreal (each such account, a “Permitted Account”) in each city or town in which (a) Borrower or one or more of its Subsidiaries regularly pay the wages of employees residing in such city or town, (b) the applicable Laws of such state require that checks issued by employers in payment of employee wages in such state be payable in cash without discount at an established place of business in such state, and (c) neither BMO nor Bank of Montreal nor any Affiliate thereof maintains retail banking branches in such city or town; provided, further, that within thirty (30) days after the Closing Date (or ten (10) Business Days after the opening of any Permitted Account after the Closing Date), Borrower shall, and shall cause any applicable Subsidiary to, deliver to Administrative Agent an account control agreement with respect to each Permitted Account in form and substance satisfactory to Administrative Agent in its reasonable discretion.
Section 7.13Additional Guarantors.
1.1.1.Borrower shall notify Administrative Agent at the time that any Person becomes a Subsidiary, and promptly thereafter (and any event within twenty (20) days), except with respect to any Foreign Subsidiary (other than a Foreign Subsidiary required to comply with this clause (a) pursuant to clause (b)(i) below), (i) execute and deliver to Administrative Agent all Security Documents, stock certificates, stock powers and other agreements and instruments as may be reasonably requested by Administrative Agent to ensure that Administrative Agent has a perfected security interest in all ownership interests held by any Obligated Party in such Subsidiary, and (ii) cause such Person to (a) become a Guarantor by executing and delivering to Administrative Agent a Guaranty, (b) execute and deliver all Security Documents requested by Administrative Agent pledging to Administrative Agent for the benefit of the Secured Parties all of its Property (subject to such exceptions as Administrative Agent may permit or as otherwise allowed by this Agreement) and take all actions reasonably required by Administrative Agent to grant to Administrative Agent for the benefit of Secured Parties a perfected first priority security interest in such property, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be reasonably requested by Administrative Agent, (c) with respect to each real property owned in fee simple by such Subsidiary: (i) the Mortgage and evidence of the proper recordation of each such Mortgage (or the delivery of any such Mortgage to the applicable title insurance company for recordation, on or immediately after the date of such delivery to such company) in the appropriate filing office, and (ii) the Owned Real Estate
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Support Documents with respect to such real property; and (d) deliver to Administrative Agent such other documents and instruments as Administrative Agent may require, including appropriate favorable opinions of counsel to such Person in form, content and scope reasonably satisfactory to Administrative Agent. Notwithstanding the foregoing, Administrative Agent shall not enter into any Mortgage acquired by any Obligated Party after the Closing Date until the date that is (a) if such Mortgaged Property relates to a property not located in a flood zone, five (5) Business Days or (b) if such Mortgaged Property relates to a property located in a flood zone, thirty (30) days, after Administrative Agent has delivered to the Lenders the following documents in respect of such Mortgaged Property: (i) a completed flood hazard determination from a third party vendor; (ii) if such Mortgaged Property is located in a “special flood hazard area”, (A) a notification to the applicable Obligated Party of that fact and (if applicable) notification to the applicable Obligated Party that flood insurance coverage is not available and (B) evidence of the receipt by the applicable Obligated Party of such notice; (iii) evidence of required flood insurance in compliance with the applicable regulations of the Board of Governors of the Federal Reserve System; provided that in no event shall the Administrative Agent enter into any Mortgage under this Section 7.13(a) until the Administrative Agent shall have received confirmation from each Lender that such Lender has completed any necessary flood insurance due diligence to its reasonable satisfaction.
1.1.96.Not later than ninety (90) days after the consummation of any Approved Foreign Acquisition (or such later date as Administrative Agent may agree in at its sole option), at the reasonable request of Administrative Agent, Borrower and its Subsidiaries shall have either (i) complied with clause (a) above with respect to one or more of the Foreign Subsidiaries acquired in such Approved Foreign Acquisition (as reasonably requested by Administrative Agent) or (ii) (x) granted to Administrative Agent a perfected security interest in 66% of the voting stock and 100% of the non-voting stock of each Foreign Subsidiary acquired in such Approved Foreign Acquisition and (y) delivered to Administrative Agent such other documents and instruments as Administrative Agent may have reasonably required in connection therewith.
Section 7.14Anti-Corruption Laws and Sanctions.
1.1.1.Borrower will not request any Credit Extension, and Borrower shall not use, and shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Credit Extension (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.
1.1.97.Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.
1.1.98.Promptly following any request therefor, Borrower will deliver to Administrative Agent, for distribution to any Lender so requesting, all information and documentation
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reasonably requested by Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Beneficial Ownership Regulation.
Section 7.15Post-Closing Obligations. Borrower shall complete delivery and/or performance of each item set forth on Schedule 7.15 on or prior to the date indicated with respect to such item on Schedule 7.15.
SECTION 8.

NEGATIVE COVENANTS
Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Letter of Credit shall remain outstanding or any Lender has any Commitment hereunder:
Section 8.1Debt. Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, incur, create, assume, or permit to exist any Debt, except:
1.1.1.The Obligations under the Loan Documents and Obligations existing or arising under Bank Product Agreements other than Hedge Agreements;
1.1.99.Existing Debt described on Schedule 8.1;
1.1.100.Purchase money Debt and Capitalized Lease Obligations not to exceed $750,000 in the aggregate at any time outstanding;
1.1.101.To the extent considered Debt, performance-based earn-out payments of Borrower and its Subsidiaries in respect of Acquisitions; and
1.1.102.Hedge Obligations existing or arising under Hedge Agreements permitted by Section 8.16; and
1.1.103.Debt outstanding under the Horn Solutions Seller Note, so long as such Debt is subject to the Subordination Provisions.
Section 8.2Limitation on Liens. Borrower shall not, and shall not permit any of its Subsidiaries to, incur, create, assume, or permit to exist any Lien upon any of its Property, assets, or revenues, whether now owned or hereafter acquired, except:
1.1.1.Existing Liens disclosed on Schedule 8.2;
1.1.104.Liens in favor of the Secured Parties or Administrative Agent for the benefit of Secured Parties;
1.1.105.Encumbrances consisting of minor easements, zoning restrictions, or other restrictions on the use of real property that do not (individually or in the aggregate) materially affect the value of the assets encumbered thereby or materially
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impair the ability of Borrower or its Subsidiaries to use such assets in their respective businesses, and none of which is violated in any material respect by existing or proposed structures or land use;
1.1.106.Liens for taxes, assessments, or other governmental charges which are not delinquent or which are being contested in good faith and for which adequate reserves in accordance with GAAP have been established;
1.1.107.Liens of mechanics, materialmen, warehousemen, carriers, or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business;
1.1.108.Liens resulting from good faith deposits to secure payments of workmen’s compensation or other social security programs (other than Liens imposed by ERISA) or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, contracts (other than for payment of Debt), or leases made in the ordinary course of business; and
1.1.109.Purchase money Liens on specific property to secure Debt used to acquire such Property and Liens securing Capitalized Lease Obligations with respect to specific leased property, in each case to the extent permitted in Section 8.1(d).
Section 8.3Mergers, Etc. Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, become a party to a merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets of any Person or any shares or other evidence of beneficial ownership of any Person, or wind-up, dissolve, or liquidate, except that (a) any Subsidiary may merge or consolidate with Borrower so long as Borrower is the surviving entity, (b) any Subsidiary may merge or consolidate with another Subsidiary so long as if a Subsidiary that is a Guarantor is involved in such merger or consolidation, such Guarantor is the surviving entity and (c) in connection with any Acquisition permitted under Section 8.5(e), any Borrower or any Subsidiary may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided that (i) in the case of any such merger or consolidation to which Borrower is a party, Borrower shall be the surviving Person, and (ii) in the case of any such merger or consolidation to which any Subsidiary (but not Borrower) is a party, (x) the Person surviving such merger shall be a wholly-owned Subsidiary of Borrower and (y) if a Subsidiary that is a Guarantor is involved in such merger or consolidation, such Guarantor is the surviving entity.
Section 8.4Restricted Payments. Borrower shall not declare or make, and shall not permit any of its Subsidiaries to declare or make, any Restricted Payments or incur any obligation (contingent or otherwise) to do so; provided, however, that (a) Subsidiaries shall be permitted to make Restricted Payments to Borrower or any Guarantors, (b) Borrower and its Subsidiaries may make Restricted Payments consisting solely of its equity interests and (c) Borrower may make Permitted Distributions.
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Section 8.5Loans; Investments; Acquisitions. Borrower shall not make, and shall not permit any of its Subsidiaries to, directly or indirectly, consummate any Acquisitions or make, hold or maintain, any advance, loan, extension of credit, or capital contribution to or investment in, or purchase any stock, bonds, notes, debentures, or other securities of, any Person, except:
1.1.1.Existing investments described on Schedule 8.5;
1.1.110.Readily marketable direct obligations of the United States of America or any agency thereof with maturities of one (1) year or less from the date of acquisition;
1.1.111.Fully insured certificates of deposit with maturities of one (1) year or less from the date of acquisition issued by either (i) any commercial bank operating in the United States of America having capital and surplus in excess of $50,000,000.00 or (ii) any Lender;
1.1.112.Commercial paper of a domestic issuer if at the time of purchase such paper is rated in one (1) of the two (2) highest rating categories of Standard and Poor’s Corporation or Moody’s Investors Service;
1.1.113.Acquisitions (including investments resulting in an Acquisition) where:
1.1.113.1.the business, division or assets acquired are for use, or the Person acquired is engaged in, one of the businesses described in Section 6.25;
1.1.113.2.(A) with respect to any acquired Person, either (x) such Person has its principal place of business, conducts its primary business functions and maintains substantially all of its properties and assets in the United States or Canada or (y) the Acquisition of such Person has been approved in writing by the Administrative Agent (with the consent of the Required Lenders), and (B) with respect to any business, division or assets acquired, either (x) such business, division or assets shall be primarily used and/ or operated, as the case may be, in the United States or Canada, both before and after such Acquisition or (y) the Acquisition of such business, division or assets has been approved in writing by the Administrative Agent (with the consent of the Required Lenders);
1.1.113.3.such Acquisition shall be consummated on a non-hostile basis and, in all material respects, in accordance with applicable Laws;
1.1.113.4.immediately before and after giving effect to such Acquisition, no Default or Event of Default shall exist;
1.1.113.5.(A) the aggregate Acquisition Consideration for all such Acquisitions during the term of this Agreement shall not exceed $100,000,000,
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and (B) the aggregate Acquisition Consideration for any individual Acquisition shall not exceed $40,000,000;
1.1.113.6.the business, division or Person acquired shall not have a negative EBITDA after giving effect to reasonable pro forma adjustments which are approved by Administrative Agent;
1.1.113.7.immediately after giving effect to such Acquisition (including any Credit Extensions made in connection therewith), (A) Borrower shall be in Pro Forma Compliance with Section 9.2; and (B) the Leverage Ratio (calculated on a Pro Forma Basis) shall not exceed the lesser of (x) 3:00 to 1.00 and (y) the then applicable maximum Leverage Ratio as set forth in Section 9.1 minus 0.25;
1.1.113.8.to the extent not previously delivered with respect to such Acquisition pursuant to Section 5.2(e), not less than eight (8) Business Days before the date of the Acquisition, Borrower shall have delivered to Administrative Agent the following documents and information concerning such Acquisition: (A) drafts of each material document, instrument and agreement to be executed in connection with such Acquisition, (B) an acquisition summary with respect to the Person and/or business or division to be acquired, such summary to include a reasonably detailed description thereof (including financial information) and operating results (including financial statements for the most recent 12-month period for which they are available and as otherwise applicable), the terms and conditions, including economic terms, of the proposed Acquisition, a reasonably detailed sources and uses statement with respect to such Acquisition and Borrower’s calculation of EBITDA (calculated after giving Pro Forma Effect to such Acquisition) relating thereto, and (C) such other documents or information as the Administrative Agent shall have reasonably requested with respect to such Acquisition, including, without limitation, (x) the full name and jurisdiction of organization of any new Subsidiary created or acquired for the purpose of effecting such Acquisition, (y) copies of historical and projected pro forma financial statements of the entity or line of business to be acquired in connection with such Acquisition, and (z) a detailed description of assets to be acquired in connection with such Acquisition;
1.1.113.9.after giving effect to such Acquisition (including any Credit Extensions made in connection therewith), there shall be at least $10,000,000 in Revolving Credit Availability;
1.1.113.10.to the extent not previously delivered with respect to such Acquisition pursuant to Section 5.2(e), not less than three (3) Business Days before such Acquisition, Administrative Agent shall have received a certificate of Borrower executed on its behalf by a Responsible Officer of Borrower, (A) demonstrating in reasonable detail compliance with the foregoing clause (vii) and (B) certifying compliance with the foregoing clauses (iii), (iv), (v) and (vi), and
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Administrative Agent shall not have objected in writing to Borrower’s certificate delivered pursuant to this clause (x); provided that Administrative Agent will not make any such objection unless it has a good faith basis for believing that Borrower’s pro forma calculations are not reasonable, and that as a result thereof, Borrower will not be in Pro Forma Compliance with the financial covenants as set forth in clause (vii) following such proposed Acquisition;
1.1.113.11.with respect to any Person to be acquired in connection with such Acquisition, Administrative Agent shall have received a financial audit or quality of earnings report for such Person, in either case, prepared by an accounting firm acceptable to Administrative Agent in its reasonable discretion; and
1.1.113.12.to the extent applicable, the provisions of Section 7.13 have been satisfied, thereby causing Administrative Agent to have a perfected first priority Lien on all assets, including equity interests, that are acquired in the Acquisition;
1.1.114.Investments in Subsidiaries that are Guarantors;
1.1.115.Investments consisting of Hedge Agreements permitted under Section 8.16;
1.1.116.Advances or extensions of credit in the form of accounts receivable incurred in the ordinary course of business and upon terms common in the industry for such accounts receivable; and
1.1.117.Advances to employees for the payment of expenses in the ordinary course of business not to exceed $25,000 in aggregate amount outstanding at any time.
Section 8.6Transactions With Affiliates. Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into any transaction, including, without limitation, the purchase, sale, or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate of Borrower or such Subsidiary (excluding Borrower or any other Subsidiary), except in the ordinary course of and pursuant to the reasonable requirements of Borrower’s or such Subsidiary’s business, pursuant to a transaction which is otherwise expressly permitted under this Agreement, and upon fair and reasonable terms no less favorable to Borrower or such Subsidiary than would be obtained in a comparable arm’s-length transaction with a Person not an Affiliate of Borrower or such Subsidiary.
Section 8.7Disposition of Assets. Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly make any Disposition, except (a) Dispositions of inventory in the ordinary course of business, (b) Dispositions, for fair value, of worn-out and obsolete equipment not necessary or useful to the conduct of business, (c) Dispositions to Borrower or any other Subsidiary that is a Guarantor, (d) other Dispositions not to exceed $~~100,000~~20,000 in
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the aggregate in any fiscal year and (e) so long as there exists no Default immediately before and after giving effect to any such Disposition, Dispositions not otherwise permitted in clauses (a) through (d) above, the Net Cash Proceeds of which are ~~used within one hundred eighty (180) days of such Disposition to purchase assets useful in the business of Borrower and its Subsidiaries, provided that (i) the aggregate amount of Net Cash Proceeds outstanding and pending reinvestment pursuant to this clause (e) shall not exceed $100,000 at any time and (ii) if such Net Cash Proceeds are not used within such one hundred eighty (180) day period to purchase assets useful in the business of Borrower and its Subsidiaries, then such Net Cash Proceeds shall be~~ applied in accordance with Section 2.8(d)(i).
Section 8.8Sale and Leaseback. Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into any arrangement with any Person pursuant to which it leases from such Person real or personal property that has been or is to be sold or transferred, directly or indirectly, by it to such Person.
Section 8.9Prepayment and Payment of Debt. Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make any optional or voluntary payment, prepayment, repurchase or redemption of any Debt, except (a) the Obligations under the Loan Documents, (b) regularly scheduled payments of interest under the Horn Solutions Seller Note, so long as the Subordination Provisions remain in full force and effect, (c) earn-outs due and owing under the documentation governing any Permitted Acquisition so long as (i) immediately before ~~to~~ making such payment, no Default exists, (ii) immediately after giving effect to such payment (including any Credit Extensions made in connection therewith), there shall be at least $2,000,000 in Revolving Credit Availability, and (iii) after giving Pro Forma Effect to such payment no Default exists or will exist and (d) a single repayment of the principal balance of the Horn Solutions Seller Note ~~on or before December 12, 2024~~ so long as (i) immediately before to making such payment, no Default exists, (ii) immediately after giving effect to such payment, (A) the Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the fiscal quarter then most recently ended, shall be less than the lesser of (x) 3:00 to 1.00 and (y) the then applicable maximum Leverage Ratio as set forth in Section 9.1 minus 0.25, and (B) the Fixed Charge Coverage Ratio, calculated on a Pro Forma Basis as of the last day of the fiscal quarter then most recently ended, shall be greater than 1.20 to 1.00, (iii) immediately after giving effect to such payment (including any Credit Extensions made in connection therewith), there shall be at least $10,000,000 in Revolving Credit Availability, and (~~iii~~iv) the aggregate amount of such payment shall not exceed $4,368,000.
Section 8.10Nature of Business. Borrower shall not, and shall not permit any of its Subsidiaries to, engage in any business other than the businesses in which they are engaged as of the Closing Date.
Section 8.11Environmental Protection. Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly (a) use (or permit any tenant to use) any of their respective Properties or assets for the handling, processing, storage, transportation, or disposal of any Hazardous Material, (b) generate any Hazardous Material in violation of Environmental Laws, (c) conduct any activity that is likely to cause a Release or threatened Release of any Hazardous Material in violation of Environmental Laws, or (d) otherwise conduct any activity or
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use any of their respective Properties or assets in any manner that is likely to violate any Environmental Law or create any Environmental Liabilities for which Borrower or any of its Subsidiaries would be responsible.
Section 8.12Accounting. Borrower shall not, and shall not permit any of its Subsidiaries to, change its fiscal year (without prior notice to Administrative Agent) or make any change (a) in accounting treatment or reporting practices, except as required by GAAP and disclosed to Administrative Agent and Lenders, or (b) in tax reporting treatment, except as required by law and disclosed to Administrative Agent and Lenders.
Section 8.13Burdensome Agreements. Borrower shall not, and shall not permit any of its Subsidiaries or any Obligated Party to, enter into or permit to exist any arrangement or agreement, other than pursuant to this Agreement or any Loan Document, which (a) directly or indirectly prohibits Borrower, any of its Subsidiaries, or any Obligated Party from creating or incurring a Lien on any of its Property, revenues, or assets, whether now owned or hereafter acquired, (b) directly or indirectly prohibits any of its Subsidiaries, or any Obligated Party to make any payments, directly or indirectly, to Borrower by way of dividends, distributions, advances, repayments of loans, repayments of expenses, accruals, or otherwise or (c) in any way would be contravened by such Person’s performance of its obligations hereunder or under the other Loan Documents.
Section 8.14Subsidiaries. Borrower shall not, directly or indirectly, form or acquire any Subsidiary unless Borrower complies with the requirements of Section 7.13.
Section 8.15Amendments of Constituent Documents. Borrower shall not, and shall not permit any of its Subsidiaries to, amend or restate any of their respective Constituent Documents in any manner that would be adverse to the interests of the Lenders.
Section 8.16Hedge Agreements. Borrower shall not, and shall not permit any of its Subsidiaries to, enter into any Hedge Agreement, except (a) Hedge Agreements entered into to hedge or mitigate risks to which Borrower or any Subsidiary of Borrower has actual exposure which have terms and conditions reasonably acceptable to Administrative Agent, and (b) other Hedge Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any Debt of Borrower or any of its Subsidiaries limited to the principal amount of such Debt which have terms and conditions reasonably acceptable to Administrative Agent; it being acknowledged and agreed by Administrative Agent that any Hedge Agreement entered into by Borrower and its Subsidiaries with any Lender or an Affiliate thereof for the reasons stated in clause (a) or (b) immediately preceding is acceptable to Administrative Agent.
Section 8.17OFAC. Borrower shall not, and shall not permit any of its Subsidiaries to, fail to comply with the Laws, regulations and executive orders referred to in Section 6.20 and Section 6.21.
Section 8.18Sanctions. Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, use any Credit Extension or the proceeds of any Credit Extension, or
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lend, contribute or otherwise make available such Credit Extension or the proceeds of any Credit Extension to any Person, to fund any activities of or business with any Person, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as Lender, Arranger, Administrative Agent, Swing Line Lender, or otherwise) of Sanctions.
Section 8.19Anti-Corruption Laws. Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, use any Credit Extension or the proceeds of any Credit Extension for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other similar anti-corruption legislation in other jurisdictions.
Section 8.20Use of Term Loan Proceeds. Borrower shall not, nor shall it permit any Subsidiary to, use any proceeds of the Existing Term Loans or any Incremental Term Loans for any purpose other than the financing of Acquisitions and no such proceeds may be used for any Acquisition without the prior written consent of the Required Lenders and Administrative Agent. Borrower shall not, nor shall it permit any Subsidiary to, use any proceeds of the Delayed Draw Term Loans for any purpose other than the payment of any earnout payment owing by BGSF Professional under Section 1.6(a) of the Arroyo Acquisition Agreement (the “Arroyo Earnout”).
SECTION 9.

FINANCIAL COVENANTS
Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Letter of Credit shall remain outstanding or any Lender has any Commitment hereunder:
Section 9.1Leverage Ratio. Borrower shall not permit, as of the last day of any fiscal quarter of Borrower ending in the following periods, the Leverage Ratio to be greater than the ratio set forth opposite such period:
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Fiscal Quarters Ending	Maximum Leverage Ratio
~~Closing Date to March 31, 2026~~September 29, 2024 and December 29, 2024	~~3.00~~4.30 to 1.00
~~June~~March 30, ~~2026 to March 31, 2027~~2025 and June 29, 2025	~~2.75~~3.75 to 1.00
September 28, 2025 to March 29, 2026	3.00 to 1.00
From and after June ~~30~~28, ~~2027~~2026	~~2.50~~2.75 to 1.00

~~Notwithstanding the covenant levels set forth in above, at the election of Borrower given in writing to the Administrative Agent not less than three (3) Business Days before a Covenant Holiday Acquisition, commencing on the first day of the fiscal quarter during which such Covenant Holiday Acquisition is consummated, the Leverage Ratio shall be subject to a covenant adjustment period (the “Covenant Holiday”) during which the maximum Leverage Ratio permitted under this Section 9.1 shall be equal to the then-applicable ratio set forth in the table above plus 0.25; provided that (a) the Covenant Holiday shall last for a period of four (4) fiscal quarters (or such shorter period as Borrower may request), and (b) there shall be no more than one Covenant Holiday during the term of this Agreement. For each testing period following the conclusion of the Covenant Holiday, the maximum permitted Leverage Ratio shall be as set forth in the table above. For the purposes of determining Pro Forma Compliance with the Leverage Ratio requirements set forth in Section 5.2(e) or 8.5(e) during a Covenant Holiday, the adjustment to the then-applicable maximum Leverage Ratio set forth above shall be deemed made.~~
Section 9.2Fixed Charge Coverage Ratio. Borrower shall not permit, as of the last day of any fiscal quarter of Borrower for the four fiscal quarter period then ending, the Fixed Charge Coverage Ratio for Borrower and its Subsidiaries on a consolidated basis to be less than 1.20 to 1.00.
1.1.EBITDA. Borrower shall not permit, as of the last day of any fiscal quarter of Borrower for the four fiscal quarter period then ending, EBITDA for Borrower and its Subsidiaries on a consolidated basis to be less than the amount set forth below opposite such period:
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Fiscal Quarters Ending	Minimum EBITDA
September 29, 2024	$2,500,000
December 29, 2024	$2,500,000
March 30, 2025 and June 29, 2025	$3,500,000
From and after September 28, 2025	$4,000,000

SECTION 10.

DEFAULT
Section 10.1Events of Default. Each of the following shall be deemed an “Event of Default”:
1.1.1.Borrower shall fail to pay (i) when and as required to be paid herein, any amount of principal of any Loan, or (ii) within three (3) days after the same becomes due, any interest on any Loan or any commitment or other fee due hereunder, or (iii) within five (5) Business Days after the same becomes due, any other amount payable hereunder or under any other Loan Document;
1.1.118.Borrower shall fail to provide to Administrative Agent and Lenders timely any notice of Default as required by Section 7.1(h) of this Agreement or Borrower shall breach any provision of Sections 7.2, 7.5, 7.6, 7.13, Article 8 or Article 9 of this Agreement;
1.1.119.Any representation or warranty made or deemed made by Borrower or any other Obligated Party (or any of their respective officers) in any Loan Document or in any certificate, report, notice, or financial statement furnished at any time in connection with this Agreement shall be false, misleading, or erroneous in any material respect (without duplication of any materiality qualifier contained therein) when made or deemed to have been made;
1.1.120.Borrower or any of its Subsidiaries shall fail to perform, observe, or comply with any covenant, agreement, or term contained in this Agreement or any other Loan Document (other than as covered by Sections 10.1(a) and (b)), and such failure continues for more than thirty (30) days following the date such failure first began;
1.1.121.Borrower or any of its Subsidiaries shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar
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official of it or a substantial part of its Property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due or shall take any corporate action to authorize any of the foregoing;
1.1.122.An involuntary proceeding shall be commenced against Borrower or any of its Subsidiaries seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official for it or a substantial part of its Property, and such involuntary proceeding shall remain undismissed and unstayed for a period of sixty (60) days;
1.1.123.Borrower or any of its Subsidiaries shall fail to pay when due any principal of or interest on any Debt (other than the Obligations under the Loan Documents) in the amount of $150,000 or more, or the maturity of any such Debt shall have been accelerated, or any such Debt shall have been required to be prepaid, repurchased, defeased or redeemed prior to the stated maturity thereof or any cash collateral in respect thereof to be demanded, or any event shall have occurred that permits (or, with the giving of notice or lapse of time or both, would permit) any holder or holders of such Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require any such prepayment, repurchase, defeasance or redemption or any cash collateral in respect thereof to be demanded;
1.1.124.There shall occur under any Hedge Agreement an Early Termination Date (as defined in such Hedge Agreement) resulting from (1) any event of default under such Hedge Agreement to which Borrower or any other Obligated Party is the Defaulting Party (as defined in such Hedge Agreement), or (2) any Termination Event (as so defined) under such Hedge Agreement as to which Borrower or any other Obligated Party is an Affected Party (as so defined) and, in either event, the Hedge Termination Value owed by Borrower or such other Obligated Party as a result thereof exceeds $150,000;
1.1.125.This Agreement or any other Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by Borrower or any of its Subsidiaries, or Borrower or any of its Subsidiaries shall deny that it has any further liability or obligation under any of the Loan Documents, or any Lien created by the Loan Documents shall for any reason cease to be a valid, first priority perfected Lien upon any of the Collateral purported to be covered thereby;
1.1.126.Any of the following events shall occur or exist with respect to Borrower or any ERISA Affiliate: (i) any ERISA Event occurs with respect to a Plan or Multiemployer Plan, or (ii) any Prohibited Transaction involving any Plan; and in each case above, such event or condition, together with all other events or conditions, if any, have subjected or could in the reasonable opinion of Administrative Agent subject
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Borrower or any ERISA Affiliate to any tax, penalty, or other liability to a Plan, a Multiemployer Plan, the PBGC, the IRS, the U. S. Department of Labor, or otherwise (or any combination thereof) which in the aggregate exceed or could reasonably be expected to exceed $150,000;
1.1.127.A Change of Control shall occur;
1.1.128.Borrower or any of its Subsidiaries, or any of their material Properties, revenues, or assets, shall become subject to an order of forfeiture, seizure, or divestiture (whether under RICO or otherwise) and the same shall not have been discharged within 30 days from the date of entry thereof;
1.1.129.Borrower or any of its Subsidiaries shall fail to discharge within a period of thirty (30) days after the commencement thereof any attachment, sequestration, or similar proceeding or proceedings involving an aggregate amount in excess of $150,000 against any of its assets or Properties;
1.1.130.A final judgment or judgments for the payment of money in excess of $150,000 in the aggregate shall be rendered by a court or courts against Borrower or any of its Subsidiaries and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof and Borrower, such Subsidiary, or such Obligated Party shall not, within such period of thirty (30) days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal;
1.1.131.The subordination provisions related to any Subordinated Debt or any other agreement, document or instrument governing any Subordinated Debt shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect, or any Person shall contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Obligations under the Loan Documents, for any reason shall not have the priority contemplated by this Agreement or any such subordination provisions; or
1.1.132.Any Security Document shall cease to create valid perfected first priority liens (subject to Permitted Liens) on the Collateral purported to be covered thereby.
Section 10.2Remedies Upon Default. If any Event of Default shall occur and be continuing, then Administrative Agent may, with the consent of Required Lenders, or shall, at the direction of Required Lenders, without notice do any or all of the following: (a) terminate the Commitments of Lenders (except for funding obligations of outstanding Letters of Credit), (b) terminate the obligations of L/C Issuer to make L/C Credit Extensions, (c) require that Borrower Cash Collateralize the L/C Obligations (in an amount equal to the Minimum Collateral Amount with respect thereto), (d) terminate the commitment of Swing Line Lender to make Swing Line Loans, or (e) declare the Obligations under the Loan Documents or any part thereof to be
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immediately due and payable, and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by Borrower; provided, however, that upon the occurrence of an Event of Default under Section 10.1(e) or (f), the Commitments of Lenders shall automatically terminate (except for funding obligations of outstanding Letters of Credit), the obligations of L/C Issuer to make L/C Credit Extensions shall automatically terminate, the obligation of Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, the commitment of Swing Line Lender to make Swing Line Loans shall automatically terminate, and the Obligations under the Loan Documents shall become immediately due and payable, in each case without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by Borrower. In addition to the foregoing, if any Event of Default shall occur and be continuing, Administrative Agent may, with the consent of Required Lenders, or shall, at the direction of Required Lenders, exercise all rights and remedies available to it and Lenders in law or in equity, under the Loan Documents, or otherwise.
Section 10.3Application of Funds. After the exercise of remedies provided for in Section 10.2 (or after the Loans have automatically become immediately due and payable), any amounts received on account of the Obligations shall be applied by Administrative Agent in the following order:
First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to Administrative Agent) payable to Administrative Agent in its capacity as such;
Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to Lenders and L/C Issuer (including fees, charges and disbursements of counsel to the respective Lenders and L/C Issuer) arising under the Loan Documents, ratably among them in proportion to the respective amounts described in this clause Second payable to them;
Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, L/C Borrowings and other Obligations arising under the Loan Documents, ratably among Lenders and L/C Issuer in proportion to the respective amounts described in this clause Third payable to them;
Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings and constituting unpaid Bank Product Obligations, ratably among Lenders and Bank Product Providers in proportion to the respective amounts described in this clause Fourth held by them;
Fifth, to Administrative Agent for the account of the L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount
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of Letters of Credit to the extent not otherwise Cash Collateralized by Borrower pursuant to Sections 2.2 and 2.10;
Sixth, to payment of that remaining portion of the Obligations, ratably among the Lenders and Bank Product Providers in proportion to the respective amounts described in this clause Sixth held by them; and
Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to Borrower or as otherwise required by law.
Notwithstanding the foregoing, Bank Product Obligations shall be excluded from the application described above if Administrative Agent has not received written notice thereof, together with supporting documentation as Administrative Agent may request from the applicable Bank Product Provider, provided that no such notice shall be required for any Bank Product Agreement for which Administrative Agent or any Affiliate of Administrative Agent is the applicable Bank Product Provider. Each Bank Product Provider that is not a party to this Agreement that has given notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of Administrative Agent pursuant to the terms of Article 11 hereof for itself and its Affiliates as if a “Lender” party hereto.
Section 10.4Performance by Administrative Agent. If Borrower shall fail to perform any covenant or agreement contained in any of the Loan Documents, then Administrative Agent may perform or attempt to perform such covenant or agreement on behalf of Borrower. In such event, Borrower shall, at the request of Administrative Agent, promptly pay to Administrative Agent any amount expended by Administrative Agent in connection with such performance or attempted performance, together with interest thereon at the Default Interest Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that Administrative Agent shall not have any liability or responsibility for the performance of any covenant, agreement, or other obligation of Borrower under this Agreement or any other Loan Document.
SECTION 11.

AGENCY
Section 11.1Appointment and Authority.
1.1.1.Each of the Lenders, L/C Issuer and Swing Line Lender hereby irrevocably appoints BMO to act on its behalf as Administrative Agent hereunder and under the other Loan Documents and authorizes Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article 11 are solely for the benefit of Administrative Agent, Lenders, L/C Issuer and Swing Line Lender, and neither Borrower nor any other Obligated Party shall have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term
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“agent” herein or in any other Loan Documents (or any other similar term) with reference to Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.
1.1.133.Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including for itself and its Affiliates in their capacities as potential Bank Product Providers) and L/C Issuer hereby irrevocably appoints and authorizes Administrative Agent to act as the agent of such Lender and L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Obligated Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by Administrative Agent pursuant to Section 11.5 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights and remedies thereunder at the direction of Administrative Agent, shall be entitled to the benefits of all provisions of this Article 11 and Article 12 (including Section 12.1(b), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.
Section 11.2Rights as a Lender. The Person serving as Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, Borrower or any Subsidiary or other Affiliate thereof as if such Person were not Administrative Agent hereunder and without any duty to account therefor to Lenders.
Section 11.3Exculpatory Provisions.
1.1.1.Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, Administrative Agent:
1.1.133.1.shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;
1.1.133.2.shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that Administrative Agent is required to exercise as directed in writing by Required Lenders (or such other number or percentage of Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that Administrative Agent shall not be required to take any action that, in its
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opinion or upon the advice of its counsel, may expose Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and
1.1.133.3.shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity.
1.1.134.Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of Required Lenders (or such other number or percentage of Lenders as shall be necessary, or as Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.2 and 11.9), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. SUCH LIMITATION OF LIABILITY SHALL APPLY REGARDLESS OF WHETHER THE LIABILITY ARISES FROM THE SOLE, CONCURRENT, CONTRIBUTORY OR COMPARATIVE NEGLIGENCE OF ADMINISTRATIVE AGENT. Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to Administrative Agent in writing by Borrower, a Lender, L/C Issuer or Swing Line Lender.
1.1.135.Neither Administrative Agent nor any Related Party thereof shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article 5 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to Administrative Agent.
Section 11.4Reliance by Administrative Agent. Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Credit Extension, that by its terms must be fulfilled to the satisfaction of a Lender, L/C Issuer or Swing Line Lender, Administrative Agent may presume that such condition is satisfactory to such Lender, L/C Issuer or Swing Line Lender unless Administrative Agent shall have received notice to the contrary
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from such Lender prior to the making of such Loan. Administrative Agent may consult with legal counsel (who may be counsel for Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
Section 11.5Delegation of Duties. Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub agents appointed by Administrative Agent. Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article 11 shall apply to any such sub agent and to the Related Parties of Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of this facility as well as activities as Administrative Agent. Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub agents.
Section 11.6Resignation of Administrative Agent.
1.1.1.Administrative Agent may at any time give notice of its resignation to Lenders, L/C Issuer, Swing Line Lender and Borrower. Upon receipt of any such notice of resignation, Required Lenders shall have the right, in consultation with Borrower (so long as no Event of Default has occurred and is continuing), to appoint a successor, which shall be a bank with an office in Dallas, Texas, or any other city in the Dallas/Fort Worth, Texas metroplex, or an Affiliate of any such bank with an office in Dallas, Texas, or any other city in the Dallas/Fort Worth, Texas metroplex. If no such successor shall have been so appointed by Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of Lenders, L/C Issuer and Swing Line Lender, appoint a successor Administrative Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. After the Resignation Effective Date, the provisions of this Article 11 relating to or indemnifying or releasing Administrative Agent shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.
1.1.136.If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, Required Lenders may, to the extent permitted by applicable law, by notice in writing to Borrower and such Person remove such Person as Administrative Agent and, in consultation with Borrower, appoint a successor. If no such successor shall have been so appointed by Required Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.
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1.1.137.With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any Collateral held by Administrative Agent on behalf of Secured Parties under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such Collateral until such time as a successor Administrative Agent is appointed) and (ii) except for any indemnity, fee or expense payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through Administrative Agent shall instead be made by or to each Lender, L/C Issuer or Swing Line Lender, as applicable, directly, until such time, if any, as Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments owed to the retiring or removed Administrative Agent), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article 11, Section 12.1, and Section 12.2 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent.
1.1.138.Any resignation by BMO as Administrative Agent pursuant to this Section shall also constitute its resignation as L/C Issuer and Swing Line Lender. If BMO resigns as L/C Issuer or Swing Line Lender, it shall retain all the rights of L/C Issuer and/or Swing Line Lender, as applicable, provided for hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer, all L/C Obligations with respect thereto, and all Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require Revolving Credit Lenders to (i) make Revolving Credit Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.3(c) and (ii) make Revolving Credit Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.2(c). Upon the appointment by Borrower of a successor L/C Issuer hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender), (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer, (b) the retiring L/C Issuer shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to BMO to effectively assume the obligations of BMO with respect to such Letters of Credit. Upon the appointment by Borrower of a successor Swing Line Lender hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender), (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Swing Line Lender and (b) the retiring Swing
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Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents.
Section 11.7Non-Reliance on Administrative Agent and Other Lenders. Each Lender, L/C Issuer and Swing Line Lender expressly acknowledges that neither Administrative Agent nor any other Lender nor any Related Party thereto has made any representation or warranty to such Person and that no act by Administrative Agent or any other Lender hereafter taken, including any review of the affairs of Borrower, shall be deemed to constitute any representation or warranty by Administrative Agent or any Lender to any other Lender. Each Lender, L/C Issuer and Swing Line Lender acknowledges that it has, independently and without reliance upon Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and L/C Issuer also acknowledges that it will, independently and without reliance upon Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Except for notices, reports and other documents expressly required to be furnished to the Lenders or Swing Line Lender by Administrative Agent hereunder, Administrative Agent shall not have any duty or responsibility to provide any Lender, L/C Issuer or Swing Line Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), or creditworthiness of Borrower or the value of the Collateral or other Properties of Borrower or any other Person which may come into the possession of Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.
Section 11.8Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Obligated Party, Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:
1.1.1.to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations under the Loan Documents that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of Lenders, L/C Issuer, Swing Line Lender, and Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of Lenders, L/C Issuer, Swing Line Lender, and Administrative Agent and their respective agents and counsel and all other amounts due Lenders, L/C Issuer, Swing Line Lender, and Administrative Agent under Section 12.1 or Section 12.2) allowed in such judicial proceeding; and
1.1.139.to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;
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and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender, L/C Issuer and Swing Line Lender to make such payments to Administrative Agent and, in the event that Administrative Agent shall consent to the making of such payments directly to Lenders, L/C Issuer and Swing Line Lender, as applicable, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due Administrative Agent under Section 12.1 or Section 12.2.
Section 11.9Collateral and Guaranty Matters.
1.1.1.The Secured Parties irrevocably authorize Administrative Agent, at its option and in its discretion:
1.1.139.1.to release any Lien on any property granted to or held by Administrative Agent under any Loan Document (x) upon termination of all Commitments and payment in full of all Obligations (other than (A) contingent indemnification obligations and (B) obligations and liabilities under Bank Product Agreements as to which arrangements satisfactory to the applicable Bank Product Provider shall have been made) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to Administrative Agent and L/C Issuer shall have been made), (y) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted under the Loan Documents, or (z) if approved, authorized or ratified in writing by Required Lenders or all Lenders, as applicable, under Section 12.10;
1.1.139.2.to subordinate any Lien on any property granted to or held by Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 8.2; and
1.1.139.3.to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents.
Upon request by Administrative Agent at any time, Required Lenders will confirm in writing Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 11.9.
1.1.140.Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of Administrative Agent’s Lien thereon, or any certificate prepared by any Obligated Party in connection therewith, nor shall Administrative Agent be responsible or liable to Lenders for any failure to monitor or maintain any portion of the Collateral.
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Section 11.10Bank Product Agreements. No Bank Product Provider who obtains the benefits of Section 10.3, any Guaranty Agreements or any Collateral by virtue of the provisions hereof or of any Guaranty Agreement or any Security Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) (or to notice of or to consent to any amendment, waiver or modification of the provisions hereof or of the Guaranty or any Security Document) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article 11 to the contrary, Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Bank Product Obligations unless Administrative Agent has received written notice of such Bank Product Obligations, together with such supporting documentation as Administrative Agent may request, from the applicable Bank Product Provider. Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Bank Product Obligations arising under Bank Product Agreements upon termination of all Commitments and payment in full of all Obligations under the Loan Documents (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to Administrative Agent and L/C Issuer shall have been made).
Section 11.11Erroneous Payments. Notwithstanding anything to the contrary in this Agreement, if at any time Administrative Agent determines (in its sole and absolute discretion) that it has made a payment hereunder in error to any Lender, Swing Line Lender, L/C Issuer or other Secured Party, whether or not in respect of an Obligation due and owing by Borrower or any Obligated Parties at such time, where such payment is a Rescindable Amount, then in any such event, each such Person receiving a Rescindable Amount severally agrees to repay to Administrative Agent forthwith on demand the Rescindable Amount received by such Person in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender, each Swing Line Lender, each L/C Issuer and each other Secured Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another), “good consideration”, “change of position” or similar defenses (whether at law or in equity) to its obligation to return any Rescindable Amount. Administrative Agent shall inform each Lender, Swing Line Lender, L/C Issuer or other Secured Party that received a Rescindable Amount promptly upon determining that any payment made to such Person comprised, in whole or in part, a Rescindable Amount. Each Person’s obligations, agreements and waivers under this Section 11.11 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, Swing Line Lender or L/C Issuer, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.
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SECTION 12.

MISCELLANEOUS
Section 12.1Expenses.
1.1.1.Borrower hereby agrees to pay on demand: (i) all reasonable costs and expenses of Administrative Agent, L/C Issuer, Swing Line Lender and their Related Parties in connection with the preparation, negotiation, execution, and delivery of this Agreement and the other Loan Documents and any and all amendments, modifications, renewals, extensions, supplements, waivers, consents and ratifications thereof and thereto, including, without limitation, the reasonable fees and expenses of legal counsel, advisors, consultants, and auditors for Administrative Agent, L/C Issuer, Swing Line Lender and their Related Parties; (ii) all costs and expenses of Administrative Agent, L/C Issuer, Swing Line Lender and each Lender in connection with any Default and the enforcement of this Agreement or any other Loan Document, including, without limitation, court costs and fees and expenses of legal counsel, advisors, consultants, and auditors for Administrative Agent, L/C Issuer, Swing Line Lender and each Lender; (iii) all reasonable costs and expenses incurred by L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder; (iv) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents; (v) all costs, expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any Lien contemplated by this Agreement or any other Loan Document; and (vi) all other costs and expenses incurred by Administrative Agent, L/C Issuer, Swing Line Lender and any Lender in connection with this Agreement or any other Loan Document, any litigation, dispute, suit, proceeding or action, the enforcement of its rights and remedies, and the protection of its interests in bankruptcy, insolvency or other legal proceedings, including, without limitation, all costs, expenses, and other charges (including Administrative Agent’s and such Lender’s and L/C Issuer’s and Swing Line Lender’s internal charges) incurred in connection with evaluating, observing, collecting, examining, auditing, appraising, selling, liquidating, or otherwise disposing of the Collateral or other assets of Borrower. Borrower shall be responsible for all expenses described in this clause (a) whether or not any Credit Extension is ever made. Any amount to be paid under this Section 12.1 shall be a demand obligation owing by Borrower and if not paid within thirty (30) days of demand shall bear interest, to the extent not prohibited by and no in violation of applicable Law, from the date of expenditure until paid at a rate per annum equal to the Default Interest Rate. The obligations of Borrower under this Section 12.1 shall survive payment of the Revolving Credit Notes and other obligations hereunder and the assignment of any right hereunder.
1.1.141.To the extent that Borrower for any reason fails to indefeasibly pay any amount required under Section 12.1(a) or Section 12.2 to be paid by it to Administrative Agent, L/C Issuer or Swing Line Lender (or any sub-agent thereof) or any Related Party of Administrative Agent, L/C Issuer or Swing Line Lender (or any sub-agent thereof), each Lender severally agrees to pay to Administrative Agent, L/C Issuer or Swing Line Lender (or any such sub-agent) or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based each
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Lender’s share of the Total Credit Exposure at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against Administrative Agent, L/C Issuer or Swing Line Lender (or any such sub-agent) or against any Related Party of Administrative Agent, L/C Issuer or Swing Line Lender (or any sub-agent thereof) acting for Administrative Agent or Swing Line Lender (or any such sub-agent) in connection with such capacity. EACH LENDER ACKNOWLEDGES THAT SUCH PAYMENTS MAY BE IN RESPECT OF LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES ARISING OUT OF OR RESULTING FROM THE SOLE, CONTRIBUTORY, COMPARATIVE, CONCURRENT OR ORDINARY NEGLIGENCE OF THE PERSON (OR THE REPRESENTATIVES OF THE PERSON) TO WHOM SUCH PAYMENTS ARE TO BE MADE.
Section 12.2INDEMNIFICATION. BORROWER SHALL INDEMNIFY ADMINISTRATIVE AGENT, L/C ISSUER, SWING LINE LENDER, EACH LENDER AND EACH RELATED PARTY THEREOF FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS’ FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH BY BORROWER OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (D) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES OR ASSETS OF BORROWER OR ANY OF ITS SUBSIDIARIES OR ANY OTHER OBLIGATED PARTY, (E) ANY LOAN OR LETTER OF CREDIT OR USE OR PROPOSED USE OF THE PROCEEDS THEREFROM (INCLUDING ANY REFUSAL BY THE L/C ISSUER TO HONOR A DEMAND FOR PAYMENT UNDER A LETTER OF CREDIT IF THE DOCUMENTS PRESENTED IN CONNECTION WITH SUCH DEMAND DO NOT STRICTLY COMPLY WITH THE TERMS OF SUCH LETTER OF CREDIT) OR (F) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, RELATING TO ANY OF THE FOREGOING. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS’ FEES) ARISING OUT OF OR RESULTING FROM THE SOLE, CONTRIBUTORY, COMPARATIVE, CONCURRENT OR ORDINARY NEGLIGENCE OF SUCH PERSON (OR THE REPRESENTATIVES OF SUCH PERSON). Any amount to be paid under this Section 12.2 shall be a demand obligation owing
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by Borrower and if not paid within ten (10) days of demand shall bear interest, to the extent not prohibited by and not in violation of applicable Law, from the date of expenditure until paid at a rate per annum equal to the Default Interest Rate. The obligations of Borrower under this Section 12.2 shall survive payment of the Revolving Credit Notes and other obligations hereunder and the assignment of any right hereunder.
Section 12.3Limitation of Liability. None of Administrative Agent, L/C Issuer, Swing Line Lender, or any Lender, or any Affiliate, officer, director, employee, attorney, or agent of any of the foregoing, shall have any liability with respect to, and Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by Borrower or any other Obligated Party in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Borrower hereby waives, releases, and agrees not to sue Administrative Agent, L/C Issuer, Swing Line Lender, or any Lender, or any Affiliates, officers, directors, employees, attorneys, or agents of any of the foregoing for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.
Section 12.4No Duty. All attorneys, accountants, appraisers, and other professional Persons and consultants retained by Administrative Agent, any Lender, L/C Issuer or Swing Line Lender shall have the right to act exclusively in the interest of Administrative Agent or such Lender or Swing Line Lender and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to Borrower or any of Borrower’s equity holders, Affiliates, officers, employees, attorneys, agents, or any other Person.
Section 12.5Lenders Not Fiduciary. The relationship between Borrower and Administrative Agent, Arranger and each Lender, L/C Issuer and Swing Line Lender is solely that of debtor and creditor, and none of Administrative Agent, Arranger, any Lender, L/C Issuer or Swing Line Lender has any fiduciary or other special relationship with Borrower, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between Borrower and Administrative Agent, Arranger and each Lender, L/C Issuer and Swing Line Lender to be other than that of debtor and creditor.
Section 12.6Equitable Relief. Borrower recognizes that in the event Borrower fails to pay, perform, observe, or discharge any or all of the Obligations, any remedy at law may prove to be inadequate relief to Administrative Agent or Lenders L/C Issuer or Swing Line Lender. Borrower therefore agrees that Administrative Agent, any Lender, L/C Issuer or Swing Line Lender, if Administrative Agent or such Lender, L/C Issuer or Swing Line Lender so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.
Section 12.7No Waiver; Cumulative Remedies. No failure on the part of Administrative Agent, any Lender, L/C Issuer or Swing Line Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, remedy, power, or privilege under
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this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.
Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Obligated Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, Administrative Agent in accordance with Section 10.2 for the benefit of all the Lenders; provided, however, that the foregoing shall not prohibit (a) Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as Swing Line Lender) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 4.2 (subject to the terms of Section 12.23), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Obligated Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to Administrative Agent pursuant to Section 10.2 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 12.23, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.
Section 12.8Successors and Assigns.
1.1.1.Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that Borrower may not assign or transfer any of its rights, duties, or obligations under this Agreement or the other Loan Documents without the prior written consent of Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 12.8(b), (ii) by way of participation in accordance with the provisions of Section 12.8(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 12.8(e) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 12.8(d) and, to the extent expressly contemplated hereby, the Related Parties of each of Administrative Agent and Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
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1.1.142.Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:
1.1.142.1.Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment(s) and/or the Loans at the time owing to it or contemporaneous assignments to related Approved Funds that equal at least the amount specified in Section 12.8(b)(i)(B) in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in Section 12.8(b)(i)(A), the aggregate amount of the Commitment(s) (which for this purpose includes Loans outstanding hereunder) or, if the applicable Commitment is not then in effect, the Outstanding Amount of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than, with respect to assignments of Revolving Credit Commitments and Revolving Credit Loans, $5,000,000 and, with respect to assignments of Term Loan Commitments and Term Loans, $1,000,000, in each case, unless each of Administrative Agent and, so long as no Event of Default has occurred and is continuing, Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).
1.1.142.2.Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment(s) assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis.
1.1.142.3.Required Consents. No consent shall be required for any assignment except to the extent required by Section 12.8(b)(i)(B) and, in addition: (A) the consent of Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment, or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to Administrative Agent within five (5) Business Days after having received notice thereof; (B) the consent of Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (1) any Revolving Credit Commitment or Revolving Credit Loans if such assignment is to a Person that is not a Lender with a Revolving Credit Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (2) any Term Loan to a Person who is not a Lender, an Affiliate of a Lender or an Approved Fund, (C) the consent of L/C Issuer shall be required for any assignment in respect of the Revolving Credit Facility, and (D) the consent of Swing Line Lender shall be required for any assignment in respect of the Revolving Credit Facility.
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1.1.142.4.Assignment and Assumption. The parties to each assignment shall execute and deliver to Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to Administrative Agent an Administrative Questionnaire.
1.1.142.5.No Assignment to Certain Persons. No such assignment shall be made to (A) Borrower, or any of Borrower’s Affiliates or Subsidiaries or any other Obligated Party or (B) any Defaulting Lender or any of its Affiliates, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing persons described in this clause (B).
1.1.142.6.No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person).
1.1.142.7.Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to such assignment shall make such additional payments to Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of Borrower and Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by such Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to: (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to Administrative Agent or any Lender hereunder (and interest accrued thereon) and (B) acquire (and fund as appropriate) its full pro rata share of all Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.
Subject to acceptance and recording thereof by Administrative Agent pursuant to Section 12.8(c), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 12.1 and Section 12.2 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided that, except to
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the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any party hereunder arising from that Lenders’ having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 12.8(d). Upon the consummation of any assignment pursuant to this Section 12.8(b), if requested by the transferor or transferee Lender, the transferor Lender, Administrative Agent and Borrower shall make appropriate arrangements so that replacement Revolving Credit Notes are issued to such transferor Lender (if applicable) and new Revolving Credit Notes or, as appropriate, replacement Revolving Credit Notes, are issued to the assignee.
1.1.143.Register. Administrative Agent, acting solely for this purpose as a non-fiduciary agent of Borrower, shall maintain at one of its offices in Dallas, Texas a copy of each Assignment and Assumption delivered to it and a Register. The entries in the Register shall be conclusive absent manifest error, and Borrower, Administrative Agent and Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
1.1.144.Participations. Any Lender may at any time, without the consent of, or notice to, Borrower or Administrative Agent, sell participations to a Participant in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) Borrower, Administrative Agent, and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 12.1(b) without regard to the existence of any participation.
Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 12.10 which requires the consent of all Lenders and affects such Participant. Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.1, 3.5 and 3.4 (subject to the requirements and limitations therein, including the requirements under Section 3.4(g) (it being understood that the documentation required under Section 3.4(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 3.6 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 3.1 or 3.4, with respect to any participation, than its participating Lender would have been entitled to
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receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at Borrower’s request and expense, to use reasonable efforts to cooperate with Borrower to effectuate the provisions of Section 3.6 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 4.2 as though it were a Lender; provided that such Participant agrees to pay to Administrative Agent any amount set-off for application to the Obligations under the Loan Documents as required pursuant to Section 4.2; provided, further that such Participant agrees to be subject to Section 12.23 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a Participant Register; provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
1.1.145.Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
1.1.146.Dissemination of Information. Borrower and each other Obligated Party authorizes Administrative Agent and each Lender to disclose to any actual or prospective purchaser, assignee or other recipient of a Lender’s Commitment, any and all information in Administrative Agent’s or such Lender’s possession concerning Borrower, the other Obligated Parties and their respective Affiliates.
Section 12.9Survival. All representations and warranties made in this Agreement or any other Loan Document or in any document, statement, or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of Administrative Agent or any Lender to rely upon them. Without prejudice to the survival of any other obligation of Borrower hereunder, the obligations of Borrower under Sections 12.1 and 12.2 shall survive repayment of the Obligations and termination of the Commitments.
Section 12.10Amendment. The provisions of this Agreement and the other Loan Documents to which Borrower is a party may be amended or waived only by an instrument in writing signed by Required Lenders (or by Administrative Agent with the consent of Required
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Lenders) and Borrower and acknowledged by Administrative Agent; provided, however, that no such amendment or waiver shall:
1.1.1.waive any condition set forth in Section 5.1 (other than Section 5.1(a)(xvii)), without the written consent of each Lender;
1.1.147.extend or increase any Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 10.2) without the written consent of such Lender;
1.1.148.postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayment) of principal, interest, fees or other amounts due to Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby;
1.1.149.reduce the principal of, or the rate of interest specified herein on, any Loan, or any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; provided, however, that only the consent of Required Lenders shall be necessary to adjust the Default Interest Rate or to waive any obligation of Borrower to pay interest at such rate;
1.1.150.change any provision of this Section 12.10 or the definition of “Required Lenders” or “Required Revolving Credit Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender (or each Revolving Credit Lender, in the case of a change in the definition of Required Revolving Credit Lenders);
1.1.151.change Section 10.3 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;
1.1.152.release any material Guaranty or all or substantially all of the Collateral (in each case, except as provided herein) without the written consent of each Lender; or
1.1.153.(i) expressly subordinate any of the Obligations to any other Debt or (ii) expressly subordinate the Lien securing any of the Obligations on all or substantially all of the Collateral to any other Lien securing any other Debt (except as provided in Section 11.9), in each case, without the consent of each Lender;
and, provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement, and (iii) no amendment, waiver or consent shall, unless in writing and signed by Administrative Agent in addition to Lenders
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required above, affect the rights or duties of Administrative Agent under this Agreement or any other Loan Document.
Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment(s) of any Defaulting Lender may not be increased or extended without the consent of such Lender; and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender.
Section 12.11Notices.
1.1.1.Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in Section 12.11(b)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as set forth on Schedule 12.11. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received. Notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications, to the extent provided in Section 12.11(b) shall be effective as provided in Section 12.11(b).
1.1.154.Electronic Communications. Notices and other communications to Lenders and hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article 2 if such Lender has notified Administrative Agent that it is incapable of receiving notices under Article 2 by electronic communication. Administrative Agent or Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.
Unless Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such facsimile, email or other electronic communication is not sent during the normal business hours of the
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recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.
1.1.155.Change of Address, etc. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto, Schedule 12.11 shall be deemed to be amended by each such change, and Administrative Agent is authorized, in its discretion, from time to time to reflect each such change in an amended Schedule 12.11 provided by Administrative Agent to each party hereto.
1.1.156.Platform.
1.1.156.1.Borrower agrees that Administrative Agent may, but shall not be obligated to, make the Communications (as defined below) available to the Lenders, L/C Issuer or Swing Line Lender by posting the Communications on the Platform.
1.1.156.2.The Platform is provided “as is” and “as available.” The Agent Parties do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Agent Parties have any liability to Borrower, any Lender or any other Person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of Borrower’s or Administrative Agent’s transmission of communications through the Platform.
1.1.156.3.Borrower and each other Obligated Party (by its, his or her execution of a Loan Document) hereby authorizes Administrative Agent, each Lender, Swing Line Lender and their respective counsel and agents to communicate and transfer documents and other information (including confidential information) concerning this transaction or Borrower or any other Obligated Party and the business affairs of Borrower and such other Obligated Parties via the Internet or other electronic communication without regard to the lack of security of such communications.
Section 12.12Governing Law; Venue; Service of Process.
1.1.1.Governing Law. This Agreement and the other Loan Documents and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of Texas (without reference to applicable rules of conflicts of Laws), except to the extent the Laws of any jurisdiction where Collateral is located require application of such Laws with respect to such Collateral.
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1.1.157.Jurisdiction. Borrower irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against Administrative Agent, any Lender, L/C Issuer Swing Line Lender or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of Texas sitting in Dallas County, and of the United States District Court of the Northern District of Texas, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such Texas State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that Administrative Agent, any Lender, L/C Issuer or Swing Line Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against Borrower or its properties in the courts of any jurisdiction.
1.1.158.Waiver of Venue. Borrower irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
1.1.159.Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 12.11. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law.
Section 12.13Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Except as provided in Section 5.1, this Agreement shall become effective when it shall have been executed by Administrative Agent and when Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.
Section 12.14Severability. Any provision of this Agreement or any other Loan Document held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal. Furthermore, in lieu of such invalid or unenforceable provision there shall be added as a part of this Agreement or the other Loan Documents a
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provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.
Section 12.15Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.
Section 12.16Construction. Borrower, Administrative Agent and each Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by Borrower, Administrative Agent and each Lender.
Section 12.17Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.
Section 12.18WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.18.
Section 12.19Additional Interest Provision. It is expressly stipulated and agreed to be the intent of Borrower, Administrative Agent and each Lender at all times to comply strictly with the applicable law governing the maximum rate or amount of interest payable on the indebtedness evidenced by any Note, any Loan Document, and the Related Indebtedness (or applicable United States federal law to the extent that it permits any Lender to contract for, charge, take, reserve or receive a greater amount of interest than under applicable law). If the applicable law is ever judicially interpreted so as to render usurious any amount (a) contracted for, charged, taken, reserved or received pursuant to any Note, any of the other Loan Documents or any other communication or writing by or between Borrower and any Lender related to the transaction or transactions that are the subject matter of the Loan Documents, (b) contracted for, charged, taken, reserved or received by reason of Administrative Agent’s or any Lender’s exercise of the option to accelerate the maturity of any Note and/or the Related Indebtedness, or (c) Borrower will have paid or Administrative Agent or any Lender will have received by reason
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of any voluntary prepayment by Borrower of any Note and/or the Related Indebtedness, then it is Borrower’s, Administrative Agent’s and Lenders’ express intent that all amounts charged in excess of the Maximum Rate shall be automatically canceled, ab initio, and all amounts in excess of the Maximum Rate theretofore collected by Administrative Agent or any Lender shall be credited on the principal balance of any Note and/or the Related Indebtedness (or, if any Note and all Related Indebtedness have been or would thereby be paid in full, refunded to Borrower), and the provisions of any Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder; provided, however, if any Note or Related Indebtedness has been paid in full before the end of the stated term thereof, then Borrower, Administrative Agent and each Lender agree that Administrative Agent or any Lender, as applicable, shall, with reasonable promptness after Administrative Agent or such Lender discovers or is advised by Borrower that interest was received in an amount in excess of the Maximum Rate, either refund such excess interest to Borrower and/or credit such excess interest against such Note and/or any Related Indebtedness then owing by Borrower to Administrative Agent or such Lender. Borrower hereby agrees that as a condition precedent to any claim seeking usury penalties against Administrative Agent or such Lender, Borrower will provide written notice to Administrative Agent or any Lender, advising Administrative Agent or such Lender in reasonable detail of the nature and amount of the violation, and Administrative Agent or such Lender shall have sixty (60) days after receipt of such notice in which to correct such usury violation, if any, by either refunding such excess interest to Borrower or crediting such excess interest against the Note to which the alleged violation relates and/or the Related Indebtedness then owing by Borrower to Administrative Agent or such Lender. All sums contracted for, charged, taken, reserved or received by Administrative Agent or any Lender for the use, forbearance or detention of any debt evidenced by any Note and/or the Related Indebtedness shall, to the extent permitted by applicable law, be amortized or spread, using the actuarial method, throughout the stated term of such Note and/or the Related Indebtedness (including any and all renewal and extension periods) until payment in full so that the rate or amount of interest on account of any Note and/or the Related Indebtedness does not exceed the Maximum Rate from time to time in effect and applicable to such Note and/or the Related Indebtedness for so long as debt is outstanding. In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving triparty accounts) apply to the Notes and/or any of the Related Indebtedness. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Administrative Agent or any Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.
Section 12.20Ceiling Election. To the extent that any Lender is relying on Chapter 303 of the Texas Finance Code to determine the Maximum Rate payable on any Note and/or any other portion of the Obligations under the Loan Documents, such Lender will utilize the weekly ceiling from time to time in effect as provided in such Chapter 303. To the extent United States federal law permits any Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law, such Lender will rely on United States federal law instead of
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such Chapter 303 for the purpose of determining the Maximum Rate. Additionally, to the extent permitted by applicable law now or hereafter in effect, any Lender may, at its option and from time to time, utilize any other method of establishing the Maximum Rate under such Chapter 303 or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect.
Section 12.21USA Patriot Act Notice. Administrative Agent and each Lender hereby notifies Borrower that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies Borrower and each other Obligated Party, which information includes the name and address of Borrower and each other Obligated Party and other information that will allow Administrative Agent and such Lender to identify Borrower and each other Obligated Party in accordance with the Patriot Act. In addition, Borrower agrees to (a) ensure that no Person who owns a controlling interest in or otherwise controls Borrower or any Subsidiary of Borrower is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the OFAC, the Department of the Treasury or included in any Executive Order, (b) not to use or permit the use of proceeds of the Obligations to violate any of the foreign asset control regulations of the OFAC or any enabling statute or Executive Order relating thereto, and (c) comply, or cause its Subsidiaries to comply, with the applicable Laws.
Section 12.22Defaulting Lenders.
1.1.1.Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:
1.1.159.1.Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and in Section 12.10.
1.1.159.2.Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article 10 or otherwise) or received by Administrative Agent from a Defaulting Lender shall be applied at such time or times as may be determined by Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to Administrative Agent hereunder; second, with respect to a Defaulting Lender that is a Revolving Credit Lender, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to L/C Issuer or Swing Line Lender hereunder; third, with respect to a Defaulting Lender that is a Revolving Credit Lender, to Cash Collateralize L/C Issuer’s Fronting Exposure, if any, with respect to such Defaulting Lender in accordance with Section 2.10; fourth with respect to a Defaulting Lender that is a Revolving Credit Lender, as Borrower may request (so long as no Default or Event of Default exists), to the funding of any Revolving Credit Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by Administrative
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Agent; fifth, with respect to a Defaulting Lender that is a Revolving Credit Lender, if so determined by Administrative Agent and Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Revolving Credit Loans under this Agreement and (y) Cash Collateralize L/C Issuer’s future Fronting Exposure, if any, with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.10; sixth, to the payment of any amounts owing to Lenders, L/C Issuer or Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, L/C Issuer or Swing Line Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to Borrower as a result of any judgment of a court of competent jurisdiction obtained by Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that, if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or Letters of Credit were issued at a time when the conditions set forth in Section 5.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Obligations owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swing Line Loans are held by Lenders pro rata in accordance with the Commitments under the applicable Facility without giving effect to Section 12.22(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.
1.1.159.3.Certain Fees.
1.1.159.3.1.No Defaulting Lender shall be entitled to receive any fee payable under Section 2.4(c) or for any period during which that Lender is a Defaulting Lender (and Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).
1.1.159.3.2.Each Defaulting Lender shall be entitled to receive Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Applicable Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.10.
1.1.159.3.3.With respect to any Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s
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participation in L/C Obligations that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to L/C Issuer the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such L/C Issuer’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee.
1.1.159.4.Reallocation of Applicable Percentages to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swing Line Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that (x) the conditions set forth in Section 5.2 are satisfied at the time of such reallocation (and, unless Borrower shall have otherwise notified Administrative Agent at such time, Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Credit Commitment. Subject to Section 12.27, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.
1.1.159.5.Cash Collateral; Repayment of Swing Line Loans. If the reallocation described in clause (a)(iv) above cannot, or can only partially, be effected, Borrower shall, without prejudice to any right or remedy available to it hereunder or under applicable law, first, prepay Swing Line Loans in an amount equal to Swing Line Lender’s Fronting Exposure and second, Cash Collateralize the L/C Issuer’s Fronting Exposure in accordance with the procedures set forth in Section 2.10.
1.1.160.Defaulting Lender Cure. If Borrower, Administrative Agent, L/C Issuer and Swing Line Lender agree in writing that a Lender is no longer a Defaulting Lender, Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by Lenders in accordance with their Applicable Percentages (without giving effect to Section 12.22(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.
Section 12.23Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or
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interest on any of the Loans made by it or other obligations hereunder, resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall:
1.1.1.notify Administrative Agent of such fact; and
1.1.161.purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that:
1.1.161.1.if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and
1.1.161.2.the provisions of this Section 12.23 shall not be construed to apply to: (A) any payment made by or on behalf of Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender); (B) the application of Cash Collateral provided for in Section 2.10, or (C) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant, other than an assignment to Borrower or any Affiliate thereof (as to which the provisions of this Section 12.23 shall apply).
Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of Borrower in the amount of such participation.
Section 12.24Payments Set Aside. To the extent that any payment by or on behalf of Borrower is made to Administrative Agent, L/C Issuer, Swing Line Lender or any Lender, or Administrative Agent, L/C Issuer, Swing Line Lender or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Administrative Agent, L/C Issuer, Swing Line Lender or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender, L/C Issuer and Swing Line Lender severally agrees to pay to Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from
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or repaid by Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of Lenders, L/C Issuer and Swing Line Lender under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.
Section 12.25Confidentiality. Each of Administrative Agent, L/C Issuer, Swing Line Lender and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners) or any Governmental Authority, quasi-Governmental Authority or legislative committee, (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement or any other Loan Document, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to its being under a duty of confidentiality no less restrictive than this Section 12.25, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (ii) any actual or prospective counterparty (or its Related Parties) to any Hedge Agreement relating to Borrower and its obligations, (iii) any actual or prospective purchaser of a Lender or its holding company, (iv) any rating agency or any similar organization in connection with the rating of Borrower or the Facilities or (v) the CUSIP Service Bureau or any similar organization in connection with the issuance and monitoring of CUSIP numbers with respect to the Facilities, (g) with the consent of Borrower, or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 12.25 or (ii) becomes available to Administrative Agent, L/C Issuer, Swing Line Lender, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than Borrower. For purposes of this Section 12.25, “Information” means all information received from Borrower or any Subsidiary relating to Borrower or any Subsidiary or any of their respective businesses which is clearly identified as confidential, other than any such information that is available to Administrative Agent, L/C Issuer Swing Line Lender or any Lender on a nonconfidential basis prior to disclosure by Borrower or a Subsidiary; provided that, in the case of information received from Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 12.25 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
Section 12.26Electronic Execution of Assignments and Certain Other Documents. The words “execute,” “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Administrative
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Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state Laws based on the Uniform Electronic Transactions Act.
Section 12.27NOTICE OF FINAL AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
Section 12.28Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.
Section 12.29Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under
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the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York or of the United States or any other state of the United States):
(a)In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States.
(b)As used in this Section 12.29, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following:
(i)        a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b)
(ii)    a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)    a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
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Section 12.30Amendment and Restatement.
1.1.1.Effective as of the Closing Date, this Agreement amends and restates in its entirety the Original Credit Agreement. This Agreement and the other Loan Documents govern the present relationship among the Obligated Parties, the Administrative Agent and the Lenders. This Agreement, however, is in no way intended, nor shall it be construed, to affect, replace, impair or extinguish the creation, attachment, perfection or priority of the security interests in, and other Liens on, the Collateral, which security interests and other Liens each of the Obligated Parties, by this Agreement, acknowledges, reaffirms and confirms to Administrative Agent and the Lenders. In addition, except as otherwise provided in the Loan Documents, all obligations and liabilities and indebtedness of any Obligated Party created or existing under, pursuant to, or as a result of, the Original Credit Agreement shall continue in existence within the definition of “Obligations” under this Agreement, which obligations, liabilities and indebtedness the Obligated Parties, by this Agreement, acknowledge, reaffirm, confirm and assume. The Obligated Parties agree that any outstanding commitment to make advances or otherwise extend credit under the Original Credit Agreement to any Obligated Party and each other obligation of any Person (other than a Obligated Party) which is a party to the Original Credit Agreement are hereby terminated. The Obligated Parties represent and warrant that none of them have assigned or otherwise transferred any of their respective rights arising under the Original Credit Agreement. Amounts in respect of interest, fees and other amounts payable to or for the account of Administrative Agent and Lenders shall be calculated (i) in accordance with the provisions of the Original Credit Agreement with respect to any period (or a portion of any period) ending prior to the Closing Date (and such amounts shall be payable to the applicable Persons a party to the Original Credit Agreement in accordance with the Original Credit Agreement) and (ii) in accordance with the provisions of this Agreement with respect to any period (or a portion of any period) commencing on or after the Closing Date.
1.1.2.To the extent not expressly amended and restated on the Closing Date, the Loan Documents (as defined in the Original Credit Agreement) executed in connection with the Original Credit Agreement and in effect prior to the Closing Date (the “Existing Loan Documents”) shall continue in full force and effect, are hereby ratified, reaffirmed and confirmed in all respects, and shall, for the avoidance of doubt, constitute “Loan Documents” under this Agreement; provided that in any event, all commitments to lend, all commitments to arrange or extend financial accommodations (including letters of credit) and all obligations of BMO and/or the “Lenders” under the Existing Loan Documents shall be replaced and superseded by the commitments and obligations hereunder. On and after the Closing Date, (i) such Existing Loan Documents shall each be deemed to be amended to the extent necessary to give effect to the provisions of this Agreement and the other Loan Documents being entered into on the Closing Date, (ii) all references to or terms defined by reference to the Original Credit Agreement in such Existing Loan Documents shall be deemed to refer to the Original Credit Agreement, as amended and restated hereby and (iii) all references to any Article, Section or sub-clause of the Original Credit Agreement in any such Existing Loan Document shall be deemed to be references to the corresponding provisions of this Agreement. The terms of the
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Loan Documents that correspond to the Existing Loan Documents that have been amended and restated as of the Closing Date shall govern for any period occurring on or after the Closing Date, and the terms of such Existing Loan Documents prior to their amendment and restatement on the Closing Date shall govern for any period beginning before the Closing Date and ending on the day immediately preceding Closing Date.
1.1.3.The parties hereto acknowledge and agree that this amendment and restatement is limited as written and is not a consent to any other amendment, restatement or waiver or other modification, whether or not similar and, except as expressly provided herein or in any Loan Document, all terms and conditions of this Agreement and the Loan Documents remain in full force and effect unless otherwise specifically amended hereby or by any Loan Documents.
Section 12.31Reallocation of Loans and Commitment Amounts.
1.1.1.On the Closing Date, each Lender and each Exiting Lender is hereby deemed to assign to the other Lenders (other than any other Exiting Lender) pursuant to Section 12.8, notwithstanding that no Assignment and Assumption may be executed and delivered to Administrative Agent, and such Lenders are hereby deemed to purchase from such other Lenders, at the outstanding principal amount thereof, such interests in the Revolving Credit Loans, Revolving Credit Commitments, Term Loans and the Term Loan Commitments (each as defined in the Existing Agreement), as applicable, outstanding on the Closing Date, as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Credit Loans, Revolving Credit Commitments, Term Loans and Term Loan Commitments, as applicable, are held by the Lenders ratably in accordance with their respective shares set forth on Schedule 2.1.
(a)Each Exiting Lender hereby consents to (i) this Agreement and the transactions contemplated hereby and (ii) the assignment of such Exiting Lender’s Revolving Credit Loans, Revolving Credit Commitments, Term Loans and the Term Loan Commitments (each as defined in the Existing Agreement), as applicable, in accordance with the pro forma Revolving Credit Loans, Revolving Credit Commitments, Term Loans and the Term Loan Commitments set forth on Schedule 2.1 notwithstanding that no Assignment and Assumption may be executed and delivered to Administrative Agent. From and after the Closing Date, no Exiting Lender will constitute a “Lender” hereunder or have any further rights to consent to any further amendment, restatement, amendment and restatement, supplement, waiver, forbearance or modification of any type to any Loan Documents or with respect to any Obligated Party or the Collateral.
(b)From and after the Closing Date, Administrative Agent shall make all payments in respect of the Loans assigned or deemed assigned pursuant to this Section 12.31 (including payments of interest, fees and other amounts) to each assignor Lender for amounts which have accrued up to but excluding the Closing Date and to the applicable assignee Lenders for amounts which have accrued from and after the Closing Date.
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[Remainder of Page Intentionally Left Blank; Signature Page Follows]
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EXECUTED to be effective as of the date first written above.
BORROWER:

BGSF, INC.

By:    /s/ John Barnett
    Name: John Barnett
    Title: Chief Financial Officer

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ADMINISTRATIVE AGENT AND LENDER:

BMO BANK N.A.

By:
Name:
Title:

SOLE LEAD ARRANGER AND SOLE BOOK RUNNER:
BMO CAPITAL MARKETS CORP.
By:
Name:
Title:
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LENDER:

BANK OF AMERICA, N.A.

By:
Name:
Title:
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LENDER:
INDEPENDENT BANK

By:
Name:
Title:

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LENDER:
TEXAS CAPITAL BANK

By:
Name:
Title:

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EXITING LENDER:
CITIBANK, N.A.

By:
Name:
Title:

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SCHEDULE 2.1
Commitments and Existing Term Loans

Lender	Revolving Credit Commitment	Existing Term Loans[1]	Delayed Draw Term Loan Commitment	Total Commitments and Existing Term Loans
BMO Bank, N.A.	$~~11,373,801.91~~5,686,900.95	$~~9,667,731.63~~9,184,345.07	$1,208,466.46	$~~22,250,000.00~~16,079,712.48
Bank of America, N.A.	$~~10,223,642.17~~5,111,821.09	$~~8,690,095.85~~8,255,591.05	$1,086,261.98	$~~20,000,000.00~~14,453,674.12
Independent Bank	$~~9,201,277.96~~4,600,638.98	$~~7,821,086.26~~7,430,031.94	$977,635.78	$~~18,000,000.00~~13,008,306.70
Texas Capital Bank	$~~9,201,277.96~~4,600,638.98	$~~7,821,086.26~~7,430,031.94	$977,635.78	$~~18,000,000.00~~13,008,306.70

TOTAL	$~~40,000,000.00~~20,000,000.00	$~~34,000,000.00~~32,300,000.00	$4,250,000.00	$~~78,250,000.00~~56,550,000.00

1 The amounts set forth in this column represent the principal amounts of the Existing Term Loans held by the Lenders as of the First Amendment Effective Date.
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